As filed with the Securities and Exchange Commission on June 4, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 – March 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT

MARCH 31, 2019

Beginning on January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (888) 992-2765, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 992-2765, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with Absolute Funds.

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (each a “Fund” and collectively the “Funds”) as of March 31, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

The Absolute Strategies Fund utilizes a multi-manager strategy. For a complete description of each Fund’s principal investment risks please refer to its respective prospectus.

Although each Fund’s strategy is different, each Fund is subject to the following risks: Small- and medium-sized company risk; foreign or emerging markets securities risk which involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets; interest rate risk; and high yield, lower-rated (junk) bonds risk.

Other principal risks include investing in initial public offerings; selling securities short with the risk of magnified capital losses; investing in derivatives which can be volatile and involve various types and degrees of risks; and investing in options and futures which are subject to special risks and may not fully protect a Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of futures prices.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks. Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund (the “Fund”) for the year ended March 31, 2019.

The Fund’s main goals reflect the potential for capital preservation/downside protection through risk and return positioning that helps diversify traditional portfolios. Achieving these goals over the course of an investment cycle often means constructing a portfolio of investments that looks very different from other investment funds, including alternative funds. It requires being defensive at times when others are overly aggressive. It requires looking for value in areas of the market that are over-looked or unloved by other investors. Achieving these goals also means that the Fund’s performance is likely to go through periods of under-performance as well as out-performance versus other strategies. Over time this has created significant non-correlation and diversification characteristics.

Financial markets in 2018 had a very difficult 4th quarter that was favorable for the Fund. The Fund was positioned for a downturn in the markets heading into that period and was able to capitalize on volatility and provide a meaningful portfolio hedge for investors. For the 4th quarter, the Fund returned 4.75% vs. -5.56% and -13.52% for the HRFX Global Hedge Fund Index and the S&P 500 Index respectively. For the calendar year 2018, the Fund returned 1.33% vs. -6.72% and -4.39% for the HRFX Global Hedge Fund Index and the S&P 500 Index respectively. During much of the Fund’s fiscal year, however, markets were routinely bailed out by intervention from global central banks, most notably China. These sudden rallies compress volatility and result in large short-term recoveries that are not favorable to a value-biased long portfolio. The Fund returned -3.23% over the 12 months ended March 31. By comparison, the HRFX Global Hedge Fund Index returned -3.32% and the S&P 500 Index returned 9.50%.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most month-end, call the Fund at 888-99-ABSOLUTE.

Since the introduction of asset purchases by central banks (also known as quantitative easing), financial assets have become increasingly expensive and highly correlated; price-discovery and volatility have been artificially suppressed. Constructing a portfolio of various industry-favored hedge fund strategies does not achieve the risk-adjusted results we desire. Traditional assets classes and most hedge fund strategies have become a correlated beta trade that acts in unison with the overall equity markets. This is clear when looking at the performance of hedge fund strategies during volatile markets; the hedge fund strategies and the S&P 500 are regularly correlated and go down together. A repricing of financial markets caused by artificially suppressed interest rates would very likely result in large losses across equities, fixed income and many alternative investments. To produce alpha within such an environment would require an investment strategy to do something very different including, at times, to take the other side. While this approach has been frustrating over the past few years, we believe the eventual unwinding of correlated asset risks creates an opportunity to set up a portfolio that can generate significant outperformance during periods of high volatility.

Long periods of low volatility and high valuations have historically given way to periods of high volatility, leading to market valuations reverting to the mean. This, we believe, is how markets cycle over time. Occasionally cycles reach extremes, which has actually been a common occurrence over the past 20 years. We believe we have entered a period of higher volatility and a compression in market valuations. This may result in a large drawdown in markets or simply a large trading range with significant swings in prices, similar to the period of the 1970s. The latter could be likely if the future period coincides with an inflationary era that causes a rise in interest rates and a contraction in profit margins.

Overall Positioning and Performance Review:

We continue to allocate capital based on opportunities to be long and short. The challenge has come from a market cycle that has been skewed by central bank intrusions. In this regard, as prudent investors who view markets through a lens of capital at risk, we must take into account what we believe are extreme levels of high valuations,

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MARCH 31, 2019

the proliferation of momentum/trend investing, and artificially suppressed volatility when constructing the Fund’s portfolio. All of these have been coiled against us in both time and price. From a long/short perspective, we tend to favor underpriced or out of favor long ideas vs a short portfolio of overpriced or crowded areas. Many of these positions are simply relative-value relationships that revert to the mean. Volatility is used to help monetize these relationships over time. Our performance has been directly impacted by a lack of volatility, and an extreme turn of the market cycle that has punished out-of-favor longs while rewarding crowded, over-valued indexing.

Value vs Growth. The Fund continues to carry a large value-bias overall with the majority of the long equity portfolio in value-style securities vs a short portfolio that has been heavily growth-weighted, and in our view, significantly over-priced. This positioning served well during the downturn in equity markets in the 4th quarter and contributed to the Fund’s performance during that period. However, this value-bias in long vs short securities has struggled for several years as markets have been in a period where index investing has favored momentum and growth. We believe this momentum cycle is similar to that of the late 1990s and will likely revert to a period where value out performs growth for several years.

Short Equity. Market indices are trading at valuation levels only seen near the 1929 and 2000 peaks. The median price/sales for the S&P 500 is over 2.5x, or nearly 50% higher than the prior peak in 2007. While having a net short equity allocation has had a negative impact on Fund performance, we believe many securities in various global markets and sectors are at risk of significant repricing, some upwards of 50% or more. The Fund’s overall portfolio is currently positioned with a net short equity bias. This positioning was highly beneficial during periods of market volatility, but negatively impacted performance for the fiscal period.

Convertible Arbitrage. Convertible arbitrage is one of few areas of financial markets that is not flooded with excess capital and has provided modest returns. Hedged convertible securities have offered attractive return and risk characteristics relative to most other areas of the bond market. This strategy also has offered a relatively steady return profile to diversify away from other areas of our portfolio and performed well during the period.

In summary, the Fund’s convertible arbitrage strategy was the best performer during the period. This is notable because the strategy typically exhibits low sensitivity to equity markets. Manager strategies based on long equity exposure performed well, but lagged market indices. Long/short strategies were detractors. The Fund’s short exposure remains flexible and has varied over the past year as large spikes in volatility have offered opportunities to monetize short term gains using both index futures and options. During periods of low volatility the Fund has maintained a large amount of short exposure due to historically high valuations and weak fundamentals. The timing is uncertain but we believe the payoff in short opportunities could be significant.

The Fund held its highest defensive positioning from October to the December low. Once markets reached extremely oversold levels, we monetized some of our short exposure near the lows and bought some upside optionality (hedging) in the form of index call spreads. We expect to continue to trade around market volatility while maintaining a highly defensive posture. We plan to become aggressively defensive again as rallies wear thin and investor optimism returns; this is likely to coincide with a more dovish Federal Reserve. It’s also likely any slowdown in US growth will be blamed on the 2018/2019 government shutdown, which may recover short term. Therefore we believe some period of volatile consolidation with several rallies and selloffs, followed by the next major leg lower in equity markets will most likely occur during the second half of 2019.

We hope investors and advisors can recognize the need for diversification away from a 100% passive, beta portfolio and re-introduce strategies that may provide some defense by taking advantage of difficult, volatile environments. We believe the last few years were not indicative of a free market system, nor a fair market test for strategies like ours given the flood of liquidity and interference by global central banks. This intervention caused a massive, artificial suppression of interest rates and volatility, which are key drivers in adequately pricing risk and delivering alpha. Instead, many strategies were given a free pass to take on “risk-free” beta and everything correlated into one large liquidity bet. Many of our competitors benefited from our headwinds by posting what appeared to be solid performance. However the 4th quarter of 2018, (much like hedge funds in 2007-2009) proved that some of them are nothing more than a complex idea inside a beta-chasing wrapper. Further, many do not provide diversification and are

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A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

actually leveraged to the same beta investments that exist across a traditional investor portfolio. We do not believe this is an appropriate profile for an alternative strategy fund.

Our philosophy and process, on the other hand, have never varied. We do not chase risk. We do not chase beta. We recognize that certain market environments will be challenging. We do not pretend to try to avoid them; providing a diversifying strategy that varies capital at risk is not supposed to be easy. Outside of the past five years, our strategy performed well in a variety of market environments. We generally kept pace with market indices and easily outperformed most benchmarks from inception in 2005 through 2012, a period containing only one down year. We believe the last five years will be looked at as an historic outlier brought on by an extraordinary effort by global central banks to artificially extend an already 40-year decline in interest rates. This experiment is being unwound and in the end we believe it will likely be viewed as destructive; at least until the next major crisis wipes out asset prices.

Conversely, we also believe it is necessary to learn from our own investment experiences. Our fault in the recent past was not recognizing zero percent rates and that central bank liquidity could drive speculation to reach such extreme levels. We recognize that fundamental and valuation analysis are not the sole driver of market pricing and certain mechanisms have been altered due to the high concentration of capital allocated to passive, quantitative/algo and momentum strategies. These strategies are generally insensitive to valuation and fundamental concerns which can cause large deviations from historical market averages. We have added technical research and analysis to our efforts in order to better assess the overall market cycle as it relates to our positioning. This is simply an added tool to our process and we hope these efforts will help minimize periods of underperformance. We also have provided access to two single-manager strategies in separate funds to fit alongside more traditional equity or fixed income allocations. We anticipate that our overall collection of funds will provide a better choice of strategies for investors and advisors looking for more flexibility and diversification across a market cycle

Outlook and comments on recent market volatility:

Our commentary of October 18, 2018, was aptly titled, “Global markets have begun to show their hand.” We stressed that markets were providing a back drop, similar to the year 2000 peak, which could be the start of a long drawn-out bear market lasting several years. The similarities to the 2000 period were striking: extreme valuations; global markets and sectors diverging following an extended market and economic cycle; big swings in volatility along with several advances back toward markets highs. The spark was simply due to a sharp rise in interest rates and threats of inflation that is being accompanied by central banks unwinding their balance sheets and tightening liquidity.

Since that time, markets appeared to have entered a bear market period with every major market index falling 20% or more from early October to late December. Similar to early 2001 or early 2008, we believe this is just the first leg of what may be a lengthy and volatile bear market period. We do expect (much like prior downturns) violent rallies lasting weeks or even months, and may provide a feeling of relief that everything is back to normal. This is how bear markets work. In fact, the recent late December low may hold for some time, possibly into the second half of 2019, with the potential for some indices to rally back near prior highs, (similar to 2001).

Markets are still adjusting to what is likely a secular trend of higher interest rates which could result in a complete repricing of risk across a variety of asset classes. In effect, the past 5-6 years have seen investors pile into risky assets believing that low rates would be permanent. Given the extended rise in LIBOR and other market rates, we now know this idea was misplaced and is likely to result in a complete reversion to the mean. This may imply equity markets revisiting 2013-2015 market levels, which would require an overall drop of 40-50%. The forces of higher interest rates and resulting profit margin contraction are now set in motion and will not be easily reversed. Why? Because markets were addicted to many years of zero percent interest rates. As a result, the scale of leveraged loans and lower graded investments has exploded. The US leveraged loan market now exceeds $1 trillion with most of these being highly illiquid. BBB rated US corporate debt has grown to over $3 trillion; BBB rated debt now represents half of all investment grade corporate debt and we aren’t even in a recession…yet.

Globally, a slowdown in China may be the largest economic risk for equity markets. China has seen a major decline in a variety of business sectors while vehicle sales had its first annual decline since 1990. One major global supplier of

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A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

electronic components, Japan’s Nidec Corp., is seeing a sharp slowdown in Chinese demand for auto and appliance makers by more than 30%. Nidec’s CEO stated, “…this is the first time I’ve seen such a large single-month drop in orders…what we witnessed in November and December was just extraordinary.” (WSJ, Jan 17, 2019). China appears to be doing all it can to attempt a soft landing, including a new round of liquidity injections.

While trade wars and other headlines appear to be drawing political focus, we believe that there is one very serious threat that is not receiving much financial media attention: the accusation that China is hacking and stealing US intellectual property. This could be a macro, secular driver of both supply and demand for the US technology sector. Not only is China a major source of cheap labor for US companies’ products, it is also an enormous end market. Thinking through this logically, the risk of US technology companies completely pulling out of China, or worse, having their intellectual property used against them, is a very real risk. Imagine the outcome if top technology companies were forced to relocate to more expensive manufacturing sites, and ended up in a price war with similar/copied Chinese technologies. Several stories have surfaced on the subject but it is almost as if they are being hidden by media outlets. Bloomberg wrote an expansive article outlining the hacking and infiltration of US technology on October 4, 2018. In December, the CFO of a major Chinese tech company, Huawei, was detained in Canada at the request of US authorities. In January, Congress introduced a bill to ban the sale of US semiconductor chips to Chinese telecommunications companies. Other than the arrest of Huawei’s CFO, these stories have not received much attention compared to Fed tightening and trade war threats. Yet the Bloomberg article appeared to be the immediate catalyst for the initial downturn in the markets; in fact it was the same day. These issues do not appear to be among strategic trading partners, but between major economic adversaries. Other than handshakes and smiles, we do not see much if any real trade deal between the US and China. Quite the contrary, we believe these issues could have a major economic impact on long-term US technology company profitability.

We do not expect credit concerns or a global economic slowdown to drive markets straight down as happened in 2008. We anticipate markets will go through various periods of ups and downs, but are likely to correct meaningfully over a 2-3 year period.

We very much appreciate your investment in the Absolute Strategies Fund.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $25,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, S&P 500 Index (“S&P 500”), Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI World”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX is a broad-based measurement of the performance of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment
Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Absolute Strategies Fund Institutional Shares	-3.23%	-1.78%	1.61%
S&P 500® Index	9.50%	10.91%	15.92%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	3.77%
HFRX Global Hedge Fund Index	-3.32%	-0.30%	1.74%
MSCI World Index	4.01%	6.78%	12.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.23%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratio would be 2.41%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.99% for Institutional Shares, through August 1, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total

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ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2019

Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. To the extent that the Fund invests in another fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Capital Opportunities Fund (“the Fund”) for the year ended March 31, 2019 (“the Period”).

The Fund declined 1.78% during the Period but is up 2.04% year-to-date through March of 2019.Despite the Period decline we are satisfied with this performance given that Fund’s positioning, calendar year performance and the fact that the Fund has been positive by 7.9%, 5.37% and 5.99% for the calendar years 2016, 2017 and 2018, respectively. The Fund’s beta to the S&P 500 has been very low (0.13) since inception which highlights that returns have not been driven solely by a rise in broader markets.

Performance data quoted represents past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.

Options positions designed to capture large moves (“tail hedges”) in the S&P 500 were positive contributors. Starbucks and Jacobs Engineering were also among larger gainers. CBS, Mohawk Industries, and American Airlines were single name detractors.

The Fund continues to maintain a bias towards value-based long positions. Despite the market appearing to favor “growth” stocks over “value” stocks over the past several years, many “value” stocks have been growing their earnings at roughly the same rate as the overall market throughout this period. Market participants have rewarded what we believe are already richly priced companies (primarily in the Technology sector) with even higher valuations. We believe these levels require a high degree of certainty that the future path of earnings will closely resemble the recent past just to be called fair and they provide very little room for error in that assessment. Meanwhile, many of the companies owned by the Fund have been cast aside under the guise of a different kind of certainty: that earnings for these companies will not grow or grow only modestly for the foreseeable future despite these same companies disproving that theory many times over the past several years.

This divergence continues to appear untenable to us over any meaningfully long period of time. We believe that over a long period of time, the cash flow produced by a company may force that company’s stock price to revert back to a level better approximating fair value. Alternatively, the company may be acquired by a strategic competitor looking to capitalize on the mispricing. This is why we focus on math. Over time, we believe math is what ultimately drives returns.

Looking forward, the Fund continues to be positioned much as it had been in the past. We continue to carry substantial hedges, but believe our stock holdings have become the most attractively priced in relative terms to the overall market since 2010. As a result, we have structured the Fund with the potential to benefit from either stock selection, or absolute movement in either direction.

We are pleased with our overall results and very much appreciate the faith you, our investors, have placed with us. Please know we are invested significantly alongside you.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Equity Hedge Index (“HFRX Equity”) and the S&P 500 Index (“S&P 500”), since inception. HFRX Equity measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment
Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index
and S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Since Inception 12/30/15
Absolute Capital Opportunities Fund	-1.78%	6.57%
HFRX Equity Hedge Index	-5.14%	1.65%
S&P 500® Index	9.50%	12.54%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.37%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.51%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75%, through August 1, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholder,

The twelve month period ended March 31, 2019 (the “Period”) has provided a robust test for the Absolute Convertible Arbitrage Fund (“ARBIX”) and other credit oriented strategies. Interest rates rose and fell. Credit spreads widened and tightened. We are pleased with the Fund’s return of +3.95% for the Period. Additionally, the annualized return over the last three years is +7.7%. The Fund has been positive 36 out of the last 38 months. Fund volatility has been extremely low and beta to traditional stocks and bonds has also been close to zero.

Encore Capital Group, Harmonic Inc., Avis Technology Inc. and MongoDB, Inc. were positive contributors and Global Eagle Entertainment Inc., Infinera Corporation and Accelerate Diagnostic Inc. underperformed our expectations.

One of the reasons for the Fund’s consistent performance is that it utilizes a total return approach across credit, yield, and volatility. Over time there has been a natural offset between these three areas that does not exist in more traditional bond markets because in traditional bond markets, volatility isn’t a specific factor. For example, as convertible prices increased during the first quarter of 2019 and our equity hedges got heavier, the Fund’s portfolio inherently became more sensitive to future moves in equity volatility and less sensitive to both credit moves and interest rates. Additionally, through security selection, we can actively bias the portfolio toward the area that may be cheap when another is more expensive. The portfolio sensitivity weights naturally move toward buying low and selling high and vice versa when these moves reverse.

The convertible marketplace is a niche market best suited for focused, experienced, convertible specialists who grind away daily to extract nickels and dimes in a tightly risk controlled manner. Preservation of capital is always a key focus. The downside risk in any position, and the portfolio as a whole, is very tightly controlled. The potential upside reward in any trade takes a back seat to what we could lose if we are wrong.

The investment process requires extreme focus and discipline. The vast majority of companies targeted do not have straight bonds outstanding and are typically small and mid-cap companies. Therefore, analysis requires dedicated, bottom-up, internally generated credit work which establishes its own unique opinion of the credit quality of the company. Company filings, news events and research reports are continuously monitored and analyzed for any changes in business developments and credit quality. This process also requires name by name modeling of securities where inputs such as equity volatility, credit spreads, interest rates, delta hedges, stock loan rates, takeover provisions and secondary market prices continuously change by the minute. Newly issued convertibles often involve new companies coming to market in a 24 hour period which requires access to deals and mandates that we perform fast and focused research and analysis.

As a reminder to our investors, the Fund’s subadviser has been managing this strategy since 2002. During those 17 years they’ve witnessed many different types of markets with varying degrees of opportunity. While always keeping an eye on risk, the subadviser constantly adapts its approach to best match a given opportunity. The potential benefits to the strategy and Fund are well established – moderate returns with low volatility and low beta to traditional stocks and bonds. As always, this remains the Fund’s focus.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in Absolute Convertible Arbitrage Fund (the “Fund”) compared with the performance of the benchmarks, HFRX Fixed Income Convertible Arbitrage Index ("HFRX Fixed Income"), Bloomberg Barclays U.S. Aggregate Bond Index ('Barclays Index'), IBoxx High Yield Index ("iBoxx Index") and the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The HFRX Fixed Income measures the performance of hedge fund strategies that are predicated on realizing of a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment
Absolute Convertible Arbitrage Fund vs. HFRX Fixed Income Convertible Arbitrage Index, Bloomberg Barclays U.S. Aggregate Bond Index, iBoxx High Yield Index and S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Absolute Convertible Arbitrage Fund Institutional Shares	3.95%	3.79%	7.38%
HFRX Fixed Income Convertible Arbitrage Index	-0.14%	0.09%	5.25%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	3.77%
IBoxx High Yield Index	7.01%	4.17%	9.85%
S&P 500® Index	9.50%	10.91%	15.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.75%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.60%, through August 1, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on

10	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2019

Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

In August 2017, a hedge fund managed by Mohican Financial Management LLC reorganized into the Fund. The Fund’s performance for periods prior to the commencement of operations is that of the hedge fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the hedge fund was calculated net of the hedge fund’s fees and expenses. The performance of the hedge fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the hedge fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower. The hedge fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2019

Portfolio Breakdown (% of Net Assets)
Common Stock	21.0%
Asset Backed Obligations	0.3%
Investment Companies	49.9%
Money Market Fund	15.9%
Purchased Options	1.0%
Written Options	(0.1)%
Other Assets & Liabilities, Net *	12.0%
100.0%

*	Consists of deposits with the custodian and/or brokers for put options written, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for put options written represent 11.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 21.0%
Communication Services - 1.2%
45,000	Liberty Global PLC, Class C (a)	$1,089,450
Consumer Discretionary - 3.6%
10,000	Anheuser-Busch InBev SA/NV, ADR	839,700
15,000	CVS Health Corp.	808,950
14,000	The TJX Cos., Inc.	744,940
6,500	The Walt Disney Co.	721,695
		3,115,285
Consumer Staples - 0.7%
6,000	Nestle SA, ADR	571,920
Energy - 2.6%
40,000	Enbridge, Inc.	1,450,400
19,000	Schlumberger, Ltd.	827,830
		2,278,230
Financials - 7.0%
6,000	Berkshire Hathaway, Inc., Class B (a)	1,205,340
28,000	Brookfield Asset Management, Inc., Class A	1,306,200
18,000	Franklin Resources, Inc.	596,520
25,000	Loews Corp.	1,198,250
14,000	The Bank of New York Mellon Corp.	706,020
5,500	The Howard Hughes Corp. (a)	605,000
6,500	WR Berkley Corp.	550,680
		6,168,010
Health Care - 1.5%
30,000	Sanofi, ADR	1,328,400
Industrials - 0.3%
3,500	Expeditors International of Washington, Inc.	265,650
Information Technology - 0.8%
12,000	Cerner Corp. (a)	686,520
Materials - 1.8%
9,500	DowDuPont, Inc.	506,445
12,000	Royal Gold, Inc.	1,091,160
		1,597,605
Real Estate - 0.3%
8,500	Equity Commonwealth REIT (a)	277,865
Utilities - 1.2%
14,000	Dominion Energy, Inc.	1,073,240

Total Common Stock (Cost $15,763,733)		18,452,175

Principal	Security Description	Rate	Maturity	Value
Asset Backed Obligations - 0.3%
$42,343	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (b)	4.41%	03/25/36	38,645
27,262	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (b)	4.27	03/25/36	24,130
18,987	Banc of America Funding Corp., Series 2006-E 2A1 (b)	4.25	06/20/36	18,582
26,569	Banc of America Funding Corp., Series 2007-E 4A1 (b)	3.85	07/20/47	21,353
57,139	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	53,596
21,708	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	20,827
23,040	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	21,549
27,232	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5 1A1 (b)	4.51	09/25/47	26,548
43,808	IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (b)	4.06	09/25/36	37,775
17,544	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (b)	4.26	04/25/37	16,347
25,544	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (b)	4.17	04/25/47	19,348
Total Asset Backed Obligations (Cost $200,756)				298,700

Shares	Security Description	Value
Investment Companies - 49.9%
1,713,508	Absolute Capital Opportunities Fund (c)	19,705,339
2,314,548	Absolute Convertible Arbitrage Fund (a)(c)	24,279,613
Total Investment Companies (Cost $41,721,835)		43,984,952

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2019

Shares	Security Description	Value
Money Market Fund - 15.9%
13,987,734	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (d) (Cost $13,987,734)	$13,987,734

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 1.0%
Call Options Purchased - 0.6%
20	CME E-Mini Russell	$2810.00	04/19	$2,810,000	43,500
3,000	Financial Select Sector SPDR Fund ETF	26.00	04/19	7,800,000	93,000
1,250	SPDR S&P 500 ETF Trust	288.00	05/19	36,000,000	361,875
Total Call Options Purchased (Premiums Paid $426,978)					498,375
Put Options Purchased - 0.4%
500	Invesco QQQ Trust ETF	180.00	05/19	9,102,000	169,750
500	Invesco QQQ Trust ETF	175.00	05/19	9,102,000	93,500
500	Invesco QQQ Trust ETF	155.00	05/19	9,102,000	8,500
2,000	iShares Russell 2000 ETF	144.00	04/19	30,952,000	74,000
1,000	iShares Russell 2000 ETF	140.00	04/19	15,476,000	17,000
Total Put Options Purchased (Premiums Paid $727,500)					362,750
Total Purchased Options (Premiums Paid $1,154,478)					861,125
Investments, at value - 88.1% (Cost $72,828,536)					$77,584,686
Total Written Options - (0.1)% (Premiums Received $(209,997))					(130,250)
Other Assets & Liabilities, Net - 12.0%					10,593,252
Net Assets - 100.0%					$88,047,688

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF PUT OPTIONS WRITTEN

MARCH 31, 2019

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.1)%
Put Options Written - (0.1)%
(500)	Invesco QQQ Trust ETF	$170.00	05/19	$8,500,000	$(50,250)
(1,000)	Invesco QQQ Trust ETF	165.00	05/19	16,500,000	(53,000)
(2,000)	iShares Russell 2000 ETF	139.00	04/19	27,800,000	(27,000)
Total Put Options Written (Premiums Received $(209,997))					(130,250)
Total Written Options - (0.1)% (Premiums Received $(209,997))					$(130,250)

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN

MARCH 31, 2019

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2019.
(c)	Affiliated Company.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

At March 31, 2019, the Fund held the following exchange traded futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Depreciation
(130)	CME E-Mini Russell Future	06/21/19	$(9,991,244)	$(10,034,700)	$(43,456)
(160)	Nasdaq 100 E-Mini Future	06/21/19	(23,124,721)	(23,681,600)	(556,879)
(70)	S&P 500 E-mini Future	06/21/19	(9,781,131)	(9,932,300)	(151,169)
			$(42,897,096)	$(43,648,600)	$(751,504)

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments. Transactions during the year with affiliates were as follows:

Investment Companies
Absolute Capital Opportunities Fund	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 3/31/2019	Realized Gain	Investment Income
Shares	1,529,930	696,538	(512,960)	–	1,713,508
Cost	$16,010,000	$8,481,606	$(6,000,000)	$–	$18,084,900	$212,857	$862,043
Value	19,154,722	–	–	(1,524,283)	19,705,339

Absolute Convertible Arbitrage Fund	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 3/31/2019	Realized Gain	Investment Income
Shares	2,840,976	53,111	(579,539)	–	2,314,548
Cost	$29,047,189	$542,972	$(6,000,000)	$–	$23,636,935	$206,223	$383,523
Value	29,233,640	–	–	456,227	24,279,613

At March 31, 2019, the value of investments in affiliated companies was $43,984,952 representing 49.96% of net assets, and the total cost was $41,721,835. Net realized gain was $419,080 and investment income was $1,245,566.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Communication Services	$1,089,450	$–	$–	$1,089,450
Consumer Discretionary	3,115,285	–	–	3,115,285
Consumer Staples	571,920	–	–	571,920
Energy	2,278,230	–	–	2,278,230
Financials	6,168,010	–	–	6,168,010
Health Care	1,328,400	–	–	1,328,400
Industrials	265,650	–	–	265,650
Information Technology	686,520	–	–	686,520
Materials	1,597,605	–	–	1,597,605
Real Estate	277,865	–	–	277,865
Utilities	1,073,240	–	–	1,073,240
Asset Backed Obligations	–	298,700	–	298,700
Investment Companies	43,984,952	–	–	43,984,952

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN

MARCH 31, 2019

	Level 1	Level 2	Level 3	Total
Money Market Fund	$–	$13,987,734	$–	$13,987,734
Purchased Options	192,500	668,625	–	861,125
Investments at Value	$62,629,627	$14,955,059	$–	$77,584,686
Total Assets	$62,629,627	$14,955,059	$–	$77,584,686

Liabilities
Other Financial Instruments*
Written Options	–	(130,250)	–	(130,250)
Futures	(751,504)	–	–	(751,504)
Total Other Financial Instruments*	$(751,504)	$(130,250)	$–	$(881,754)
Total Liabilities	$(751,504)	$(130,250)	$–	$(881,754)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) and written options, which are reported at their market value at year end.

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2019

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	71.1%
Money Market Fund	19.8%
Purchased Options	5.3%
Short Positions
Common Stock	(0.2)%
Investment Company	(114.4)%
Written Options	(1.3)%
Other Assets & Liabilities, Net *	119.7%
100.0%

*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 119.5% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Long Positions - 96.2%
Common Stock - 71.1%
Communication Services - 14.1%
644	Alphabet, Inc., Class A (a)	$757,917
644	Alphabet, Inc., Class C (a)(b)	755,612
350	Booking Holdings, Inc. (a)	610,718
29,779	CBS Corp., Class B	1,415,396
3,013	Comcast Corp., Class A	120,460
7,967	Expedia, Inc. (b)	948,073
7,609	Facebook, Inc., Class A(a)(b)	1,268,344
4,791	MultiChoice Group, Ltd., ADR (a)	39,909
23,955	Naspers, Ltd., ADR, Class N	1,112,231
1,607	Omnicom Group, Inc.	117,295
3,211	Spark Networks SE, ADR (a)	51,055
		7,197,010
Consumer Discretionary - 14.3%
29,034	American Airlines Group, Inc. (b)	922,120
2,409	CarMax, Inc. (a)(b)	168,148
7,710	Delta Air Lines, Inc.	398,221
26,720	General Motors Co. (b)	991,312
12,230	Mohawk Industries, Inc. (a)(b)(c)	1,542,815
9,957	Robert Half International, Inc.	648,798
19,878	Starbucks Corp.	1,477,731
3,315	The Walt Disney Co.	368,064
9,400	United Continental Holdings, Inc. (a)	749,932
		7,267,141
Consumer Staples - 4.4%
4,193	AMERCO (a)	1,557,741
2,800	The Kraft Heinz Co. (d)	91,420
16,595	US Foods Holding Corp. (a)(b)	579,332
		2,228,493
Energy - 0.7%
11,750	Halliburton Co.	344,275
Financials - 19.0%
5,534	American Express Co.	604,866
4,699	Aon PLC	802,119
38,044	Bank of America Corp. (b)	1,049,634
7,546	Berkshire Hathaway, Inc., Class B (a)(b)(c)	1,515,916
25,276	CBRE Group, Inc., Class A (a)(b)	1,249,898
8,904	Citigroup, Inc.	554,007
10,800	JPMorgan Chase & Co.	1,093,284
43,706	The Blackstone Group LP (b)	1,528,399
18,155	The Charles Schwab Corp.	776,308
2,765	The Goldman Sachs Group, Inc.	530,852
		9,705,283
Health Care - 1.1%
9,095	Bayer AG	587,653
Industrials - 9.4%
19,548	Jacobs Engineering Group, Inc.	1,469,814
41,406	Quanta Services, Inc. (b)(c)	1,562,662
2,077	The Boeing Co.	792,209
3,651	United Parcel Service, Inc., Class B	407,963
4,275	Valmont Industries, Inc.	556,178
		4,788,826
Information Technology - 6.1%
9,864	Analog Devices, Inc. (b)	1,038,383
9,420	Apple, Inc.	1,789,329
613	IBM	86,495
4,600	Micron Technology, Inc. (a)(b)(d)	190,118
		3,104,325
Materials - 2.0%
8,921	PPG Industries, Inc. (b)	1,006,913
Total Common Stock (Cost $34,288,606)		36,229,919

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Money Market Fund - 19.8%
10,066,356	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (e)
	(Cost $10,066,356)	$10,066,356

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 5.3%
Call Options Purchased - 4.3%
103	Discovery, Inc.	$27.50	06/19	$283,250	9,012
58	Discovery, Inc.	25.00	06/19	145,000	10,875
1,665	SPDR S&P 500 ETF Trust	280.00	04/19	46,620,000	865,800
715	SPDR S&P 500 ETF Trust	265.00	04/19	18,947,500	1,322,750
Total Call Options Purchased (Premiums Paid $714,315)					2,208,437
Put Options Purchased - 1.0%
29	Comcast Corp.	40.00	01/20	115,942	9,425
28	Intel Corp.	42.00	01/20	152,628	3,416
19	Micron Technology, Inc.	42.00	01/20	78,527	11,875
27	Micron Technology, Inc.	40.00	01/20	111,591	13,986
16	Omnicom Group, Inc.	72.50	01/20	116,784	9,040
1,428	SPDR S&P 500 ETF Trust	235.00	04/19	40,338,144	5,712
655	SPDR S&P 500 ETF Trust	255.00	01/20	18,502,440	443,763
Total Put Options Purchased (Premiums Paid $1,152,777)					497,217
Total Purchased Options (Premiums Paid $1,867,092)					2,705,654
Total Long Positions - 96.2% (Cost $46,222,054)					49,001,929
Total Short Positions - (114.6)% (Proceeds $(56,195,004))					(58,381,192)
Total Written Options - (1.3)% (Premiums Received $(1,073,056))					(682,531)
Other Assets & Liabilities, Net - 119.7%					61,020,252
Net Assets - 100.0%					$50,958,458

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2019

Shares	Security Description	Value
Short Positions - (114.6)%
Common Stock - (0.2)%
Industrials - (0.2)%
(677)	Caterpillar, Inc. (b) (Proceeds $(112,724))	$(91,727)

Shares	Security Description	Value
Investment Company - (114.4)%
(206,349)	SPDR S&P 500 ETF Trust (b) (Proceeds $(56,082,280))	(58,289,465)
Total Short Positions - (114.6)% (Proceeds $(56,195,004))		$(58,381,192)

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2019

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (1.3)%
Call Options Written - 0.0%
(19)	Micron Technology, Inc.	$70.00	01/20	$78,527	$(1,140)
(27)	Micron Technology, Inc.	60.00	01/20	111,591	(4,050)
(28)	The Kraft Heinz Co.	40.00	01/21	91,420	(6,440)
Total Call Options Written (Premiums Received $(35,556))					(11,630)
Put Options Written - (1.3)%
(21)	Acuity Brands, Inc.	80.00	12/19	168,000	(3,727)
(4)	Alphabet, Inc.	900.00	01/20	360,000	(6,160)
(73)	American Airlines Group, Inc.	25.00	01/20	182,500	(9,125)
(28)	Analog Devices, Inc.	75.00	01/20	210,000	(4,270)
(87)	Bank of America Corp.	20.00	01/20	174,000	(3,219)
(24)	Berkshire Hathaway, Inc.	165.00	01/20	396,000	(7,656)
(37)	Bristol-Myers Squibb Co.	47.00	01/20	173,900	(15,910)
(31)	Capital One Financial Corp.	75.00	01/20	232,500	(13,640)
(32)	CarMax, Inc.	55.00	01/20	176,000	(6,160)
(6)	Caterpillar, Inc.	125.00	05/19	75,000	(1,320)
(60)	CBRE Group, Inc.	35.00	06/19	210,000	(960)
(13)	CVS Health Corp.	55.00	08/19	71,500	(6,110)
(20)	Expedia Group, Inc.	85.00	01/20	170,000	(4,600)
(32)	Facebook, Inc.	120.00	01/20	384,000	(8,288)
(17)	FedEx Corp.	160.00	01/20	272,000	(12,920)
(10)	FedEx Corp.	150.00	01/20	150,000	(5,150)
(44)	General Motors Co.	45.00	01/20	198,000	(39,050)
(71)	General Motors Co.	30.00	01/20	213,000	(7,952)
(74)	General Motors Co.	25.00	01/20	185,000	(3,108)
(28)	Intel Corp.	47.00	01/20	131,600	(6,412)
(28)	Intel Corp.	45.00	01/20	126,000	(5,012)
(33)	Lam Research Corp.	110.00	01/20	363,000	(7,062)
(9)	Micron Technology, Inc.	35.00	01/20	31,500	(2,781)
(6)	Mohawk Industries, Inc.	130.00	12/19	78,000	(8,280)
(42)	Morgan Stanley	38.00	01/20	159,600	(9,366)
(27)	Northern Trust Corp.	75.00	04/19	202,500	(27)
(22)	PPG Industries, Inc.	90.00	01/20	198,000	(4,620)
(27)	QUALCOMM, Inc.	55.00	01/20	148,500	(12,825)
(74)	Quanta Services, Inc.	28.00	05/19	207,200	(74)
(489)	SPDR S&P 500 ETF Trust	265.00	01/20	12,958,500	(432,276)
(70)	The Blackstone Group LP	28.00	01/20	196,000	(5,600)
(33)	Twitter, Inc.	25.00	01/20	82,500	(6,204)
(18)	United Technologies Corp.	115.00	01/20	207,000	(8,190)
(79)	US Foods Holding Corp.	25.00	04/19	197,500	(79)
(9)	Vail Resorts, Inc.	160.00	12/19	144,000	(2,768)
Total Put Options Written (Premiums Received $(1,037,500))					(670,901)
Total Written Options - (1.3)% (Premiums Received $(1,073,056))					$(682,531)

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2019

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

LP	Limited Partnership

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Subject to put option written by the Fund.

(c)	All or a portion of this security is held as collateral for securities sold short.

(d)	Subject to call option written by the Fund.

(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Communication Services	$7,197,010	$–	$–	$7,197,010
Consumer Discretionary	7,267,141	–	–	7,267,141
Consumer Staples	2,228,493	–	–	2,228,493
Energy	344,275	–	–	344,275
Financials	9,705,283	–	–	9,705,283
Health Care	587,653	–	–	587,653
Industrials	4,788,826	–	–	4,788,826
Information Technology	3,104,325	–	–	3,104,325
Materials	1,006,913	–	–	1,006,913
Money Market Fund	–	10,066,356	–	10,066,356
Purchased Options	2,232,964	472,690	–	2,705,654
Investments at Value	$38,462,883	$10,539,046	$–	$49,001,929
Total Assets	$38,462,883	$10,539,046	$–	$49,001,929

Liabilities
Securities Sold Short
Common Stock	$(91,727)	$–	$–	$(91,727)
Investment Company	(58,289,465)	–	–	(58,289,465)
Securities Sold Short	$(58,381,192)	$–	$–	$(58,381,192)
Other Financial Instruments*
Written Options	(139,108)	(543,423)	–	(682,531)
Total Liabilities	$(58,520,300)	$(543,423)	$–	$(59,063,723)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at year end.

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2019

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	90.2%
Money Market Fund	7.3%
Short Positions
Common Stock	(46.4)%
Other Assets & Liabilities, Net *	48.9%
100.0%

*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 48.4% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Principal	Security Description	Rate	Maturity	Value
Long Positions - 97.5%
Corporate Convertible Bonds - 90.2%
Communication Services - 23.3%
$500,000	8x8, Inc. (a)	0.50%	02/01/24	$513,050
1,500,000	CalAmp Corp. (a)	2.00	08/01/25	1,177,622
2,000,000	Chegg, Inc. (a)(b)	0.25	05/15/23	3,020,789
500,000	FireEye, Inc. (b)	1.63	06/01/35	468,991
750,000	FireEye, Inc. (a)(b)	0.88	06/01/24	768,437
1,000,000	Gannett Co., Inc. (a)	4.75	04/15/24	1,089,279
500,000	Global Eagle Entertainment, Inc. (b)	2.75	02/15/35	325,463
1,250,000	Harmonic, Inc. (b)	4.00	12/01/20	1,427,433
1,500,000	Infinera Corp.	2.13	09/01/24	1,188,360
1,000,000	iQIYI, Inc. (a)	2.00	04/01/25	1,045,000
2,000,000	MercadoLibre, Inc. (a)	2.00	08/15/28	2,693,750
1,500,000	Perficient, Inc. (a)	2.38	09/15/23	1,465,221
1,500,000	Q2 Holdings, Inc.	0.75	02/15/23	1,968,405
1,000,000	Quotient Technology, Inc.	1.75	12/01/22	941,692
750,000	RingCentral, Inc. (c)	0.00	03/15/23	1,072,717
1,000,000	Twitter, Inc. (a)	0.25	06/15/24	927,881
651,000	Twitter, Inc., Series 2014	1.00	09/15/21	614,193
				20,708,283
Consumer Discretionary - 2.3%
1,000,000	EZCORP, Inc.	2.88	07/01/24	1,125,856
380,000	EZCORP, Inc. (a)(b)	2.38	05/01/25	331,169
500,000	Live Nation Entertainment, Inc.	2.50	03/15/23	577,801
				2,034,826
Consumer Staples - 2.4%
625,000	Flexion Therapeutics, Inc. (b)	3.38	05/01/24	548,437
1,500,000	FTI Consulting, Inc. (a)	2.00	08/15/23	1,535,625
				2,084,062
Energy - 4.6%
2,000,000	Helix Energy Solutions Group, Inc. (b)	4.13	09/15/23	2,247,585
1,500,000	Newpark Resources, Inc. (b)	4.00	12/01/21	1,850,700
				4,098,285
Financials - 1.6%
500,000	Encore Capital Europe Finance, Ltd. (b)	4.50	09/01/23	449,348
61,000	Encore Capital Group, Inc. (b)	3.00	07/01/20	58,382
400,000	Encore Capital Group, Inc.	2.88	03/15/21	369,527
500,000	New Mountain Finance Corp.	5.75	08/15/23	502,725
				1,379,982
Health Care - 16.5%
1,000,000	Accuray, Inc. (a)	3.75	07/15/22	1,090,052
1,250,000	Alder Biopharmaceuticals, Inc.	2.50	02/01/25	1,199,467
500,000	CONMED Corp. (a)	2.63	02/01/24	556,009
525,000	DexCom, Inc. (b)	0.75	05/15/22	706,077
1,000,000	Exact Sciences Corp. (b)	1.00	01/15/25	1,367,502
1,500,000	Inovio Pharmaceuticals, Inc. (a)	6.50	03/01/24	1,507,318
1,500,000	Insmed, Inc.	1.75	01/15/25	1,520,408
1,500,000	Insulet Corp. (a)	1.38	11/15/24	1,810,313
500,000	Karyopharm Therapeutics, Inc. (a)	3.00	10/15/25	311,161
1,000,000	Ligand Pharmaceuticals, Inc. (a)	0.75	05/15/23	860,180
750,000	Novavax, Inc. (b)	3.75	02/01/23	273,763
1,500,000	Pacira Pharmaceuticals, Inc.	2.38	04/01/22	1,480,494
1,600,000	Retrophin, Inc.	2.50	09/15/25	1,495,608
500,000	Theravance Biopharma, Inc. (b)	3.25	11/01/23	485,544
				14,663,896
Industrials - 9.5%
1,500,000	Chart Industries, Inc. (a)	1.00	11/15/24	2,447,689
1,000,000	II-VI, Inc.	0.25	09/01/22	1,048,621
1,424,000	Kaman Corp.	3.25	05/01/24	1,573,390
967,000	Team, Inc.	5.00	08/01/23	1,048,578
365,000	TimkenSteel Corp. (b)	6.00	06/01/21	427,549
2,000,000	Vishay Intertechnology, Inc. (a)(b)	2.25	06/15/25	1,865,858
				8,411,685

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Principal	Security Description	Rate	Maturity	Value
Information Technology - 29.0%
$1,505,000	Atlassian, Inc. (a)	0.63%	05/01/23	$2,250,301
500,000	Avid Technology, Inc. (b)	2.00	06/15/20	472,475
2,000,000	Carbonite, Inc. (b)	2.50	04/01/22	2,332,326
2,500,000	Coupa Software, Inc. (a)(b)	0.38	01/15/23	5,230,129
1,000,000	Envestnet, Inc. (a)	1.75	06/01/23	1,152,415
700,000	Evolent Health, Inc. (a)	1.50	10/15/25	557,107
2,000,000	Five9, Inc. (a)(b)	0.13	05/01/23	2,817,830
1,000,000	LivePerson, Inc. (a)	0.75	03/01/24	1,033,800
500,000	MongoDB, Inc. (a)	0.75	06/15/24	1,105,542
1,000,000	New Relic, Inc. (a)(b)	0.50	05/01/23	1,126,383
1,000,000	Pluralsight, Inc. (a)	0.38	03/01/24	1,072,238
500,000	Pure Storage, Inc. (a)	0.13	04/15/23	537,772
1,500,000	Silicon Laboratories, Inc.	1.38	03/01/22	1,633,627
1,000,000	Tabula Rasa HealthCare, Inc. (a)	1.75	02/15/26	1,068,429
595,000	Veeco Instruments, Inc.	2.70	01/15/23	510,498
1,000,000	Verint Systems, Inc., Series 2014-	1.50	06/01/21	1,106,752
1,500,000	Vocera Communications, Inc. (a)(b)	1.50	05/15/23	1,766,236
				25,773,860
Materials - 1.0%
610,000	SSR Mining, Inc. (b)	2.88	02/01/33	613,172
250,000	SSR Mining, Inc. (a)	2.50	04/01/39	248,906
				862,078
Total Corporate Convertible Bonds (Cost $72,988,366)				80,016,957

Shares	Security Description	Value
Money Market Fund - 7.3%
6,488,400	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (d) (Cost $6,488,400)	6,488,400
Total Long Positions - 97.5% (Cost $79,476,766)		86,505,357
Total Short Positions - (46.4)% (Proceeds $(38,169,505))		(41,175,965)
Other Assets & Liabilities, Net - 48.9%		43,438,282
Net Assets - 100.0%		$88,767,674

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2019

Shares	Security Description	Value
Short Positions - (46.4)%
Common Stock - (46.4)%
Communication Services - (11.6)%
(12,195)	8x8, Inc.	$(246,339)
(21,552)	CalAmp Corp.	(271,124)
(62,658)	Chegg, Inc.	(2,388,523)
(18,980)	FireEye, Inc.	(318,674)
(42,100)	Gannett Co., Inc.	(443,734)
(124,000)	Harmonic, Inc.	(672,080)
(85,319)	Infinera Corp.	(370,285)
(17,473)	iQIYI, Inc., ADR	(417,954)
(3,752)	MercadoLibre, Inc.	(1,905,003)
(20,830)	Perficient, Inc.	(570,534)
(19,901)	Q2 Holdings, Inc.	(1,378,343)
(25,200)	Quotient Technology, Inc.	(248,724)
(7,475)	RingCentral, Inc., Class A	(805,805)
(7,600)	Twitter, Inc.	(249,888)
		(10,287,010)
Consumer Discretionary - (1.3)%
(91,300)	EZCORP, Inc., Class A	(850,916)
(4,550)	Live Nation Entertainment, Inc.	(289,107)
		(1,140,023)
Consumer Staples - (0.8)%
(11,400)	Flexion Therapeutics, Inc.	(142,272)
(7,348)	FTI Consulting, Inc.	(564,473)
		(706,745)
Energy - (2.3)%
(131,015)	Helix Energy Solutions Group, Inc.	(1,036,329)
(104,000)	Newpark Resources, Inc.	(952,640)
		(1,988,969)
Financials - (0.3)%
(8,368)	Encore Capital Group, Inc.	(227,861)
(4,500)	New Mountain Finance Corp.	(61,065)
		(288,926)
Health Care - (7.2)%
(100,989)	Accuray, Inc.	(481,718)
(39,500)	Alder Biopharmaceuticals, Inc.	(539,175)
(3,208)	CONMED Corp.	(266,841)
(3,900)	DexCom, Inc.	(464,490)
(9,990)	Exact Sciences Corp.	(865,334)
(143,189)	Inovio Pharmaceuticals, Inc.	(534,095)
(23,718)	Insmed, Inc.	(689,482)
(10,960)	Insulet Corp.	(1,042,186)
(24,500)	Karyopharm Therapeutics, Inc.	(143,080)
(1,760)	Ligand Pharmaceuticals, Inc.	(221,250)
(75,840)	Novavax, Inc.	(41,780)
(9,761)	Pacira Pharmaceuticals, Inc.	(371,504)
(24,100)	Retrophin, Inc.	(545,383)
(8,450)	Theravance Biopharma, Inc.	(191,561)
		(6,397,879)
Industrials - (4.9)%
(21,950)	Chart Industries, Inc.	(1,986,914)
(13,011)	II-VI, Inc.	(484,530)
(11,900)	Kaman Corp.	(695,436)
(26,000)	Team, Inc.	(455,000)
(18,200)	TimkenSteel Corp.	(197,652)
(29,554)	Vishay Intertechnology, Inc.	(545,862)
		(4,365,394)
Information Technology - (17.9)%
(14,900)	Atlassian Corp. PLC, Class A	(1,674,611)
(2,700)	Avid Technology, Inc.	(20,115)
(48,716)	Carbonite, Inc.	(1,208,644)
(51,269)	Coupa Software, Inc.	(4,664,454)
(8,850)	Envestnet, Inc.	(578,701)
(11,300)	Evolent Health, Inc., Class A	(142,154)

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2019

Shares	Security Description	Value
Information Technology - (17.9)% (continued)
(38,689)	Five9, Inc.	$(2,043,940)
(16,011)	LivePerson, Inc.	(464,639)
(6,676)	MongoDB, Inc.	(981,506)
(5,970)	New Relic, Inc.	(589,239)
(15,774)	Pluralsight, Inc., Class A	(500,667)
(10,650)	Pure Storage, Inc., Class A	(232,064)
(8,490)	Silicon Laboratories, Inc.	(686,501)
(10,300)	Tabula Rasa HealthCare, Inc.	(581,126)
(5,000)	Veeco Instruments, Inc.	(54,200)
(6,685)	Verint Systems, Inc.	(400,164)
(33,410)	Vocera Communications, Inc.	(1,056,758)
		(15,879,483)
Materials - (0.1)%
(9,600)	SSR Mining, Inc.	(121,536)

Total Common Stock (Proceeds $(38,169,505))		(41,175,965)
Total Short Positions - (46.4)% (Proceeds $(38,169,505))		$(41,175,965)

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

MARCH 31, 2019

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $44,983,491 or 50.7% of net assets.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's investments and liabilities as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Corporate Convertible Bonds	$–	$80,016,957	$–	$80,016,957
Money Market Fund	–	6,488,400	–	6,488,400
Investments at Value	$–	$86,505,357	$–	$86,505,357
Total Assets	$–	$86,505,357	$–	$86,505,357

Liabilities
Securities Sold Short
Common Stock	$(41,175,965)	$–	$–	$(41,175,965)
Securities Sold Short	$(41,175,965)	$–	$–	$(41,175,965)
Total Liabilities	$(41,175,965)	$–	$–	$(41,175,965)

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2019

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ASSETS
Investments, at value (Cost $31,106,701, $46,222,054 and $79,476,766, respectively)	$33,599,734	$49,001,929	$86,505,357
Investments in affiliates, at value (Cost $41,721,835, $0 and $0, respectively)	43,984,952	–	–
	$77,584,686	$49,001,929	$86,505,357
Cash	43,186	1,435	–
Deposits with broker	10,420,568	60,908,797	42,945,019
Receivables:
Fund shares sold	2,105	125,174	228,745
Investment securities sold	306,323	–	210,113
Dividends and interest	103,381	56,434	349,931
Prepaid expenses	23,004	17,163	16,047
Total Assets	88,483,253	110,110,932	130,255,212
LIABILITIES
Call options written, at value (Premiums received $0, $35,556 and $0, respectively)	–	11,630	–
Put options written, at value (Premiums received $209,997, $1,037,500 and $0, respectively)	130,250	670,901	–
Securities sold short, at value (Proceeds $0, $56,195,004 and $38,169,505, respectively)	–	58,381,192	41,175,965
Payables:
Investment securities purchased	86,979	–	88,091
Fund shares redeemed	60,280	–	88,688
Dividends on securities sold short	–	–	3,054
Variation margin	1,892	–	–
Accrued Liabilities:
Investment adviser fees	65,424	47,917	86,125
Fund services fees	25,236	10,037	10,986
Other expenses	65,504	30,797	34,629
Total Liabilities	435,565	59,152,474	41,487,538
NET ASSETS	$88,047,688	$50,958,458	$88,767,674
COMPONENTS OF NET ASSETS
Paid-in capital	$118,217,174	$51,217,726	$86,232,441
Distributable earnings	(30,169,486)	(259,268)	2,535,233
NET ASSETS	$88,047,688	$50,958,458	$88,767,674
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	10,868,428	4,431,415	8,460,507

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $88,047,688, $50,958,458 and $88,767,674, respectively)	$8.10	$11.50	$10.49

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2019

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $56,366, $400 and $0, respectively)	$1,384,148	$718,799	$319,645
Dividend income from affiliated investment	1,245,566	–	–
Interest income	114,482	222,553	1,726,727
Total Investment Income	2,744,196	941,352	2,046,372
EXPENSES
Investment adviser fees	2,056,595	646,688	1,002,803
Fund services fees	281,816	108,067	155,494
Transfer agent fees:
Institutional Shares	98,595	–	–
R Shares	17,009	–	–
Distribution fees:
R Shares	1,900	–	–
Custodian fees	87,683	35,642	51,154
Registration fees:
Institutional Shares	24,685	19,972	11,578
R Shares	5,893	–	–
Professional fees	101,042	46,320	32,668
Trustees' fees and expenses	6,636	3,827	4,600
Offering costs	–	–	20,992
Dividend expense on securities sold short	58,735	576,283	55,037
Interest expense	27,821	12,591	164,004
Other expenses	169,157	31,823	48,659
Total Expenses	2,937,567	1,481,213	1,546,989
Fees waived	(816,067)	(83,980)	(181,887)
Net Expenses	2,121,500	1,397,233	1,365,102
NET INVESTMENT INCOME (LOSS)	622,696	(455,881)	681,270
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,488,176	(1,771,173)	5,880,993
Investments in affiliated issuers	(359,932)	–	–
Long-term capital gain distributions from affiliated issuers	779,012	–	–
Foreign currency transactions	8,227	(1,868)	–
Securities sold short	774,491	374,479	(6,737,931)
Written options	(721,867)	1,023,838	–
Futures	274,355	–	–
Net realized gain (loss)	12,242,462	(374,724)	(856,938)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(12,177,009)	2,313,300	5,870,361
Investments in affiliated issuers	(1,068,056)	–	–
Foreign currency translations	(2,437)	(59)	–
Securities sold short	(2,108,465)	(2,552,948)	(2,584,796)
Written options	79,747	393,118	–
Futures	(2,544,683)	–	–
Net change in unrealized appreciation (depreciation)	(17,820,903)	153,411	3,285,565
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,578,441)	(221,313)	2,428,627
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,955,745)	$(677,194)	$3,109,897

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND
	For the Years Ended March 31,		For the Years Ended March 31,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$622,696	$(3,124,283)	$(455,881)	$(206,793)
Net realized gain (loss)	12,242,462	40,719,646	(374,724)	3,024,654
Net change in unrealized appreciation (depreciation)	(17,820,903)	(59,546,040)	153,411	(946,944)
Increase (Decrease) in Net Assets Resulting from Operations	(4,955,745)	(21,950,677)	(677,194)	1,870,917

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	–	–	(3,116,040)	–
Total Distributions Paid	–	–	(3,116,040)	–

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,209,235	40,442,084	30,723,159	16,426,763
R Shares	8,914	4,996,291	–	–
Reinvestment of distributions:
Institutional Shares	–	–	3,100,478	–
Redemption of shares:
Institutional Shares	(84,702,444)	(354,894,965)	(11,409,879)	(147,450)
R Shares	(4,836,461)	(18,458,224)	–	–
Increase (Decrease) in Net Assets from Capital Share Transactions	(78,320,756)	(327,914,814)	22,413,758	16,279,313
Increase (Decrease) in Net Assets	(83,276,501)	(349,865,491)	18,620,524	18,150,230

NET ASSETS
Beginning of Year	171,324,189	521,189,680	32,337,934	14,187,704
End of Year	$88,047,688	$171,324,189 ***	$50,958,458	$32,337,934

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,366,604	4,731,888	2,540,691	1,302,256
R Shares	1,126	599,477	–	–
Reinvestment of distributions:
Institutional Shares	–	–	279,322	–
Redemption of shares:
Institutional Shares	(10,367,411)	(42,135,763)	(971,923)	(12,164)
R Shares	(616,835)	(2,260,126)	–	–
Increase (Decrease) in Shares	(9,616,516)	(39,064,524)	1,848,090	1,290,092

*	Commencement of operations.

**	Distributions for March 31, 2018, were the result of net realized gain of $94,585 for Absolute Convertible Arbitrage Fund.

***	Includes undistributed net investment income (accumulated net investment loss) of $(585,480) and $794,896 (restated, see Note 2) for Absolute Strategies Fund and Absolute Convertible Arbitrage Fund, respectively, at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

****	Net investment income (loss), Net realized gain (loss) and Net change in unrealized appreciation (depreciation) for the period ended March 31, 2018 were restated. See Note 2.

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
	For the Year Ended March 31, 2019	August 14, 2017* through March 31, 2018
OPERATIONS
Net investment income (loss)	$681,270	$69,029	****
Net realized gain (loss)	(856,938)	59,325	****
Net change in unrealized appreciation (depreciation)	3,285,565	736,566	****
Increase in Net Assets Resulting from Operations	3,109,897	864,920

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(1,344,999)	(94,585	)**

CAPITAL SHARE TRANSACTIONS
Sale of shares	41,029,333	55,873,359
Reinvestment of distributions	1,246,920	94,585
Redemption of shares	(11,338,173)	(673,583)
Increase in Net Assets from Capital Share Transactions	30,938,080	55,294,361
Increase in Net Assets	32,702,978	56,064,696

NET ASSETS
Beginning of Year	56,064,696	–
End of Year	$88,767,674	$56,064,696	***

SHARE TRANSACTIONS
Sale of shares	3,985,738	5,506,489
Reinvestment of distributions	122,014	9,273
Redemption of shares	(1,096,217)	(66,790)
Increase in Shares	3,011,535	5,448,972

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
3/31/2019	$8.37	$0.04	($0.31)	($0.27)	$—	$—	$—	$8.10	(3.23)%
3/31/2018	8.76	(0.07)	(0.32)	(0.39)	—	—	—	8.37	(4.45)
3/31/2017	10.40	(0.10)	(0.23)	(0.33)	—	(1.31)	(1.31)	8.76	(3.40)
3/31/2016	11.04	(0.11)	0.31	0.20	—	(0.84)	(0.84)	10.40	2.05
3/31/2015	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
3/31/2019	$12.52	($0.12)	($0.13)	($0.25)	$—	($0.77)	($0.77)	$11.50	(1.78)%
3/31/2018	10.97	(0.15)	1.70	1.55	—	—	—	12.52	14.13
3/31/2017	10.21	(0.16)	0.92	0.76	—	—	—	10.97	7.44
3 /31/2016(c)	10.00	(0.03)	0.24	0.21	—	—	—	10.21	2.10 (d)
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
3/31/2019	$10.29	$0.10	$0.30	$0.40	($0.05)	($0.15)	($0.20)	$10.49	3.95%
3 /31/2018(f)	10.00	0.02 (g)	0.29 (g)	0.31	—	(0.02)	(0.02)	10.29	3.14 (d)

(a)	Calculated based on average shares outstanding during each period.

(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

(c)	Commencement of operations was December 30, 2015.

(d)	Not annualized.

(e)	Annualized.

(f)	Commencement of operations was August 14, 2017.

(g)	Net investment income and net realized and unrealized gain (loss) on investments for the period ended March 31, 2018 were restated. See Note 2.

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Assets, End of Period (000's)	Net Investment Income (Loss)		Net Expenses	Dividend and Interest Expenses	Net Expenses without Dividend and Interest Expenses	Gross Expenses		Portfolio Turnover
$88,048	0.49%		1.67%	0.05%	1.62%	2.31	%(b)	33%
166,373	(0.87)		2.78	0.82	1.96	2.94	(b)	86
501,866	(0.99)		2.86	0.95	1.91	2.89	(b)	72
916,747	(1.02)		2.65	0.81	1.84	2.66	(b)	70
1,592,872	(0.70)		2.58	0.79	1.79	2.58		78

$50,958	(0.99)%		3.02%	1.27%	1.75%	3.21	%(b)	23%
32,338	(1.30)		2.66	0.86	1.79	3.52	(b)	66
14,188	(1.53)		2.62	0.70	1.92	3.70	(b)	29
12,221	(1.13	)(e)	2.20 (e)	0.25 (e)	1.95 (e)	4.37	(b)(e)	6 (d)

$88,768	0.95%		1.91%	0.31%	1.60%	2.16	%(b)	121%
56,065	0.35	(e)(g)	2.23 (e)	0.60 (e)	1.63 (e)	3.13	(b)(e)	76 (d)

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Note 1. Organization

Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers Institutional Shares. Institutional Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.

With respect to the Absolute Strategies Fund, on March 27, 2018, the Trust’s Board of Trustees approved the conversion of the outstanding shares of the Absolute Strategies Fund’s R Shares, in a tax-free exchange into shares of the Fund’s Institutional Shares and the closure of the R Shares to new investments. On August 1, 2018, each shareholder of the R Shares received Institutional Shares in a dollar amount equal to their investment in the R Shares as of that date.

The Absolute Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. The Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund. The reorganization of net assets from this transaction was as follows:

Date of Contribution	Net Assets	Shares	Market Value of Investments
August 14, 2017	$16,686,633	1,668,929	$10,790,692

In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign

36	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less will be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for each Fund’s investments is included in each Fund’s Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of

37	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2019, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments and Put Options Written.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

38	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2019, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2019, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

As of March 31, 2019, there were no credit default swap agreements outstanding.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

39	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

The Funds did not enter into any interest rate swaps during the year ended March 31, 2019.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Offering Costs – Offering costs for the Absolute Convertible Arbitrage Fund of $71,834 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Convertible Arbitrage Fund. During the year ended March 31, 2019, the Fund expensed $20,992.

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Accounting Method Change – For the fiscal year beginning April 1, 2018, the Funds elected to change its method of determining the amount of premium associated with the purchase of convertible bonds, which resulted in adjusting the amount of premium amortization from the prior period. The financial highlights for the period ended March 31, 2018 have been restated to apply this new method retrospectively. The financial statement lines for Net investment income (loss), Net realized gain (loss), Net change in unrealized appreciation (depreciation) and undistributed net investment income, as presented on the Statements of Changes in Net Assets for Absolute Convertible Arbitrage Fund, for the period ended March 31, 2018 were also restated by this change.

Statement of Changes in Net Assets	Period Ended March 31, 2018	Restated Period Ended March 31, 2018	Change
Net investment income (loss)	$(415,801)	$69,029	$484,830
Net realized gain (loss)	127,442	59,325	(68,117)
Net change in unrealized appreciation (depreciation)	1,153,279	736,566	(416,713)
Undistributed net investment income	310,066	794,896	484,830

Financial Highlights	Period Ended March 31, 2018	Restated Period Ended March 31, 2018	Change
Net Investment Income (Loss) per share	$(0.13)	$0.02	$0.15
Net Realized and Unrealized Gains (Losses) on Investments per share	0.44	0.29	(0.15)
Net Investment Income (Loss) ratio	(2.08)%	0.35%	2.43%

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%, 1.40% and 1.40%, respectively, of each Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Strategies Fund’s

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Institutional Shares to 1.99%, through August 1, 2019. For the year ended March 31, 2019, the Adviser waived fees and reimbursed expenses of $60,794 for Absolute Strategies Fund. During the period, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. As of March 31, 2019, Absolute Strategies Fund owned approximately 38.7% and 27.4% of Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund based on Absolute Strategies Fund’s investment in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. For the year ended March 31, 2019, the Adviser waived fees of $755,273 related to these affiliated investments and these waivers are not subject to recoupment.

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities Fund to 1.75% through August 1, 2019. The Adviser waived fees of $83,980 for Absolute Capital Opportunities Fund for the year ended March 31, 2019.

The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.60% through August 1, 2019. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The Adviser waived fees of $116,192 and Other Fund service providers waived fees of $65,695, for Absolute Convertible Arbitrage Fund, for the year ended March 31, 2019.

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2019, $177,936, $361,074 and $279,863 for Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2019, were as follows:

	Non-U.S. Government Obligations
	Purchases	Sales
Absolute Strategies Fund	$31,107,974	$82,570,532
Absolute Capital Opportunities Fund	22,805,407	6,899,162
Absolute Convertible Arbitrage Fund	99,954,400	76,165,045

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2019, for any derivative type during the year is as follows:

	Absolute Strategies Fund	Absolute Capital Opportunities Fund
Futures Contracts	$1,899,312,869	$–
Purchased Options	17,942,708	9,849,550
Written Options	(3,522,257)	(3,822,776)

Each Fund’s use of derivatives for the period ended March 31, 2019, was limited to options and futures contracts.

42	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2019:

Absolute Strategies Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$861,125
Liability derivatives:
Put options written	$(130,250)

Absolute Capital Opportunities Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$2,705,654
Liability derivatives:
Call options written	$(11,630)
Put options written	(670,901)
Total liability derivatives	$(682,531)

Realized and unrealized gains and losses on derivatives contracts for the year ended March 31, 2019, are recorded by each Fund in the following locations on the Statements of Operations:

Absolute Strategies Fund

Location:	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Contracts	Total
Net realized gain (loss) on:
Investments	$–	$–	$(171,866)	$–	$(171,866)
Written options	–	–	(721,867)	–	(721,867)
Futures	(492,067)	22,838	787,231	(43,647)	274,355
Total net realized gain (loss)	$(492,067)	$22,838	$(106,502)	$(43,647)	$(619,378)
Net change in unrealized appreciation (depreciation) on:
Investments	$–	$–	$(309,811)	$–	$(309,811)
Written options	–	–	79,747	–	79,747
Futures	42,192	–	(2,586,875)	–	(2,544,683)
Total net change in unrealized appreciation (depreciation)	$42,192	$–	$(2,816,939)	$–	$(2,774,747)

Absolute Capital Opportunities Fund

Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(1,212,473)
Written options	1,023,838
Total net realized gain (loss)	$(188,635)
Net change in unrealized appreciation (depreciation) on:
Investments	$1,033,615
Written options	393,118
Total net change in unrealized appreciation (depreciation)	$1,426,733

43	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2019. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives**	$861,125	$–	$–	$861,125
Liabilities:
Over-the-counter derivatives**	(130,250)	130,250	–	–
Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives**	2,705,654	–	–	2,705,654
Liabilities:
Over-the-counter derivatives**	(682,531)	682,531	–	–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Over-the-counter derivatives may consist of options and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Call and Put Options Written.

Note 7. Federal Income Tax

As of March 31, 2019, cost for federal income tax and net unrealized appreciation consists of:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Absolute Strategies Fund	$72,819,422	$6,391,303	$(1,756,289)	$4,635,014
Absolute Capital Opportunities Fund	(11,030,154)	5,750,291	(4,781,931)	968,360
Absolute Convertible Arbitrage Fund	44,108,329	8,732,026	(7,510,963)	1,221,063

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Absolute Strategies Fund
2019	$–	$–	$–
2018	–	–	–
Absolute Capital Opportunities Fund
2019	1,813,006	1,303,034	3,116,040
2018	–	–	–
Absolute Convertible Arbitrage Fund
2019	934,713	410,286	1,344,999
2018	94,585	–	94,585

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Absolute Strategies Fund	$22,778	$–	$(34,827,226)	$4,634,962	$(30,169,486)
Absolute Capital Opportunities Fund	–	–	(1,227,596)	968,328	(259,268)
Absolute Convertible Arbitrage Fund	447,533	866,637	–	1,221,063	2,535,233

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals and partnerships.

44	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

As of March 31, 2019, the Absolute Strategies Fund and Absolute Capital Opportunities Fund had $34,827,226 and $526,212 of available short-term capital loss carryforwards that have no expiration date. The Absolute Capital Opportunities Fund also has $26,979 of available long-term capital loss carryforwards that have no expiration date.

For tax purposes, the current year post-October loss was $504,301 for Absolute Capital Opportunities Fund (realized during the period November 1, 2018 through March 31, 2019, and the current deferred late year ordinary loss was $170,104 for Absolute Capital Opportunities Fund (realized during the period January 1, 2019 through March 31, 2019). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2019.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2019. The following reclassifications were the result of book to tax differences resulting from net operating loss, partnerships and organization cost amortization and have no impact on the net assets of each Fund.

	Distributable Earnings	Paid-in-Capital
Absolute Strategies Fund	$(322)	$322
Absolute Capital Opportunities Fund	341,206	(341,206)

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds' financial statements for the year ended March 31, 2019.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds have adopted ASU No. 2017-08 within these financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

45	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and
the Shareholders of Absolute Strategies Fund,

Absolute Capital Opportunities Fund, and Absolute Convertible Arbitrage Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Capital Opportunities Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods noted in the table below, and the related notes (collectively referred to as the “financial statements”).

We have also audited the accompanying statement of assets and liabilities of Absolute Convertible Arbitrage Fund, (collectively with the above entities, the “Funds”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period August 14, 2017 (commencement of operations) to March 31, 2018 and the financial highlights for each of the years or periods noted in the table below, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights as detailed below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Absolute Strategies Fund	For each of the years in the five-year period ended March 31, 2019
Absolute Capital Opportunities Fund	For the period December 30, 2015 (commencement of operations) to March 31, 2016 and each of the years in the three-year period ended March 31, 2019
Absolute Convertible Arbitrage Fund	For the period August 14, 2017 (commencement of operations) to March 31, 2018 and the year ended March 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

46	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 30, 2019

47	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Investment Advisory Agreement Approval

At the December 7, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreements between Absolute Investment Advisers LLC (the “Adviser”) and the Trust pertaining to the Absolute Funds (the “Advisory Agreements”) and the subadvisory agreements between the Adviser and the following subadvisers to the Absolute Funds: Kovitz Investment Group Partners, LLC; Mohican Financial Management, LLC; Tortoise Capital Advisers, LLC and St. James Investment Company, LLC (the “Subadvisers”) (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf concerning the services provided by the Adviser and each Subadviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to each of the Absolute Funds by the Adviser and Subadvisers, including information on the investment performance of each of the Absolute Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Absolute Funds; (3) the advisory fee and net expense ratio each of the Absolute Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as each of the Absolute Funds grows and whether the advisory fee enables each of the Absolute Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Absolute Funds. In addition, the Board recognized that the evaluation process with respect to the Adviser and each Subadviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser, including about Subadviser performance, at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received from the Adviser and each Subadviser, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreements and by each Subadviser under each Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Absolute Funds’ investments; the investment philosophy and decision-making processes of the Adviser and Subadvisers; the capability and integrity of the Adviser’s and each Subadviser’s senior management and staff; the quality of the Adviser’s and each Subadviser’s services with respect to regulatory compliance; and the Adviser’s and each Subadviser’s representation regarding its financial condition, including that each firm’s financial condition would not impair its ability to provide high-quality advisory services to the applicable Fund.

The Board also considered the Adviser’s analysis of and recommendations regarding each Subadviser. Based on the presentation and the materials provided by the Adviser and each Subadviser, among other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Absolute Funds by the Adviser under the Advisory Agreements and each Subadviser under its Subadvisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Absolute Funds, including the investment objective and strategy and the Adviser’s discussion of the performance of each of the Subadvisers, the Board reviewed the performance of the Absolute Funds compared to their respective benchmark indices. The Board observed that the Strategies Fund underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five-, and 10-year periods ended September 30, 2018 and for the period since the Strategies Fund’s inception on July 27, 2005. The Board observed that the Capital Opportunities Fund outperformed its primary benchmark index, the HFRX Equity Hedge Index, for the one-year period ended September 30, 2018, and for the period since

48	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

the Capital Opportunities Fund’s inception on December 30, 2015. The Board also observed that the Arbitrage Fund outperformed its primary benchmark index, the HFRX Fixed Income Convertible Arbitrage Index, for the one-, three-, five-, and 10-year periods ended September 30, 2018, as well as for the period since the Arbitrage Fund’s inception on September 30, 2002, though the Board noted that the Arbitrage Fund’s performance for periods prior to August 2017 is that of the Arbitrage Fund’s predecessor hedge fund.

The Board noted the Adviser’s representation that it was not the objective of the Absolute Funds to outperform specific market indices because the Absolute Funds employ unique investment strategies that are intended to seek positive returns over a complete market cycle, irrespective of any benchmark or market performance. The Board also noted the Adviser’s representation that the performance of the Absolute Funds tended to deviate from the performance of equity indices, in part, because the Absolute Funds’ portfolios are generally comprised of a balance of both long and short positions, unlike the corresponding indices and, in part, because the Absolute Funds’ investment strategies include a countercyclical component that is designed to enable the Absolute Funds to outperform the indices in declining markets and that tends to cause the Absolute Funds to underperform the indices in rising markets.

The Board also considered each Absolute Fund’s performance relative to a peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the applicable Absolute Fund. The Board observed that the Strategies Fund underperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended September 30, 2018. The Board also observed that the Capital Opportunities Fund outperformed the median of its Broadridge peers for the one-year period ended September 30, 2018, and that the Convertible Arbitrage Fund performed at the median of its Broadridge peers for the one-year period ended September 30, 2018.

Addressing the Strategies Fund’s underperformance relative to its respective Broadridge peer group, the Adviser represented that it does not view the peer funds identified by Broadridge to be the most suitable comparison to the Strategies Fund because the absolute return strategies employed by them were not believed by the Adviser to be comparable to the absolute return strategy employed by the Strategies Fund. At the Adviser’s request, the Board reviewed the Strategies Fund's performance compared to additional groups of funds selected by the Adviser and believed by the Adviser to provide a more meaningful comparison than the Strategies Fund’s Broadridge peer group (the “Comparable Fund Group”). The Board observed that the Strategies Fund underperformed the median of its Comparable Fund Group for the one-, three-, and five-year periods ended September 30, 2018, but noted that the Strategies Fund’s performance more closely approximated the performance of its Comparable Fund Group than the performance of the Broadridge peer group over those periods.

The Board also evaluated the Adviser's assessment of each Subadviser’s performance, noting that the Adviser had expressed satisfaction with the performance of each Subadviser and that the Adviser had recommended the continuance of each of the Subadvisory Agreements. The Board acknowledged the Adviser’s representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser’s explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Absolute Fund’s benchmarks. In this regard, the Board noted that the Adviser emphasized its responsibility for allocating each Absolute Fund’s assets among Subadvisers on an ongoing basis and its management of an overlay portfolio for the Strategies Fund in order to achieve the investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to give substantial weight to the Adviser’s evaluation of the contribution of each Subadviser to the performance of the applicable Absolute Fund as a whole. In light of the above and other relevant considerations, the Board concluded that the Absolute Funds and their shareholders could benefit from the renewal of the Advisory Agreements and of each of the Subadvisory Agreements.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each of the Absolute Funds and analyzed comparative information on the actual advisory fee rates and actual total expenses of the relevant Broadridge peer groups. The Board observed that the actual advisory fee rates for the Strategies Fund and Capital

49	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Opportunities Fund were higher than the median of their respective Broadridge peer groups and the actual advisory fee rate for the Arbitrage Fund was less than the median of its Broadridge peer group. The Board observed that the net expense ratio of each of the Absolute Funds was higher than the median of its respective Broadridge peer group ratio.

The Board considered the fact that the Adviser had imposed contractual expense caps on the total expense ratio for each of the Absolute Funds in an effort to ensure that the expenses of the Absolute Funds remained competitive. The Board also considered the Adviser’s assertion that it had reduced the contractual advisory fee rate and net expense ratio for the Capital Opportunities Fund, effective February 2, 2018. Further, the Board recognized that the Adviser’s fees do not include performance and similar fees paid by hedge funds and other vehicles with which the Absolute Funds compete, given the hedge fund-like nature of their strategies. Finally, the Board noted that the Adviser pays all of the Subadvisers out of its advisory fee.

Under these circumstances, the Board concluded that it was difficult to make meaningful comparisons between the Absolute Funds’ actual advisory fee rates and net expense ratios and those of their respective Broadridge peers due to, among other things, variations between the services provided by the Adviser to the Absolute Funds and those provided to the Broadridge peer group funds by their advisers. At the request of the Adviser, the Board also reviewed the advisory fee rates and net expense ratios of the Strategies Fund and Arbitrage Fund compared to each fund’s respective Comparable Fund Group, as provided by the Adviser. The Board observed that the net expense ratios of the Strategies Fund and Arbitrage Fund were each higher than the median of its respective Comparable Fund Group. The Board observed that the advisory fees for the Arbitrage Fund were higher than the median of its Comparable Fund Group, and the advisory fees of the Strategies Fund were lower than the median of its Comparable Fund Group. The Board observed that the Strategies Fund and Arbitrage Funds’ advisory fees and net expense ratios were more closely aligned with their respective Comparable Fund Groups than their Broadridge peer group. Based on the foregoing, and other relevant considerations, the Board concluded that the advisory fees paid to the Adviser by the Absolute Funds were not unreasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each of the Absolute Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the Absolute Funds as well as the Adviser’s discussion of the costs and profitability of its mutual fund activities, including the percentage and amount of the Adviser’s fee that the Adviser retained and the percentage and amount of the Adviser’s fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of each of the Absolute Funds were reasonable.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Absolute Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Absolute Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. Under these circumstances, the Board concluded that each Subadviser’s profitability was not a material factor in determining whether to approve the continuance of the Subadvisory Agreements.

Economies of Scale

The Board considered whether the Absolute Funds could benefit from economies of scale. The Board considered the Adviser’s representation that, although each of the Absolute Funds could potentially benefit from economies of scale as assets grow, the Adviser had determined not to recommend breakpoints in the advisory fees at this time due, in part, to the asset sizes of the Absolute Funds. The Board noted that the Strategies Fund’s assets had declined sharply over the period. With respect to the Capital Opportunities Fund and Arbitrage Fund, the Board noted the Adviser’s representation that the consideration of breakpoints was not appropriate at this time, given the current low asset levels and because Absolute had recently lowered the contractual advisory fee rate and expense cap for the Capital Opportunities Fund. Based on the foregoing information, and other applicable considerations, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreements.

50	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Absolute Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Absolute Funds were not a material factor in approving the continuation of the Advisory Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that each Absolute Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser’s recommendation that each Subadvisory Agreement be renewed and to the Adviser’s representation that the reappointment of the Subadvisers would positively contribute to the Adviser’s successful execution of each of the Absolute Funds’ overall strategies. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreements and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in each Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

51	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,012.50	$6.49	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.51	1.29%
Absolute Capital Opportunities Fund
Actual	$1,000.00	$1,031.64	$15.67	3.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.51	$15.50	3.09%
Absolute Convertible Arbitrage Fund
Actual	$1,000.00	$1,025.59	$8.50	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.54	$8.46	1.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Capital Opportunities Fund designates 6.35% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 8.65% for the qualified dividend rate (QDI) as defined in section 1(h)(11) of the Code. The Absolute Capital Opportunities Fund also designates 100.00% of its income dividends as short term capital dividends exempt from U.S. tax for foreign shareholders (QSD).

The Absolute Convertible Arbitrage Fund designates 16.22% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Absolute Convertible Arbitrage Fund also designates 66.82% of its income dividends as QSD.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund designated $1,303,034 and $410,286, as long-term capital gain dividends, respectively.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement

52	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	3	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

53	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011- 2013; Senior Analyst, Atlantic, 2008-2011.

54	ABSOLUTE FUNDS

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

18 Shipyard Drive, Suite 3C

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, Maine 04112

 (888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of

the shareholders of the Funds. It is not authorized for

distribution to prospective investors unless preceded

or accompanied by an effective prospectus, which

includes information regarding the Funds’ risks,

objectives, fees and expenses, experience of its

managements and other information.

212-ANR-0319

ADALTA

International Fund

Annual Report

March 31, 2019

Adalta Capital Management LLC

ADALTA INTERNATIONAL FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholders:

We are pleased to provide the Adalta International Fund’s (the “International Fund’s”) annual report for the fiscal year ending March 31, 2019 (the “Fiscal Year” or the “Period”). The International Fund’s net asset value (“NAV”) was $14.51 per share as of March 31, 2019, realizing a return of -16.56% for the Fiscal Year. This return compares with a return of -4.22% for the International Fund’s benchmark, the MSCI ACWI ex U.S. (the “MSCI ACWI ex U.S.” or the “Benchmark”)(1) and a -3.71% return for the MSCI EAFE Index (“MSCI EAFE”)(1). For a longer perspective, the International Fund’s 1-, 3-, 5- 10-year and since inception average annual total returns as of March 31, 2019, are as follows:

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Three Year	Five Year	Ten Year	Since Inception 12/08/93
Adalta International Fund	-16.56%	-1.07%	-1.27%	5.79%	5.68%
MSCI ACWI ex US Index	-4.22%	8.09%	2.57%	8.85%	N/A
MSCI EAFE Index	-3.71%	7.27%	2.33%	8.96%	5.25%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 3.26%. However, the International Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.61% through at least September 1, 2019. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)

During the Period, the International Fund underperformed its relevant benchmarks as a result of stock selection and allocation. Contributors to the International Fund’s performance during the Fiscal Year include NIIT Technologies, LTD (India) up 28.3% (held until disposition date of 9/28/18), StoneCo Ltd. (Brazil) up 74.4% (since acquisition date 11/30/18), Tencent Holdings Limited (Cayman) up 33.9% (since acquisition date 10/31/18) and Koninklijke Philips NVR (Netherlands) up 52.4% (held until disposition date 9/7/18). Holdings that detracted from the International Fund’s performance during the period included Dewan Housing Finance Corp. Ltd. (India) down 78.2% (held until disposition date of 2/1/19), Obsidian Energy Ltd. (Canada) down 71.9%, Tarkett SA (Russia) down 34.2% (held until disposition date of 1/2/19) and GP Investments, Ltd, (Brazil) down 30.4%.

The following tables provide details of the International Fund’s top 10 positions at the end of the Period as well as positions added and exited since our September 30, 2018 semi-annual report. The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.

(1)	The MSCI ACWI ex U.S. is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada. The total return of the MSCI EAFE includes the reinvestment of dividends and income. It is not possible to invest directly in any index.

1

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

Top 10 Common Stock Holdings as of 3/31/2019	Country	Sector	% of Net Assets
Alibaba Group Holding, Ltd., ADR	China	Consumer Discretionary	8.01%
Baidu, Inc., ADR	China	Communication Services	6.41%
FANUC Corp., ADR	Japan	Industrials	6.03%
StoneCo, Ltd., Class A	Brazil	Technology	6.02%
Momo, Inc., ADR	China	Communication Services	5.95%
Baozun, Inc., ADR	Cayman Islands	Consumer Discretionary	5.47%
BYD Co., Ltd., Class H	Hong Kong	Consumer Discretionary	5.43%
STMicroelectronics NV, ADR	Switzerland	Technology	5.27%
Tencent Holdings, Ltd., ADR	Cayman Islands	Communication Services	5.26%
Teva Pharmaceutical Industries, Ltd., ADR	Israel	Health Care	4.71%
Total			58.56%

New Positions Established Since 09/30/18	% of Net Assets	Portfolio Positions Eliminated Since 09/30/18	% of Net Assets(2)
Baozun, Inc.	5.47%	Aptiv PLC	3.37%
Keyence Corp.	1.71%	Canon, Inc.	4.17%
SoftBank Group Corp.	2.45%	Despegear.com Corp.	0.89%
StoneCo Ltd., Class A	6.02%	Dewan Housing Finance Corp., Ltd.	3.20%
Tencent Holdings, Ltd.	5.26%	Dufry AG	4.66%
		Points International, Ltd.	0.86%
		Sony Corp.	6.47%
		Tarket SA	3.07%

Market volatility continued during the Annual Period stemming from various factors including the ongoing focus on global trade tensions. Negative macro headlines have allowed us to purchase blue chip growth companies at what we believe are favorable prices - the impact on securities prices has allowed the International Fund to increase its exposure to select securities at what we believe are attractive valuations for companies with significant remaining prospects for growth for the foreseeable future. While the macro issues facing the U.S., China and other economies pose real challenges, we believe the portfolio’s investment will see growth albeit at a more measured pace than in previous decades.

For example, the International Fund added Baozun to the portfolio in 4Q18. A digital marketing and sales platform that allows companies both outside and inside of China to easily set up online stores and create a local Chinese sales presence, Baozun offers services from marketing for new products to full white-label online store setup. As the Chinese market has become an increasingly important part of consumer companies’ growth strategy and as e-commerce rises as a percentage of sales globally, we believe this service still has significant room for growth. In addition, even with the apparent slowing of the Chinese economy, the company is still seeing significant growth in e-commerce as more services are created to capture a larger percentage of spend.

In 2018 Baozun’s total net revenues were up 30% to 5.39 billion Chinese Yuan Renminbi (RMB) and net income attributable to ordinary shareholders increased 29.1% to 269.7 million RMB, or $0.69 per American Depository Share (ADS) up from

(2)	Percent of NAV for exited positions reflect holdings at the previous reporting period ending 09/30/2018.

2

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

$0.066 in 2017. Baozun now has a price-to-earnings ratio of 55 and a price-to-sales ratio of 2.14. The company is still seeing significant growth in the face of a tougher economy, which we believe is representative of the greater impact of the rise of e-commerce on Baozun’s growth prospects verses the impact of wider economic factors.

The International Fund’s position in StoneCo, a payment processing and merchant acquirer in Brazil, was initiated in 4Q18 following the company’s initial public offering in October 2018 with backers such as Berkshire Hathaway, ANT financial, and the Walton family. At its core StoneCo targets the growing market for businesses trying to provide customers with the ability to make credit card payments as well as a plethora of vendor facing services. This serves a key concern in markets like Brazil where growing petty crime has increased the need for more secure methods of both carrying capital and transactions. In addition, while there is an increasingly competitive landscape, there are two major competitive attributes, pricing and service. While StoneCo’s pricing is not as low as its competitors, many of which are connected to banks, the company’s service far outpaces the level provided by any competitor in their environment.

In 4Q2018 StoneCo’s total payment volume was Brazilian Real (R) $26.6 billion while for the full year it was R$83.4 billion, an increase of 73.8% and 71.8% respectively. The company grew its active clients to 269.9 thousand by the end of 2018, an increase of 104.1%, and also increased its take rate from 1.53% in 2017 to 1.83% in 2018. Total net revenue and income was R$529.4 million for 4Q18 and for the full year was R$1579.2 million up 113.7% and 106% respectively. Net income was R$127.1 million for the 4th quarter and R$305.2 million for the full year, up 29.8% and 33.0% respectively.

FANUC Corp. was added to the portfolio in 2Q18, exposing the International Fund to participation in the increasing trend of automation in the industrial setting. One of the global leaders in factory automation and robotics based in Japan, FANUC has created automation systems for factories since 1956, when the company succeeded in the development of the servomotor mechanism for the first time in the Japanese private sector. The company’s three main business segments consist of its FA business, its ROBOT and ROBOMACHINE businesses, and its FIELD system. The FA business encompasses FANUC's basic technology of NCs (numerical controls) and servomotors. This segment has seen considerable growth in the last few years especially with servomotors while the NC segment has seen slow and steady growth. The ROBOT business, which is primarily made up of FANUC’s robotic arms and tools, reached 550,000 units in the first half of 2018. The ROBOMACHINE business is made up of their ROBODRILL, ROBOSHOT, and ROBOCUT products which reached 250K, 50K, and 30K units, respectively, in the first half of 2018. The open platform "FIELD system" is an IoT (Internet of Things) platform aimed at improving productivity and efficiency. It enables third-party developers to develop and sell applications and converters for devices to connect them on the platform. In addition to these products the company provides repair, replacement and preventative maintenance on machines.

FY18 (which ended March 31, 2019) saw a hiccup for FANUC and an entry point into the name for the International Fund. With net sales of $635.6 billion Yen, the company beat its revenue guidance by 1.4% but still saw a 12.5% decline from 2017 revenue. The company’s COGS (cost of goods sold) margin expanded to 58.2% from 60.2% of net sales and operating income and net income expanded 2.1% and 1.7% to 25.7% and 24.3% respectively, reflecting operating income of $163.3 billion Yen and net income of $154.2 billion Yen. These figures reflect some of the key industry trends globally. The company increased its dividend significantly with a special dividend bringing the total payout ratio to double its 60% target while the company also announced a buyback policy of up to 50 billion Yen and 3 million shares.

3

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

In May 2019, the International Fund exited its position in GP Investments, Ltd., a private equity firm based in Bermuda and listed in Brazil on the Sao Paulo exchange. With a focus on private equity and real estate investments in Latin America and a goal of unlocking value through acquiring control or joint control with company founders, GP Investments has done more than 50 deals in 16 sectors including consumer goods, technology, utilities, and agriculture. As stated earlier in this letter, GP Investments detracted from the International Fund’s performance during the Period. The International Fund’s decision to exit GP Investments was based on changes to the fundamentals of the investment thesis and allocation to other opportunities for the International Fund.

In May 2019 we initiated a position in Amarin, a pharmaceutical company focused on the treatment of cardiovascular diseases in the United States. Incorporated in 1989 and headquartered in Dublin, Ireland, the company’s lead product is Vascepa, a prescription-only omega-3 fatty acid capsule used as an adjunct to diet for reducing triglyceride levels in adult patients with severe hypertriglyceridemia. Amarin is also involved in developing Vascepa for the treatment of patients with high triglyceride levels who are also on statin therapy for elevated low-density lipoprotein cholesterol levels. Amarin sells its products principally to wholesalers and specialty pharmacy providers through a direct sales force.

Thank you for your continued trust and support.

Sincerely,

Adalta Capital Management LLC

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund’s exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of investments tied to those countries or the euro could decline significantly and unpredictably. The risk of investing in China may be heightened by the potential trade policy modification between the US and China.

Price to earnings ratio is the valuation of a company’s current share price relative to company earnings. Price to sales ratio is a ratio for valuing a stock relative to its own past performance, other companies or the market itself.

The views in this report were those of the International Fund managers as of March 31, 2019 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

4

ADALTA INTERNATIONAL FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the “Fund”) compared with the performance of the benchmarks, the MSCI All Cap World Index except United States (“MSCI ACWI ex US”), and the secondary benchmark, the MSCI EAFE Index (“MSCI EAFE”), over the past ten years. The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $10,000 Investment

Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Years	Ten Years
Adalta International Fund	-16.56%	-1.27%	5.79%
MSCI ACWI ex US Index	-4.22%	2.57%	8.85%
MSCI EAFE Index	-3.71%	2.33%	8.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.26% and the annual operating expenses after the fee waiver and/or expense reimbursement (net) is 1.61% including acquired fund fees and expenses of 0.11%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through September 1, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 284-9829.

5

ADALTA INTERNATIONAL FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2019

PORTFOLIO HOLDINGS (Unaudited) % of Common Stock
Communication Services	31.1%
Consumer Discretionary	25.9%
Technology	17.2%
Industrials	9.3%
Health Care	6.8%
Financials	5.1%
Real Estate	2.9%
Energy	1.7%
100.0%
6

ADALTA INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Equity Securities - 93.3%
Common Stock - 83.2%
Brazil - 7.5%
148,300	GP Investments, Ltd., BDR (a)	$167,414
16,000	StoneCo, Ltd., Class A (a)	657,760
		825,174
Canada - 1.5%
576,750	Obsidian Energy, Ltd. (a)	158,606
Cayman Islands - 10.7%
14,400	Baozun, Inc., ADR (a)	598,176
12,500	Tencent Holdings, Ltd., ADR	574,750
		1,172,926
China - 20.4%
4,800	Alibaba Group Holding, Ltd., ADR (a)	875,760
4,246	Baidu, Inc., ADR (a)	699,953
17,000	Momo, Inc., ADR (a)	650,080
		2,225,793
Cyprus - 2.4%
2,021,534	Secure Property Development & Investment PLC (a)(b)	263,295
France - 0.9%
5,600	Cellectis SA, ADR (a)	102,704
Hong Kong - 8.1%
98,500	BYD Co., Ltd., Class H	593,513
2,090,300	Genting Hong Kong, Ltd.	290,248
		883,761
Israel - 4.7%
32,800	Teva Pharmaceutical Industries, Ltd., ADR (a)	514,304
Japan - 13.2%
38,700	FANUC Corp., ADR	659,448
300	Keyence Corp.	186,692
6,600	Murata Manufacturing Co., Ltd.	328,243
5,500	SoftBank Group Corp., ADR	267,575
		1,441,958
Netherlands - 1.3%
4,200	Yandex NV, Class A (a)	144,228
Spain - 4.5%
16,762	Cellnex Telecom SA (c)	491,881
Switzerland - 5.3%
38,778	STMicroelectronics NV, ADR	575,853
United States - 2.7%
20,202	TCG BDC, Inc. (b)	292,526
Total Common Stock (Cost $11,520,448)		9,093,009
Principal	Security Description	Value
Private Equity Funds - 10.1%
Cayman Islands - 4.9%
$492,966	Silvershore Internet Opportunity Fund I LP (a)(d)(e)	$538,121
India - 0.0%
36,915	Bharat Investors LP (a)(f)(g)	0
South Korea - 5.2%
400,000	Silvershore GO I LP (a)(f)(h)(i)	562,557
Total Private Equity Funds (Cost $929,881)		1,100,678
Total Equity Securities (Cost $12,450,329)		10,193,687

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 2.7%
Corporate Convertible Bond - 2.7%
Philippines - 2.7%
300,000	Migo (f)(j) (Cost $300,000)	7.50%	06/14/19	300,000
Total Fixed Income Securities (Cost $300,000)				300,000
Investments, at value - 96.0% (Cost $12,750,329)				$10,493,687
Other Assets & Liabilities, Net - 4.0%				434,366
Net Assets - 100.0%				$10,928,053

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $491,881 or 4.5% of net assets.
(d)	Private equity fund purchased on 03/02/18 that invests in Grab, Inc. Illiquid investment in which redemptions are not accepted. Unfunded commitments of $7,034 as of March 31, 2019.
(e)	Investment valued using practical expedient, please refer to Note 2 of the accompanying Notes to Financial Statements.
(f)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $862,557 or 7.9% of net assets.
(g)	Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2019.
(h)	Affiliated Company.

See Notes to Financial Statements.	7

ADALTA INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(i)	Private equity fund purchased on 02/01/18 that invests primarily in Greenoaks Opportunity Partners I LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2019. Security valued using the most recently available investor statement that the Valuation Committee believes to be a reasonable value as of March 31, 2019.
(j)	Corporate convertible bond purchased on 12/31/17. Illiquid investment in which redemptions are not accepted. Security fair valued using private transaction cost. The sensitivity to unobservable inputs could result in a higher or lower value if a different conversion premium or lack of marketability discount were applied, respectively.

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with affiliates were as follows:

Private Equity Fund
Balance 03/31/18
Principal	$400,000
Cost	$400,000
Value	$386,023
Gross Additions
Principal	$–
Cost	$–
Gross Reductions
Principal	$–
Cost	$–
Balance 03/31/19
Principal	$400,000
Cost	$400,000
Value	$562,557
Realized Gain/(Loss)	$–
Unrealized Appreciation	$176,534

The following is a summary of the inputs used to value the Fund's inputs as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Practical Expedient *	538,121
Level 1 - Quoted Prices	$9,093,009
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	862,557
Total	$10,493,687

*	As a practical expedient, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amount presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Level 1 value displayed in this table is Common Stock. The Level 3 value displayed in this table is a Private Equity Fund and a Corporate Convertible Bond. Refer to this Schedule of Investments for a further breakout of each security by country and instrument type.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Private Equity Funds	Corporate Convertible Bond
Balance as of 03/31/18	$3,132	$300,000
Transfers In	562,557
Change in unrealized depreciation	(3,132)	-
Balance as of 03/31/19	$562,557	$300,000
Net change in unrealized appreciation from investments held as of 03/31/19**	$173,402	$-

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	8

ADALTA INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $12,350,329)	$9,931,130
Investments in affiliates, at value (Cost $400,000)	562,557
Investments, at value	$10,493,687
Cash	347,595
Foreign currency (Cost $57,421)	57,196
Receivables:
Dividends and interest	45,761
From investment adviser	11,115
Prepaid expenses	9,645
Total Assets	10,964,999
LIABILITIES
Accrued Liabilities:
Fund services fees	5,417
Other expenses	31,529
Total Liabilities	36,946
NET ASSETS	$10,928,053
COMPONENTS OF NET ASSETS
Paid-in capital	$13,996,079
Accumulated loss	(3,068,026)
NET ASSETS	$10,928,053
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	753,198
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.51

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee. (See Note 2)

See Notes to Financial Statements.	9

ADALTA INTERNATIONAL FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $8,877)	$257,027
Interest income	23,233
Total Investment Income	280,260
EXPENSES
Investment adviser fees	215,370
Fund services fees	178,145
Custodian fees	22,992
Registration fees	23,061
Professional fees	43,109
Trustees' fees and expenses	2,990
Other expenses	31,806
Total Expenses	517,473
Fees waived	(302,103)
Net Expenses	215,370
NET INVESTMENT INCOME	64,890
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments (Net of foreign withholding taxes of $42,523)	(68,328)
Foreign currency transactions	(18,498)
Net realized loss	(86,826)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,071,535)
Investments in affiliated issuers	176,534
Foreign currency translations	(1,574)
Net change in unrealized appreciation (depreciation)	(2,896,575)
NET REALIZED AND UNREALIZED LOSS	(2,983,401)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,918,511)

See Notes to Financial Statements.	10

ADALTA INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2019	2018
OPERATIONS
Net investment income	$64,890	$165,589
Net realized gain (loss)	(86,826)	1,782,872
Net change in unrealized appreciation (depreciation)	(2,896,575)	(1,532,799)
Increase (Decrease) in Net Assets Resulting from Operations	(2,918,511)	415,662

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(98,327)	(376,234)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	14,188	213,469
Reinvestment of distributions	90,317	349,137
Redemption of shares	(3,299,487)	(2,247,042)
Redemption fees	3	54
Decrease in Net Assets from Capital Share Transactions	(3,194,979)	(1,684,382)
Decrease in Net Assets	(6,211,817)	(1,644,954)

NET ASSETS
Beginning of Year	17,139,870	18,784,824
End of Year	$10,928,053	$17,139,870 **

SHARE TRANSACTIONS
Sale of shares	937	11,678
Reinvestment of distributions	6,837	19,131
Redemption of shares	(231,971)	(122,216)
Decrease in Shares	(224,197)	(91,407)

*	Distribution for March 31, 2018 was the result of net investment income.

**	Includes undistributed net investment income of $77,289 at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	11

ADALTA INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Year	$17.54	$17.58	$15.61	$17.19	$18.50
INVESTMENT OPERATIONS
Net investment income (a)	0.07	0.16	0.09	0.11	0.15
Net realized and unrealized gain (loss)	(2.99)	0.18	2.06	(0.61)	(0.23)
Total from Investment Operations	(2.92)	0.34	2.15	(0.50)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.38)	(0.18)	(1.08)	(0.48)
Net realized gain	–	–	–	–	(0.75)
Total Distributions to Shareholders	(0.11)	(0.38)	(0.18)	(1.08)	(1.23)
REDEMPTION FEES(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$14.51	$17.54	$17.58	$15.61	$17.19
TOTAL RETURN	(16.56)%	1.85%	13.94%	(2.84)%	(0.32)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$10,928	$17,140	$18,785	$47,096	$68,526
Ratios to Average Net Assets:
Net investment income	0.45%	0.87%	0.56%	0.66%	0.84%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expenses (c)	3.60%	3.15%	3.02%	2.14%	1.90%
PORTFOLIO TURNOVER RATE	65%	44%	42%	38%	52%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

The Adalta International Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2014, the Fund was named Beck, Mack & Oliver Global Equity Fund. Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in sixty days or less will be valued at amortized cost.

The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition and market activity. The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

13

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. As permitted by GAAP, as a practical expedient, the Valuation Committee may measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund’s reporting date. The fair value of the Fund’s investments in investment companies is based on the information provided by such investment company’s management, which reflects the Fund’s share of the fair value of the net assets of such investment company (i.e., the practical expedient is used). If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund’s investments in investment companies, such investments may be fair valued by the Valuation Committee using other suitable sources. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-

14

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

15

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets. Effective April 8, 2019, the Fund no longer charges a redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2019, the Adalta International Fund had $97,595 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Adalta Capital Management LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

16

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least September 1, 2019. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2019, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$188,958	$113,145	$302,103

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2019, were $9,047,658 and $12,554,125, respectively.

Note 7. Federal Income Tax

As of March 31, 2019, the cost of investments for federal income tax purposes is $12,901,414 and the components of net depreciation were as follows:

Gross Unrealized Appreciation	$960,667
Gross Unrealized Depreciation	(3,368,394)
Net Unrealized Depreciation	$(2,407,727)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2019	2018
Ordinary Income	$98,327	$376,234
17

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$5,715
Capital and Other Losses	(665,859)
Unrealized Depreciation	(2,407,882)
Total	$(3,068,026)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, wash sales and investments in passive foreign investment companies.

As of March 31, 2019, the Fund has $665,859 of available short-term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2019. The following reclassification was the result of partnership distributions and has no impact on the net assets of the Fund.

Accumulated Loss	$(16)
Paid-in-Capital	16

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted certain provisions of ASU 2018- 13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the year ended March 31, 2019.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Adalta International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Adalta International Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, counterparties, and investee companies. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania

May 30, 2019

19

ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Investment Advisory Agreement Approval

At the March 27, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources and noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement were satisfactory.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index, the MSCI ACWI Ex U.S. Index. The Board observed that the Fund underperformed the primary benchmark index for the one-, three-, five-, and 10-year periods ended December 31, 2018. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods

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ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

ended December 31, 2018. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the primary benchmark index and Broadridge peers could be attributed, in part, to stock selection and geographic exposure. The Board further noted the Adviser’s representation that the Adviser had exited certain underperforming positions and that the Fund’s performance over the first quarter of 2019 was in line with the performance of the primary benchmark index over the same period. Based on the Adviser’s investment style and the foregoing performance information, among other relevant considerations, the Board determined that the Fund could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate was lower than the median of its Broadridge peer group and the Fund’s actual total expenses were higher than the median of its Broadridge peer group. The Board considered that the Adviser had contractually agreed to cap the Fund’s expenses and that the Adviser had agreed to a breakpoint in the advisory fee at certain asset levels, which had not yet been reached. The Board also observed that, although the Fund’s actual total expense ratio was higher than the median of the Broadridge peers, the actual total expense ratios of most of the funds in the Broadridge peer group, including the Fund, were within 10 basis points of the median of the peer group. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was not unreasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. The Board noted the Adviser’s representation that the Fund was not profitable for the Adviser at the Fund’s low asset levels and that the Adviser was subsidizing the Fund’s operations pursuant to the contractual expense cap. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable.

Economies of Scale

The Board considered whether the Fund could benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, and that the Adviser had agreed to a contractual breakpoint in the advisory fee upon reaching certain, higher asset levels. Based on the foregoing information and other applicable considerations, and in light of the size of the Fund, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in connection with the renewal of the Advisory Agreement.

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ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.52% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

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ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$906.80	$7.13	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 284-9829.

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ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.
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ADALTA INTERNATIONAL FUND

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MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
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FOR MORE INFORMATION

Investment Adviser
Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, NY 10018

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Adalta International Fund
P.O. Box 588
Portland, ME 04112
(844) 284-9829

209-ANR-0319

Beck, Mack & Oliver Partners Fund

Annual Report

March 31, 2019

Beck, Mack & Oliver LLC

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned -2.77% net of fees and expenses for the fiscal year ended March 31, 2019 (the “Fiscal Year”), resulting in a net asset value of $11.24. By comparison, during the Fiscal Year, the S&P 500® Index, which is the Partners Fund’s principal benchmark, returned +9.50%.

Performance Update

We are extremely disappointed with the investment performance during the Fiscal Year. As we discuss below, the disappointing performance was highly concentrated in the three-month period ended December 31, 2018 (“Calendar Q4 2018”). In general, we believe that the share price declines experienced during Calendar Q4 2018 will prove temporary, do not reflect an erosion in the intrinsic value of the underlying businesses, and hence do not represent a permanent loss of your capital.

Below is an updated version of a performance comparison table that was introduced in the letter for the fiscal year ended March 31, 2017, and that has been included in each of our subsequent shareholder letters.1

	Cumulative Total Returns
	12/1/09 – 3/31/14	3/31/14 – 3/31/16	3/31/16 – 3/31/19
Partners Fund	+90.28%	-21.46%	+26.59%
S&P 500 Index	+85.01%	+14.74%	+46.25%

The table below demonstrates that a large majority of the underperformance relative to the S&P 500 Index and all of the underperformance relative to the S&P 500 Value Index over the last three years are attributable to performance during Calendar Q4 2018.

	Cumulative Returns
	3/31/16 – 9/30/18	9/30/18 – 12/31/18	12/31/18 – 3/31/19	3/31/16 – 3/31/19
Partners Fund	+45.28%	-23.18%	+13.42%	+26.59%
S&P 500 Index	+48.81%	-13.52%	+13.65%	+46.25%
S&P 500 Value Index	+37.15%	-12.06%	+12.19%	+35.32%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.)

[1]	This table shows investment performance from the December 1, 2009, inception of the Partners Fund through the end the Fiscal Year. We have disaggregated performance into three time periods in order to isolate the underperformance during the two years ended March 31, 2016, in response to which changes were made to the management of the Partners Fund. For more details on those management changes, please see the letter for the fiscal year ended March 31, 2017, and the letter for the six-month semi-annual period ended September 30, 2017, which are available at the following link: https://www.beckmack.com/USStrategy.aspx?category=shareholderReports.

1

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

In our two most recent shareholder letters, we have discussed two important themes that have characterized the performance of the broader equity market in recent years: (i) equity market returns have significantly exceeded their long-term averages2; and (ii) “growth” equity returns have significantly outperformed “value” equity returns.3

In light of these two themes, we had been generally pleased but not completely satisfied with the recent performance of the Partners Fund prior to Calendar Q4 2018. From March 31, 2016, to September 30, 2018, the Partners Fund generated a cumulative total return of +45.28%, which moderately lagged the S&P 500 Index but which meaningfully outperformed the S&P 500 Value Index. In Calendar Q4 2018, however, the Partners Fund underperformed both the S&P 500 Index and the S&P 500 Value Index by a sizeable margin. In the three months ended March 31, 2019 (“Calendar Q1 2019”), the Partners Fund slightly lagged the S&P 500 Index while outperforming the S&P 500 Value Index.

So what happened during Calendar Q4 2018? It was the second-worst quarter for the S&P 500 Index since the global financial crisis of 2008, it was the worst December for the S&P 500 Index since 1931, and nearly 150 companies in the S&P 500 Index were down more than 20% during the quarter. Much of this market action occurred in response to fears that economic growth was slowing, which were aggravated by the perception that the U.S. Federal Reserve, which raised interest rates in late September 2018 and then again in December 2018, was not sufficiently responsive to changing economic conditions. In this environment, so-called “risk assets”—i.e., financial assets that are more sensitive to economic growth and investors’ risk tolerance, such as equities and high-yield corporate bonds—generally declined in value, while so-called “safe assets”—such as U.S. Treasury bonds and gold—generally rose in value.

As investors shifted capital between asset classes—e.g., from equities to U.S. Treasury bonds—they also shifted capital within asset classes. For instance, within the S&P 500 Index, the three sectors with the highest total returns during Calendar Q4 2018 were utilities, real estate, and consumer staples, while the three sectors with the lowest total returns were energy, information technology, and industrials.4 In addition, companies with higher financial leverage tended to underperform companies with lower financial leverage. We believe that the underperformance of the Partners Fund during Calendar Q4 2018 was primarily a consequence of these trends.

In response to the extremely disappointing performance during Calendar Q4 2018, we conducted an extensive review of the portfolio. With minor exceptions5, we concluded that our investment theses remained intact and, given the broad-based repricing of equities in Calendar Q4 2018, that the corresponding valuations had become even more compelling. Furthermore, our confidence in this conclusion tended to be strongest for the positions that generated the greatest losses during Calendar Q4 2018. There were nine positions that each contributed negative 1% (or more) to investment performance

[2]	For instance, the +46.25% cumulative total return of the S&P 500 Index since March 31, 2016, corresponds to an annualized total return of +13.51%, while the annualized total return of the S&P 500 Index during the 30 years ended March 31, 2019, was +10.43%.
[3]	For instance, since March 31, 2016, the S&P Growth Index has generated a cumulative total return of +55.71%, while the S&P Value Index has generated a cumulative total return of +35.32%. While any distinction between “growth” and “value” is not absolute, we believe that the investment strategy of the Partners Fund—which emphasizes long-term fundamentals and seeks to purchase securities at discounts to their intrinsic value—is generally more comparable to “value”-oriented investment strategies.
[4]	These sectors correspond to Global Industry Classification Standard Level 1.
[5]	Please see the “New and Exited Positions” section on page 6.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

during Calendar Q4 2018: Apollo Global Management, LLC; BlackBerry Limited; The Blackstone Group LP; CenturyLink, Inc.; Enstar Group, Ltd.; Laboratory Corp. of America Holdings; Matador Resources Co.; Teva Pharmaceutical Industries, Ltd.; and Wabtec Corp.. These positions had been—and, after the thorough portfolio review mentioned above, they remain—among our highest-conviction investment ideas. In many cases, we took advantage of the market sell-off during Calendar Q4 2018 to opportunistically increase the size of these positions. During Calendar Q1 2019, the median total return of these nine positions was +17.31%, which compares to +13.42% for the Partners Fund overall and +13.65% for the S&P 500 Index.

As we have stated before, we are steadfastly focused on preserving your capital and on outperforming the broader equity market—for which the S&P 500 Index is an appropriate proxy—over long periods of time. Although we are encouraged by the performance of the Partners Fund over the last few months, we recognize that we have not yet recovered all of the losses suffered during Calendar Q4 2018. We have a high degree of conviction in the current portfolio and do not believe that the underperformance sustained during Calendar Q4 2018 represents a permanent loss of capital. Our interests are aligned with yours, as every investment professional at Beck, Mack & Oliver LLC, which is the investment adviser to the Partners Fund, personally owns shares of the Partners Fund.

Largest Positive & Negative Contributors

The table below indicates the largest positive and negative single-security contributors to investment performance as well as the total returns of the underlying securities during the Fiscal Year.6

Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
Armstrong World Industries, Inc.	+1.59%	+41.76%	Matador Resources Co.	-2.20%	-35.37%
Microsoft Corp.	+1.49%	+31.42%	HomeFed Corp.	-1.43%	-33.64%
Credit Acceptance Corp.	+1.45%	+36.78%	CenturyLink, Inc.	-1.11%	-18.99%

Largest Positive Contributors

Armstrong World Industries, Inc. (“Armstrong”) designs and manufactures ceiling systems and acoustical solutions mainly for commercial buildings. The company has a leading market share in the U.S. and enjoys a reasonable amount of pricing power. The Partners Fund began purchasing shares of Armstrong in February 2017, which followed the company’s spin-off of its less attractive flooring business in 2016. Since we have owned the stock, Armstrong has sold its underperforming international operations and expanded into the architectural specialties segment, which is growing at a faster rate than the company’s core mineral fiber segment. We have been pleased with the performance of Armstrong’s business and remain constructive on the fundamental outlook.

[6]	Total return refers to the security’s total return during the Fiscal Year. Contribution refers to the total return of the Partners Fund’s ownership within the Fiscal Year multiplied by the percentage of the Partners Fund’s net assets that the security represents.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

Both Microsoft Corp. and Credit Acceptance Corp. were among the three largest positive contributors for the second consecutive fiscal year and we have discussed these companies in recent shareholder letters.

For each of the three largest positive contributors during the Fiscal Year, their total return was a function of both strong earnings growth and multiple expansion. Although we have sold some shares of each company as part of ongoing portfolio management and rebalancing, we believe that all three businesses continue to benefit from fundamental tailwinds and they all remain core positions for the Partners Fund.

Matador Resources Co.

After being among the three largest positive contributors during the fiscal years ended March 31, 2017, and March 31, 2018, Matador Resources Co. (“Matador”) was the largest negative contributor during the Fiscal Year. All of this negative contribution occurred during Calendar Q4 2018, when the price of oil declined by more than 38%. 7 While there were many factors that weighed on the oil market during Calendar Q4 2018, including the aforementioned fears of slowing economic growth, Matador’s management team has continued to demonstrate impressive execution of their business plan. They are successfully growing oil production, building out their midstream business, and enhancing their acreage position in the coveted Permian Basin. Nevertheless, at the end of Calendar Q4 2018, Matador was trading at the largest discount to our conservative estimate of net asset value since the company became public in 2012.

Not least because of the adverse impact that oil market volatility had on the Partners Fund’s investment performance when it was under prior management, we have a clear-eyed view of the inherent risks of investing in carbon-based energy companies. Indeed, over the last few years, we have substantially reduced the Partners Fund’s energy exposure and the Partners Fund held only two energy positions as of the end of the Fiscal Year: (i) Matador; and (ii) Enterprise Products Partners LP, which, like Matador’s midstream business, is inherently less sensitive than companies involved in exploration and production to the underlying oil price.8

We continue to own Matador not so much because we have a high-conviction view on the future price of oil, but because the management team—which is led by co-founder, Chairman, and CEO Joe Foran—continues to significantly enhance the value of the underlying assets largely irrespective of the broader oil price environment, which is reflected in consistent double-digit growth in net asset value per share over time. We have resolved to be highly disciplined in how we ultimately sell down the Matador position, which will be based primarily on its discount to net asset value and secondarily on the underlying oil price. In the meantime, we were encouraged to see Matador insiders purchase nearly $1.7 million worth of stock during the Fiscal Year, including nearly $1.1 million during Calendar Q4 2018, and not sell a single share.

HomeFed Corp.

We discussed HomeFed Corp. (“HomeFed”) in our most recent shareholder letter, in which we mentioned the low trading liquidity in the stock. We believe that HomeFed’s relative illiquidity likely contributed to its negative performance during Calendar Q4 2018. In February 2019, Jefferies Financial Group Inc. (“Jefferies”), which owns approximately 70% of

[7]	West Texas Intermediate spot price.

[8]	Please see the letter for the six-month semi-annual period ended September 30, 2017, for more detail on Enterprise Product Partners LP.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

HomeFed, announced a proposal to acquire the remaining 30% of the company, pursuant to which each share of HomeFed would be exchanged for two shares of Jefferies. As of the end of the Fiscal Year, this transaction had not been completed. Subject to the completion of this transaction, the Partners Fund’s position in HomeFed is under review and we plan to provide an update in our next shareholder letter.

CenturyLink, Inc.

We have discussed CenturyLink, Inc. (“CenturyLink”) in each of our three most recent shareholder letters. In the letter for the six-month semi-annual period ended September 30, 2018, we discussed CenturyLink because it was the largest positive contributor to investment performance during that period. That we are now discussing CenturyLink on account of it being among the three largest negative contributors during the Fiscal Year indicates just how dramatically the market’s view of the company changed during the latter six months of the Fiscal Year.

As a reminder, in November 2017, CenturyLink completed the acquisition of Level 3 Communications, Inc., which the Partners Fund owned. Jeff Storey, who created significant shareholder value as CEO of Level 3 Communications, Inc., then became CEO of CenturyLink. Consistent with our underwriting of the investment, Storey and his management team successfully integrated the two companies, realized substantial synergies, and began to reposition the combined enterprise for profitable growth.

We believe that there were a few important factors contributing to CenturyLink’s underperformance during Calendar Q4 2018. First, the CFO, who was highly regarded, left to take a senior financial role (and become CFO heir apparent) at T-Mobile US, Inc., which is a much larger company. Second, the market reacted negatively to CenturyLink’s third quarter earnings, which were announced in November 2018, due to revenue trends and a reduction in full-year capital expenditure guidance. Finally, we believe that CenturyLink’s financial leverage was a major factor in its underperformance during Calendar Q4 2018.

Unlike many of our other positions that meaningfully underperformed during Calendar Q4 2018, CenturyLink continued to underperform during Calendar Q1 2019. We believe that the principal reason for CenturyLink’s underperformance during Calendar Q1 2019 was the decision, announced in conjunction with fourth quarter earnings in February 2019, to reduce the dividend from $2.16 per share to $1.00 per share on an annual basis.

Dividend reductions almost always result in a sizeable and immediate negative market reaction and this instance was no different. Storey explained that the decision was motivated primarily by a desire to accelerate deleveraging and not at all by the outlook for free cash flow, which remained more than sufficient to cover the dividend under the prior policy.9 Whether the market did not believe this explanation or just could not tolerate any more bad news after a difficult Calendar Q4 2018, the stock materially underperformed in the wake of the announcement.

[9]	In conjunction with the fourth quarter earnings release and dividend reduction announcement, CenturyLink introduced financial guidance for calendar 2019, which included projected free cash flow of $3.1-3.4 billion, which compares to a dividend of approximately $2.3 billion under the prior dividend policy and approximately $1.1 billion under the new dividend policy.
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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

With respect to the new dividend policy, we believe that the accelerated deleveraging plan will in fact enhance shareholder value over time, but we acknowledge that Storey’s credibility has been temporarily impaired, the antidote for which is likely to be consistent execution of the business plan, which has been Storey’s hallmark as an operator historically. As to some of the factors cited above for CenturyLink’s underperformance during Calendar Q4 2018, in short, we believe that in the aggregate they are not material. We were sad to see the prior CFO leave the company, but we are comfortable with his replacement, who had worked directly with Storey for many years and had been a key member of the senior management team. With respect to third quarter earnings, the revenue weakness occurred mainly in those business lines that the management team has deliberately deemphasized due to their relative unprofitability and the capital expenditure reduction was largely a function of correcting poor capital allocation under prior management as well as a timing issue. Finally, as indicated above, the new dividend policy will facilitate faster deleveraging of the balance sheet, which should remove a major overhang on the stock.

As of the end of the Fiscal Year, CenturyLink was trading at less than four times the midpoint of its implied free cash flow per share guidance for 2019. For a company that is actually growing free cash flow, that is an extraordinarily cheap valuation, in our opinion. Insiders seem to agree, as they bought nearly $1.7 million of stock in the weeks following the dividend reduction announcement. We continue to have a lot of confidence in Storey and his management team and we believe that basic execution of the business plan, set against extremely low expectations and negative sentiment, is likely to provide the foundation for future outperformance.

New & Exited Positions

The table below indicates the three new positions that were initiated and the six positions that were exited during the Fiscal Year:

New Positions	Exited Positions
Advanced Drainage Systems, Inc.	Chicago Bridge & Iron Co. NV
The Sherwin-Williams Co.	Crimson Wine Group, Ltd.
Teva Pharmaceutical Industries, Ltd.	Liberty Global PLC
Merck & Co., Inc.
San Juan Basin Royalty Trust
Schlumberger, Ltd.

Advanced Drainage Systems, Inc.

We initiated a position in Advanced Drainage Systems, Inc. (“ADS”) towards the end of the Fiscal Year. ADS is a leading manufacturer of corrugated plastic used predominantly in storm water drainage and other water management products. The company has an approximately 90% market share in its core corrugated plastic pipe business. Over the last few decades, plastic pipe has consistently been taking market share from concrete pipe given the former’s lower total installed costs and more favorable environmental profile. This ongoing, long-term industry trend has provided a significant tailwind to ADS’s business, which has achieved national scale, allowing it to economize on the purchase of raw materials, which are an important input cost. In addition, we have a favorable opinion of CEO Scott Barbour, who joined the company in 2017 from Emerson Electric Co., and of the board of directors, which includes Chairman Bob Kidder, the former CEO of Duracell Inc.,

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and Ross Jones, a managing director at Berkshire Partners. 10Barbour is a an operations- focused CEO who has identified opportunities to expand margins and to consolidate the “allied products” category, which includes products such as storm retention/detention and septic chambers, drainage structures, fittings, and water quality filters and separators. Our average cost in ADS is $25.66 and we believe that the company’s earnings power can exceed $2 per share over the next few years, based on continued market share gains for plastic pipe and on management’s plans for margin expansion.

The Sherwin-Williams Co.

The Sherwin-Williams Co. (“Sherwin”) is a company that we have followed and admired for a long time. The company—which includes the well-known paint stores as well as an industrial coatings business—has attractive pricing power, a great brand, and a talented management team that allocates capital effectively. It also tends to perform relatively well during most economic downturns as raw material costs decline while pricing tends to remain fairly stable. In addition, the management team has a track record of repurchasing stock in such environments, which further enhances per-share value creation. Because of these characteristics, Sherwin has historically traded at a premium valuation. However, the market sell-off during Calendar Q4 2018 provided an opportunity to purchase Sherwin at a meaningful discount to its typical valuation. Our average purchase price in Sherwin is $379.54; the share price as of the end of the Fiscal Year was $430.71; and the company has made two dividend payments totaling $1.99 per share during our ownership thus far.

Teva Pharmaceutical Industries, Ltd.

We discussed our investment in Teva Pharmaceutical Industries, Ltd. (“Teva”) in our most recent shareholder letter. As noted above, Teva was a major negative contributor to investment performance during Calendar Q4 2018. We would attribute much of this underperformance to Teva’s financial leverage, which, as mentioned in our prior letter, is trending lower as CEO Kare Schultz reduces costs and applies free cash flow to paying down debt. In Calendar Q1 2019, Teva generated a modest positive total return but underperformed the broader equity market, which we believe was driven by conservative financial guidance for calendar 2019, which was introduced in conjunction with fourth quarter earnings in February 2019, and ongoing litigation regarding opioid liabilities, which has generated voluminous press in recent months. We have conducted extensive research with respect to Teva’s potential opioid-related liabilities and continue to closely follow the situation. Based on the amount of Teva’s branded opioid revenue and prior settlements, including the recent settlement between Purdue Pharma LP and the state of Oklahoma, we believe that Teva’s ultimate opioid-related liability is unlikely to be materially higher than $2 billion, which we originally assumed in our underwriting of the investment. While this issue is likely to continue to produce headlines that could weigh on the stock in the short term, we believe that the investment thesis remains firmly intact and that we have essentially been given an opportunity to purchase additional shares of Teva at even more attractive valuations. To wit, during the first six months of the Fiscal Year, we purchased 60,000 shares of Teva at an average price $22.74. During the last six months of the Fiscal Year, we purchased an additional 30,000 shares at an average price of $16.70.

[10]	Berkshire Partners is a private investment firm that was a minority shareholder in ADS, which was a private company at the time, from 1988 to 2010. ADS became public in 2014 and Berkshire Partners became a shareholder again in 2017. Berkshire currently has a substantial minority stake in the company.
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Chicago Bridge & Iron Co. NV/McDermott International, Inc.

We discussed Chicago Bridge & Iron Co. NV and/or McDermott International, Inc. in each of our prior five shareholder letters. In our most recent letter, we acknowledged that we did not have “endless patience” for this position. Suffice it to say that our patience ran out during the Fiscal Year and we fully exited this position.

Liberty Global PLC

We initiated a position in Liberty Global PLC during the fiscal year ended March 31, 2016. During our ownership, the management team and board of directors deserve some credit for unlocking value via asset sales and share repurchases, but we were repeatedly disappointed in the underlying fundamental performance of the business and we lost confidence in the management team’s ability to materially improve performance, in part because of how competitive the company’s markets are. As we identified compelling new investment ideas and as the market sell-off during Calendar Q4 2018 created actionable dislocations among other investments in the portfolio, we decided to exit the Liberty Global plc position and recycle the capital into more attractive opportunities.

Schlumberger, Ltd.

Like virtually every other oil-related company, Schlumberger, Ltd. (“Schlumberger”) substantially underperformed during Calendar Q4 2018. As a general rule, we are highly averse to “selling at the bottom,” but in this case we elected to exit the Schlumberger position and recycle much of the proceeds into the Matador position. We believe that this capital reallocation was accretive to the portfolio, as Matador had sold off to a greater degree than Schlumberger, Matador was (and remains) more attractively valued than Schlumberger, and over time our confidence in the Matador management team has only grown whereas we became somewhat jaundiced by the Schlumberger team’s tendency to over-promise and under-deliver. Moreover, our exit from Schlumberger resulted in the Partners Fund now owning only two energy names, in each of which we retain a high degree of conviction.

Other Exited Positions

In our most recent shareholder letter, we discussed our exits from positions in Crimson Wine Group, Ltd.; Merck & Co., Inc.; and San Juan Basin Royalty Trust.

Other Portfolio Observations

As of the end of the Fiscal Year, the Partners Fund held 28 equity positions, with the 10 largest positions representing 51.6% of net assets. This compares to 31 equity positions, with the 10 largest positions representing 50.7% of net assets, as of March 31, 2018.

As of the end of the Fiscal Year, the largest sector exposures were financials (27.8% of net assets), health care (20.3%), and communication services (14.2%) and cash represented approximately 1% of net assets.

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As of the end of the Fiscal Year, the Partners Fund had an estimated net capital loss per share of $5.27, which includes approximately $5.1 million of available short-term capital loss carryforwards and approximately $12.2 million of available long-term capital loss carryforwards.

Outlook & Conclusion

In our shareholder letter for the six-month semi-annual period ended September 30, 2018, we noted that it was rather easy at the time to marshal observations about the financial markets and the broader economy that could make one feel sanguine about one’s invested capital, and we then went on to discuss the dangers of complacency and the importance of remaining vigilant. Sure enough, in the first few days of October 2018, the aforementioned sell-off in risk assets commenced, which culminated in an historically turbulent quarter for the market.

We acknowledge that our vigilance in the face of the market’s complacency did not prevent the Partners Fund from materially underperforming during Calendar Q4 2018. And we would also emphasize the dramatic abruptness with which the equity market subsequently recovered from its late December 2018 lows. What can we conclude from such observations?

First, over relatively short periods of time, financial markets, especially the equity market, tend to exhibit significantly greater volatility than underlying economic or business trends that are the ultimate source of financial market returns. Second, in the short run, individual stocks can trade virtually anywhere and their valuations can become temporarily but utterly disconnected from underlying fundamentals.

We have articulated the following idea in our two most recent shareholder letters and it is worth reiterating here: “As long-term fundamental investors, we believe that our core competence is not to predict market or macroeconomic inflection points, but to find and to own high-quality companies that are trading at discounts to their intrinsic value.” We strongly believe that owning good businesses run by solid management teams and trading at attractive valuations provides the best opportunity to pursue attractive risk-adjusted investment returns over time. As Calendar Q4 2018 demonstrated, this investment philosophy does not prevent underperformance over relatively short periods of time, when various temporal factors—such as investor psychology and market technicals—can overwhelm underlying economic and business fundamentals. But it remains, in our opinion, the best approach to compounding capital over time while appropriately managing risk.

In the last three years since current management has assumed responsibility for the day-to-day operation of the Partners Fund, we believe that we have high-graded the portfolio where appropriate, such that each position satisfies our central criteria of: (i) good business; (ii) solid management team; and (iii) attractive valuation. Over the last three years, with the exception of Calendar Q4 2018, we believe that we have done a reasonable job of nearly keeping up with the S&P 500 Index while meaningfully outperforming the S&P 500 Value Index. As discussed above, we firmly believe that the underperformance during Calendar Q4 2018 does not represent a permanent loss of your capital and that the portfolio today therefore has significant embedded upside potential.

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BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2019

Thank you for your continued support.

Yours sincerely,

Robert C. Beck	Richard C. Fitzgerald

Appendix: Historical Performance

Total returns for the Partners Fund and the S&P 500 Indices for the periods ended March 31, 2019, were as follows:

Annualized Returns
Returns as of 03/31/19	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck Mack & Oliver Partners Fund	-2.77%	+8.18%	-0.12%	+7.07%	+10.14%
S&P 500 Index	+9.50%	+13.51%	+10.91%	+12.91%	+15.92%
S&P 500 Value Index	+5.92%	+10.61%	+8.03%	+11.20%	+14.47%
S&P Growth Index	+12.76%	+15.91%	+13.35%	+14.39%	+17.16%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.76%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2019; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*	Excludes performance prior to the Partners Fund’s reorganization from a limited partnership.

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include, among others: equity and convertible securities risk, foreign investments risk, management risk, fixed-income securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment

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A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
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of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Fiscal Year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

11

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500® Index (the “S&P 500”), over the past 10 fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Beck, Mack & Oliver Partners Fund	-2.77%	-0.12%	10.14%
S&P 500 Index	9.50%	10.91%	15.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.76%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through July 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.

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BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2019

13

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 99.0%
Communication Services - 14.2%
1,650	Alphabet, Inc., Class C (a)	$1,935,961
142,000	CenturyLink, Inc.	1,702,580
63,000	Discovery Communications, Inc., Class C (a)	1,601,460
		5,240,001
Consumer Staples - 1.6%
7,000	Anheuser-Busch InBev SA/NV, ADR	587,790
Energy - 8.8%
45,000	Enterprise Products Partners LP	1,309,500
100,000	Matador Resources Co. (a)	1,933,000
		3,242,500
Financials - 27.8%
70,000	Apollo Global Management, LLC	1,977,500
4,400	Credit Acceptance Corp. (a)	1,988,492
11,500	Enstar Group, Ltd. (a)	2,001,000
16,000	JPMorgan Chase & Co.	1,619,680
8,400	Oaktree Capital Group, LLC	417,060
63,000	The Blackstone Group LP	2,203,110
		10,206,842
Health Care - 20.3%
9,500	Abbott Laboratories	759,430
23,000	Gilead Sciences, Inc.	1,495,230
44,000	Grifols SA, ADR	884,840
9,400	Laboratory Corp. of America Holdings (a)	1,438,012
40,000	RadNet, Inc. (a)	495,600
90,000	Teva Pharmaceutical Industries, Ltd., ADR (a)	1,411,200
3,900	Waters Corp. (a)	981,669
		7,465,981
Industrials - 9.8%
25,000	Advanced Drainage Systems, Inc.	644,250
19,500	Armstrong World Industries, Inc.	1,548,690
19,000	Wabtec Corp.	1,400,680
		3,593,620
Information Technology - 11.7%
160,000	BlackBerry, Ltd. (a)	1,614,400
17,000	Microsoft Corp.	2,004,980
12,000	QUALCOMM, Inc.	684,360
		4,303,740
Materials - 1.9%
1,600	The Sherwin-Williams Co.	689,136
Real Estate - 2.9%
28,080	HomeFed Corp. (a)	1,067,040
Total Common Stock (Cost $29,379,497)		36,396,650

Shares	Security Description	Exercise Price	Exp. Date	Value
Warrant - 0.0%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,744)	$11.50	07/31/20	$6,811
Investments, at value - 99.0% (Cost $29,551,241)				$36,403,461
Other Assets & Liabilities, Net - 1.0%				356,047
Net Assets - 100.0%				$36,759,508

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$36,403,461
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$36,403,461

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.

See Notes to Financial Statements.	14

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $29,551,241)	$36,403,461
Cash	296,490
Receivables:
Investment securities sold	128,744
Dividends and interest	1,055
Prepaid expenses	8,207
Total Assets	36,837,957

LIABILITIES
Payables:
Investment securities purchased	31,280
Fund shares redeemed	60
Accrued Liabilities:
Investment adviser fees	6,141
Fund services fees	15,175
Other expenses	25,793
Total Liabilities	78,449

NET ASSETS	$36,759,508

COMPONENTS OF NET ASSETS
Paid-in capital	$46,658,608
Distributable earnings	(9,899,100)
NET ASSETS	$36,759,508

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,271,328

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.24

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	15

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $10,371)	$846,833
Interest income	1,609
Total Investment Income	848,442

EXPENSES
Investment adviser fees	387,235
Fund services fees	182,453
Custodian fees	10,017
Registration fees	22,204
Professional fees	36,483
Trustees' fees and expenses	3,749
Other expenses	31,426
Total Expenses	673,567
Fees waived	(286,326)
Net Expenses	387,241

NET INVESTMENT INCOME	461,201

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(1,584,013)
Net change in unrealized appreciation (depreciation) on investments	50,917
NET REALIZED AND UNREALIZED LOSS	(1,533,096)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,071,895)

See Notes to Financial Statements.	16

BECK, MACK & OLIVER PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2019	2018
OPERATIONS
Net investment income	$461,201	$455,865
Net realized gain (loss)	(1,584,013)	1,268,937
Net change in unrealized appreciation (depreciation)	50,917	2,970,504
Increase (Decrease) in Net Assets Resulting from Operations	(1,071,895)	4,695,306

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	–	(34,294)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,268,661	2,901,960
Reinvestment of distributions	–	30,422
Redemption of shares	(2,806,097)	(6,994,229)
Redemption fees	596	199
Decrease in Net Assets from Capital Share Transactions	(536,840)	(4,061,648)
Increase (Decrease) in Net Assets	(1,608,735)	599,364

NET ASSETS
Beginning of Year	38,368,243	37,768,879
End of Year	$36,759,508	$38,368,243 **

SHARE TRANSACTIONS
Sale of shares	196,138	260,983
Reinvestment of distributions	–	2,607
Redemption of shares	(242,430)	(628,561)
Decrease in Shares	(46,292)	(364,971)

*	Distribution for March 31, 2018 was the result of net investment income.
**	Includes distributions in excess of net investment income of $(45,738) at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	17

BECK, MACK & OLIVER PARTNERS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Year	$11.56	$10.26	$8.98	$12.42	$14.82
INVESTMENT OPERATIONS
Net investment income (a)	0.14	0.13	0.08	0.10	0.11
Net realized and unrealized gain (loss)	(0.46)	1.18	1.30	(1.57)	(1.70)
Total from Investment Operations	(0.32)	1.31	1.38	(1.47)	(1.59)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(0.01)	(0.10)	(0.07)	(0.09)
Net realized gain	–	–	–	(1.90)	(0.72)
Total Distributions to Shareholders	–	(0.01)	(0.10)	(1.97)	(0.81)

REDEMPTION FEES(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$11.24	$11.56	$10.26	$8.98	$12.42
TOTAL RETURN	(2.77)%	12.77%	15.45%	(12.05)%	(10.70)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$36,760	$38,368	$37,769	$34,587	$124,102
Ratios to Average Net Assets:
Net investment income	1.19%	1.17%	0.80%	0.87%	0.75%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.74%	1.76%	1.81%	1.44%	1.29%
PORTFOLIO TURNOVER RATE	17%	19%	26%	50%	41%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

19

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and

20

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2019, the Fund had $46,490 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an

21

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers - The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2019. During the year ended March 31, 2019, fees waived were $286,326.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2019 were $6,396,178 and $6,443,731 respectively.

Note 7. Federal Income Tax

As of March 31, 2019, the cost of investments for federal income tax purposes is $29,227,826 and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$9,400,945
Gross Unrealized Depreciation	(2,225,310)
Net Unrealized Appreciation	$7,175,635

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income
2019	$–
2018	34,294
22

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$169,309
Capital and Other Losses	(17,244,044)
Net Unrealized Appreciation	7,175,635
Total	$(9,899,100)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to equity return of capital, partnerships and wash sales.

As of March 31, 2019, the Fund has $5,064,074 of available short-term capital loss carryforwards and $12,179,970 of available long-term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2019. The following reclassification was the result of investments in partnerships and grantor trusts and has no impact on the net assets of the Fund.

Distributable Earnings	$(27)
Paid-in-Capital	27

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the year ended March 31, 2019.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Beck, Mack & Oliver Partners Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beck, Mack & Oliver Partners Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 23, 2019

24

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Investment Advisory Agreement Approval

At the March 27, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index, the S&P 500 Index. The Board observed that the Fund underperformed its primary benchmark index for the one-, three-, five- and 10-year periods ended December 31, 2018, and for the period since the Fund’s inception on April 19, 1991. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the primary benchmark index over the short term was attributable, in part, to historic market volatility and turmoil during the fourth quarter of 2018, including a decline in the price of oil, which negatively impacted

25

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

the Fund’s largest, highest conviction positions. The Board noted the Adviser’s representation that it believed the price declines experienced during the fourth quarter of 2018 would be temporary and did not reflect erosion in the value of the underlying businesses, nor did it represent a permanent loss of capital. The Board considered the Adviser’s representation that it remained confident in the Fund’s portfolio and the Adviser’s observation that the Fund’s performance had markedly improved performance since the Fund’s transition in portfolio management in 2016.

The Board also reviewed the Fund’s performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund underperformed the median of its Broadridge peer group for the one- , three-, and five-year periods ended December 31, 2018. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the Broadridge peers could be attributed, in part, to the decline in the price of oil, which had a pronounced adverse impact on the energy holdings of the Fund. The Board considered also the Adviser’s belief that the peer group identified by Broadridge was not the most suitable comparison for the Fund and, at the request of the Adviser, the Board reviewed the Fund’s performance compared to an additional peer group of funds provided by the Adviser and believed to be a more representative comparison to the Fund (“Comparable Fund Peers”). In that regard, the Board observed that the Fund underperformed the median of the Comparable Fund Peers for the one-, three- and five-year periods ended December 31, 2018, and outperformed the median of the Comparable Fund Peers for the month of January 2019.

Based on the Adviser’s investment style and the foregoing performance information, among other factors, the Board determined that the Fund could expect to benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board observed that the Adviser’s actual advisory fee rate and actual total expenses were each less than the median of the Broadridge peers. The Board also noted the Adviser’s representation that the advisory fee charged to the Fund was consistent with the fee charged by the Adviser to its separately managed accounts with comparable assets under management. Based on the foregoing, among other relevant considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board considered also the Adviser’s representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts, but that the Adviser believed that the Fund was comparatively less profitable than its separately managed account activities as a result of the low level of the Fund’s assets, costs incurred in connection with regulatory compliance applicable to registered investment companies, and the expense cap currently in place. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Fund were reasonable.

26

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s statement that, although the Fund’s shareholders potentially could benefit from economies of scale if the Fund’s assets increased, the consideration of breakpoints was not appropriate at this time because of the Fund’s low asset levels. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, other than its contractual advisory fees and the soft dollar benefits accrued from Fund brokerage commissions, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

27

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$871.31	$4.67	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

28

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

29

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
30

FOR MORE INFORMATION

Investment Adviser

Beck, Mack & Oliver LLC
565 Fifth Ave, 19th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent

Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver Partners Fund

P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

229-ANR-0319

LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Annual Report

 March 31, 2019

LMCG FUNDS

TABLE OF CONTENTS

MARCH 31, 2019

LMCG Global MultiCap Fund
A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11

LMCG International Small Cap Fund
A Message to Our Shareholders (Unaudited)	13
Performance Chart and Analysis (Unaudited)	16
Schedule of Investments	17
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23

Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	30
Additional Information (Unaudited)	31

IMPORTANT INFORMATION

An investment in the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MULTICAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholder:

For the 12 months ended March 31, 2019, the LMCG Global MultiCap Fund (the “Fund”) Institutional Shares declined 0.33% vs. a 1.89% advance for the MSCI All Country World IMI Index. The period included a significant sell-off in the fourth quarter of 2018 and then a strong rebound in the first quarter of 2019. The Fund slightly underperformed its benchmark in both the fourth quarter sell-off and the first quarter rebound.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.

We are striving to maintain a reasonable exposure to future potential gains while providing investors a cushion should markets end their extended run and the economy moderate its current robust growth cycle. The first quarter of 2019 included the 10-year anniversary of the market bottom in March of 2009 – investors have certainly been rewarded for maintaining their equity exposure since that date. We spend a significant amount of time on risk management – attempting to position the Fund for a weaker equity environment. Investing in companies that we believe have the ability to grow their dividend is one such “tool” the team employs. Additionally the team’s strong valuation discipline has resulted in a significant allocation to both developed non-U.S. equity markets as well as emerging markets. While valuations of U.S. stocks declined towards their 15-year mean after the fourth quarter pull back, non-U.S. stocks’ valuations remained below their 15-year averages. This is one of the key reasons for the Fund’s continuing overweight to emerging markets.

The last 12 months favored U.S. stocks – as all categories of non-U.S. stocks (i.e., large cap developed, small cap and emerging markets) posted negative results while all U.S. stocks generated positive returns. The largest detractors to the portfolio over the 12 months were the Fund’s underweight to U.S. large cap stocks as well as weak stock selection with the U.S. large cap allocation. The Fund’s overweight to emerging markets as well as country allocation with emerging markets also detracted from relative results. But the Fund’s lack of exposure to non U.S small cap stocks proved to be a boon to performance as the MSCI EAFE Small Cap Index declined over 9% in the one-year period. The Fund’s underweight to foreign large cap stocks was also beneficial. The largest positive contributor to performance relative to the MSCI All Country World IMI Index was in the small and mid-cap growth area. The Fund had an average overweight of 3% to U.S. small and mid-cap growth stocks during the year, and this area proved to be the strongest in terms of performance results. Stock selection within U.S. small and mid-cap growth also was contributory. While the portfolio management team is still constructive on the small and mid-cap growth area we did take some profits there and re-allocate to U.S. large cap area.

Economic Backdrop

We are fairly sanguine on the outlook for global equities in spite of some challenges around the world. In the U.S. the Federal Reserve Bank has become more accommodative which the equity markets have welcomed. Interest rates remain near historical lows and there is little sign of inflation. In Europe and China, investor sentiment continues to be weighed down by the uncertainty of the Brexit discussions and the ongoing China/U.S. trade negotiations. While these events continue to dominate the headlines, their resolution should remove some measure of market uncertainty and help re-enforce investor confidence in the global economy.

Portfolio Positioning

We believe we have positioned the portfolio accordingly for a late cycle market where portfolios with a defensive profile should hold up well. We have recently moderated the Fund’s sensitivity to overall market moves in case that movement becomes more challenging. We have reduced the weight in our small and mid-cap growth stocks in order to realize some capital appreciation in those names, and reallocated the proceeds in larger capitalization U.S. stocks. We continue to be mindful of our allocation to FAANG1 stocks – recognizing both their volatility and the manner in which they have come to dominate many passive indexes. Additionally, we have stressed investments in companies and regions with relatively stronger fundamentals (for example we are currently underweight Europe at March 31, 2019). And finally, while we remain overweight emerging markets at March 31, 2019, we are very selective about the fundamentals of the companies that we invest in.

[1]	Facebook, Amazon, Apple, Netflix and Google.

1	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

The following graphs indicate the asset allocation of the Fund as of 3/31/2019:

Source: LMCG

Outlook

The first quarter of 2019 provided strong evidence that the 10-year bull market still has some legs. Our portfolio management team, while constructive on the equity markets, also recognizes that we are fairly deep into the economic cycle. We believe the defensive positioning that we describe above should provide some downside protection if we move into a more challenging market environment again.

Beyond positioning, our LMCG Global MultiCap Fund team is carefully monitoring a number of different global “stress points” to ensure that we are ready to re-position the portfolio if necessary. Certainly, Brexit would fall into this category. While it appears that a hard exit is off the table – there is still much uncertainty about what the ultimate compromise will likely look like. Depending on the outcome, this could have bullish or bearish implications for the UK and/or Europe. Finally, we are carefully monitoring earnings reports – and earnings revisions. In particular, positive earnings revisions appear to have stalled – a continuation of this trend might have some implications for overall portfolio positioning.

We thank you for your trust and support for the Fund.

Sincerely,

Jeffrey P. Davis

Portfolio Manager

LMCG Investments, LLC

2	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

INVESTMENT CONSIDERATIONS

Equity Risk - The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

3	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the “Fund”) compared with the performance of the benchmark, MSCI All Country World IMI Index, since inception. The MSCI All Country World IMI Index is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment

LMCG Global MultiCap Fund - Institutional Shares vs. MSCI All Country World IMI Index

Average Annual Total Returns
Periods Ended March 31, 2019	One Year	Five Years	Since Inception(1)
LMCG Global MultiCap Fund - Institutional Shares	-0.33%	5.76%	6.79%
LMCG Global MultiCap Fund - Investor Shares(2)	-0.60%	5.58%	6.62%
MSCI All Country World IMI Index(3)	1.89%	6.33%	7.42%

(1)	Institutional Shares commenced operations on September 11, 2013 and Investor Shares commenced operations on March 3, 2015.

(2)	Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.

(3)	MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and Investor Shares are 13.52% and 41.73%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.70% and 0.95% of Institutional Shares and Investor Shares, respectively, through at least July 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (877) 591-4667.

4	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Equity Securities - 94.1%
Common Stock - 93.3%
Australia - 0.4%
334	BHP Group PLC	$8,042
Brazil - 0.4%
500	Vale SA	6,531
Canada - 1.7%
100	Canadian National Railway Co.	8,952
400	Canadian Natural Resources, Ltd.	10,982
200	The Toronto-Dominion Bank	10,854
		30,788
China - 5.1%
123	58.com, Inc., ADR (a)	8,079
6,000	Agile Group Holdings, Ltd.	9,707
78	Alibaba Group Holding, Ltd., ADR (a)	14,231
41	Baidu, Inc., ADR (a)	6,759
11,700	China Construction Bank Corp., Class H	10,031
520	China Mobile, Ltd.	5,299
5,000	CNOOC, Ltd.	9,363
11,000	Industrial & Commercial Bank of China, Ltd., Class H	8,057
416	Tencent Holdings, Ltd.	19,131
		90,657
France - 1.7%
146	BNP Paribas SA	6,978
83	Sanofi	7,331
160	Vinci SA	15,565
		29,874
Germany - 2.5%
116	BASF SE	8,527
89	Bayer AG	5,750
116	Daimler AG	6,799
114	SAP SE	13,172
94	Siemens AG	10,116
		44,364
Hong Kong - 0.9%
8,000	Sino Land Co., Ltd.	15,470
Hungary - 0.3%
300	Richter Gedeon Nyrt	5,657
Ireland - 1.7%
183	AerCap Holdings NV (a)	8,517
229	Medtronic PLC	20,857
		29,374
Italy - 1.4%
1,781	Enel SpA	11,395
412	Eni SpA	7,281
2,301	Intesa Sanpaolo SpA	5,604
		24,280
Japan - 4.6%
400	Bridgestone Corp.	15,397
400	Canon, Inc.	11,596
400	Honda Motor Co., Ltd.	10,809
1,500	Mitsubishi UFJ Financial Group, Inc.	7,444
600	Sumitomo Electric Industries, Ltd.	7,950
300	Sumitomo Mitsui Financial Group, Inc.	10,492
1,000	Toray Industries, Inc.	6,378
200	Toyota Motor Corp.	11,706
		81,772
Mexico - 0.7%
1,068	Grupo Financiero Banorte SAB de CV	5,802
2,454	Wal-Mart de Mexico SAB de CV	6,560
		12,362
Shares	Security Description	Value
Netherlands - 1.5%
794	ING Groep NV	$9,605
263	Royal Dutch Shell PLC, ADR	16,461
		26,066
Singapore - 1.1%
5,100	CapitaLand, Ltd.	13,736
2,800	Singapore Press Holdings, Ltd.	4,979
		18,715
South Africa - 0.6%
28	MultiChoice Group, Ltd. (a)	234
28	Naspers, Ltd., Class N	6,466
1,406	Rand Merchant Investment Holdings, Ltd.	3,268
		9,968
South Korea - 3.1%
90	Daelim Industrial Co., Ltd.	7,643
110	Douzone Bizon Co., Ltd.	4,516
238	Hana Financial Group, Inc.	7,632
104	LG Electronics, Inc.	6,881
315	Samsung Electronics Co., Ltd.	12,391
135	SK Hynix, Inc.	8,825
30	SK Telecom Co., Ltd.	6,647
		54,535
Spain - 1.4%
2,383	Banco Santander SA	11,079
1,607	Telefonica SA	13,464
		24,543
Switzerland - 0.9%
170	Nestle SA	16,202
Taiwan - 1.6%
2,000	Formosa Chemicals & Fibre Corp.	7,268
1,000	President Chain Store Corp.	9,847
14,201	Shin Kong Financial Holding Co., Ltd.	4,184
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	7,965
		29,264
United Kingdom - 3.6%
1,735	BP PLC	12,621
342	GlaxoSmithKline PLC	7,113
1,058	HSBC Holdings PLC	8,589
10,329	Lloyds Banking Group PLC	8,359
425	Royal Dutch Shell PLC, Class B	13,440
234	Unilever PLC	13,395
		63,517
United States - 58.1%
166	AbbVie, Inc.	13,378
28	Alphabet, Inc., Class A (a)	32,953
19	Amazon.com, Inc. (a)	33,834
318	American Campus Communities, Inc. REIT	15,130
124	Ameriprise Financial, Inc.	15,884
96	Amgen, Inc.	18,238
225	Anadarko Petroleum Corp.	10,233
70	Anthem, Inc.	20,089
189	Apple, Inc.	35,901
409	Applied Materials, Inc.	16,221
413	Aramark	12,204
254	BankUnited, Inc.	8,484
277	Berry Global Group, Inc. (a)	14,922
30	Biogen, Inc. (a)	7,091
497	Brixmor Property Group, Inc. REIT	9,130
301	Capital One Financial Corp.	24,589
88	Chevron Corp.	10,840
124	Cimarex Energy Co.	8,668
300	Cisco Systems, Inc.	16,197
145	Clean Harbors, Inc. (a)	10,372
596	Comcast Corp., Class A	23,828
262	CVS Health Corp.	14,130

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
United States - 58.1% (continued)
566	Darling Ingredients, Inc. (a)	$12,254
313	Delta Air Lines, Inc.	16,166
412	Devon Energy Corp.	13,003
98	DTE Energy Co.	12,224
658	FNB Corp.	6,975
224	Gilead Sciences, Inc.	14,562
263	GTT Communications, Inc. (a)	9,126
81	Inogen, Inc. (a)	7,725
225	Intel Corp.	12,082
632	Invesco, Ltd.	12,204
225	JPMorgan Chase & Co.	22,777
115	LHC Group, Inc. (a)	12,749
291	Lincoln National Corp.	17,082
437	LKQ Corp. (a)	12,402
156	Lowe's Cos., Inc.	17,077
250	MACOM Technology Solutions Holdings, Inc. (a)	4,177
142	Marriott Vacations Worldwide Corp.	13,277
204	Merck & Co., Inc.	16,967
325	Micron Technology, Inc. (a)	13,432
203	Microsoft Corp.	23,942
187	Mimecast, Ltd. (a)	8,854
123	Murphy USA, Inc. (a)	10,531
116	Nexstar Media Group, Inc., Class A	12,571
271	Nucor Corp.	15,813
292	PacWest Bancorp	10,982
429	Pfizer, Inc.	18,220
176	Portland General Electric Co.	9,124
129	PTC, Inc. (a)	11,891
202	RealPage, Inc. (a)	12,259
431	Red Rock Resorts, Inc., Class A	11,141
119	Regal Beloit Corp.	9,743
215	RPM International, Inc.	12,479
341	Sinclair Broadcast Group, Inc., Class A	13,122
60	Snap-on, Inc.	9,391
100	Stericycle, Inc. (a)	5,442
667	Sterling Bancorp	12,426
176	Target Corp.	14,126
110	The Allstate Corp.	10,360
96	The Goldman Sachs Group, Inc.	18,431
308	The TJX Cos., Inc.	16,389
170	TreeHouse Foods, Inc. (a)	10,973
178	Tyson Foods, Inc., Class A	12,359
107	United Rentals, Inc. (a)	12,225
108	Valero Energy Corp.	9,162
554	Valvoline, Inc.	10,282
311	Verizon Communications, Inc.	18,389
108	VMware, Inc., Class A (a)	19,495
207	Walgreens Boots Alliance, Inc.	13,097
162	Walmart, Inc.	15,800
132	WR Grace & Co.	10,301
398	Zayo Group Holdings, Inc. (a)	11,311
		1,029,208
Total Common Stock (Cost $1,426,193)		1,651,189

Shares	Security Description	Rate	Value
Preferred Stock - 0.8%
Brazil - 0.8%
300	Cia Brasileira de Distribuicao	0.75%	6,968
2,200	Itausa - Investimentos Itau SA	0.02	6,714
			13,682
Total Preferred Stock (Cost $12,492)			13,682
Total Equity Securities (Cost $1,438,685)			1,664,871
Shares	Security Description	Value
Investment Companies - 3.1%
167	iShares Core MSCI Emerging Markets ETF	$8,636
73	iShares MSCI ACWI ETF	5,267
80	iShares MSCI EAFE ETF	5,189
485	iShares MSCI India ETF	17,096
184	iShares MSCI Mexico ETF	8,020
462	iShares MSCI Turkey ETF	11,213
Total Investment Companies (Cost $53,446)		55,421
Money Market Fund - 2.1%
37,194	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.28% (b) (Cost $37,194)	37,194
Investments, at value - 99.3% (Cost $1,529,325)		$1,757,486
Other Assets & Liabilities, Net - 0.7%		12,313
Net Assets - 100.0%		$1,769,799

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$8,042	$–	$–	$8,042
Brazil	6,531	–	–	6,531
Canada	30,788	–	–	30,788
China	90,657	–	–	90,657
France	29,874	–	–	29,874
Germany	44,364	–	–	44,364
Hong Kong	15,470	–	–	15,470
Hungary	5,657	–	–	5,657
Ireland	29,374	–	–	29,374
Italy	24,280	–	–	24,280
Japan	81,772	–	–	81,772
Mexico	12,362	–	–	12,362
Netherlands	26,066	–	–	26,066
Singapore	18,715	–	–	18,715
South Africa	9,968	–	–	9,968
South Korea	54,535	–	–	54,535
Spain	24,543	–	–	24,543
Switzerland	16,202	–	–	16,202
Taiwan	29,264	–	–	29,264
United Kingdom	63,517	–	–	63,517
United States	1,029,208	–	–	1,029,208
Preferred Stock
Brazil	13,682	–	–	13,682
Investment Companies	55,421	–	–	55,421
Money Market Fund	–	37,194	–	37,194
Investments at Value	$1,720,292	$37,194	$–	$1,757,486

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

PORTFOLIO HOLDINGS (Unaudited) % of Total Investments
Australia	0.4%
Brazil	1.2%
Canada	1.7%
China	5.1%
France	1.7%
Germany	2.5%
Hong Kong	0.9%
Hungary	0.3%
Ireland	1.7%
Italy	1.4%
Japan	4.6%
Mexico	0.7%
Netherlands	1.5%
Singapore	1.1%
South Africa	0.6%
South Korea	3.1%
Spain	1.4%
Switzerland	0.9%
Taiwan	1.7%
United Kingdom	3.6%
United States*	63.9%
100.0%

*	Includes Money Market Fund totaling 2.1%.

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2019

ASSETS
Investments, at value (Cost $1,529,325)	$1,757,486
Foreign currency (Cost $548)	552
Receivables:
Dividends	3,390
From investment adviser	20,796
Prepaid expenses	25,502
Total Assets	1,807,726

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	3
Fund services fees	9,111
Other expenses	28,813
Total Liabilities	37,927
NET ASSETS	$1,769,799

COMPONENTS OF NET ASSETS
Paid-in capital	$1,585,876
Distributable earnings	183,923
NET ASSETS	$1,769,799

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	152,450
Investor Shares	5,035

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,713,114)	$11.24
Investor Shares (based on net assets of $56,685)	$11.26

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,797)	$47,921
Total Investment Income	47,921

EXPENSES
Investment adviser fees	11,799
Fund services fees	185,625
Transfer agent fees:
Institutional Shares	2,620
Investor Shares	2,520
Distribution fees:
Investor Shares	149
Custodian fees	16,654
Registration fees:
Institutional Shares	15,126
Investor Shares	14,049
Professional fees	24,072
Trustees' fees and expenses	2,604
Pricing fees	16,581
Other expenses	22,682
Total Expenses	314,481
Fees waived and expenses reimbursed	(298,856)
Net Expenses	15,625

NET INVESTMENT INCOME	32,296

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $523)	92,750
Foreign currency transactions	(920)
Net realized gain	91,830
Net change in unrealized appreciation (depreciation) on:
Investments	(131,271)
Deferred foreign capital gains taxes	633
Foreign currency translations	(116)
Net change in unrealized appreciation (depreciation)	(130,754)
NET REALIZED AND UNREALIZED LOSS	(38,924)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,628)

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2019	2018
OPERATIONS
Net investment income	$32,296	$20,706
Net realized gain	91,830	104,726
Net change in unrealized appreciation (depreciation)	(130,754)	116,053
Increase (Decrease) in Net Assets Resulting from Operations	(6,628)	241,485

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(198,286)	(121,225)*
Investor Shares	(6,113)	(1,304)**
Total Distributions Paid	(204,399)	(122,529)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	235,647	156,797
Investor Shares	18,681	42,924
Reinvestment of distributions:
Institutional Shares	198,286	121,225
Investor Shares	6,112	1,304
Redemption of shares:
Institutional Shares	(520,088)	(250,431)
Investor Shares	(22,413)	(35,627)
Increase (Decrease) in Net Assets from Capital Share Transactions	(83,775)	36,192
Increase (Decrease) in Net Assets	(294,802)	155,148

NET ASSETS
Beginning of Year	2,064,601	1,909,453
End of Year	$1,769,799	$2,064,601 ***

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	19,282	12,333
Investor Shares	1,488	3,246
Reinvestment of distributions:
Institutional Shares	19,053	9,289
Investor Shares	586	100
Redemption of shares:
Institutional Shares	(43,396)	(18,892)
Investor Shares	(1,824)	(2,890)
Increase (Decrease) in Shares	(4,811)	3,186

*	Distribution was the result of net investment income and net realized gain of $36,084 and $85,141, respectively, at March 31, 2018.
**	Distribution was the result of net investment income and net realized gain of $302 and $1,002, respectively, at March 31, 2018.
***	Includes distributions in excess of net investment income of $(8,874) at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$12.72	$12.00	$10.35	$11.21	$10.80
INVESTMENT OPERATIONS
Net investment income (a)	0.21	0.13	0.10	0.11	0.10
Net realized and unrealized gain (loss)	(0.38)	1.35	1.76	(0.68)	0.49
Total from Investment Operations	(0.17)	1.48	1.86	(0.57)	0.59

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.23)	(0.12)	(0.16)	(0.08)
Net realized gain	(1.15)	(0.53)	(0.09)	(0.13)	(0.10)
Total Distributions to Shareholders	(1.31)	(0.76)	(0.21)	(0.29)	(0.18)
NET ASSET VALUE, End of Year	$11.24	$12.72	$12.00	$10.35	$11.21
TOTAL RETURN	(0.33)%	12.22%	18.11%	(5.11)%	5.57%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,713	$2,004	$1,858	$1,814	$1,882
Ratios to Average Net Assets:
Net investment income	1.68%	0.99%	0.92%	1.02%	0.95%
Net expenses	0.80%	1.00%	1.20%	1.20%	1.20%
Gross expenses (b)	15.34%	14.39%	17.14%	16.22%	17.65%
PORTFOLIO TURNOVER RATE	61%	43%	73%	44%	74%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,				March 3, 2015 (a)
					Through
	2019	2018	2017	2016	March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.75	$11.96	$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.18	0.12	0.05	0.08	0.02
Net realized and unrealized gain (loss)	(0.38)	1.35	1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	(0.20)	1.47	1.82	(0.61)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.15)	(0.11)	(0.13)	–
Net realized gain	(1.15)	(0.53)	(0.09)	(0.13)	–
Total Distributions to Shareholders	(1.29)	(0.68)	(0.20)	(0.26)	–

NET ASSET VALUE, End of Period	$11.26	$12.75	$11.96	$10.34	$11.21
TOTAL RETURN	(0.60)%	12.20%	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$57	$61	$52	$10	$10
Ratios to Average Net Assets:
Net investment income	1.44%	0.91%	0.48%	0.77%	2.45	%(e)
Net expenses	1.05%	1.25%	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	44.68%	65.97%	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	61%	43%	73%	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain (loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Dear Shareholder:

The LMCG International Small Cap Fund (the “Fund”) Institutional Shares lost 12.35% in the 12-month period ending March 31st, trailing the MSCI EAFE Small Cap Index (the “Index”) return of -9.36%. Since inception1, the Fund has gained 10.16% vs. 9.05% for the Index, both on an annualized basis. Under normal circumstances the Fund invests at least 80% of its assets in the equity securities of small-cap companies. The Fund considers companies small cap which at the time of purchase fall within the range of its Index, the MSCI EAFE Small Cap Index. At an index level, the performance of international small-cap companies underperformed their large-cap counterparts, with the MSCI EAFE Index down 3.70% in the one-year period.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.

For the first nine months of the Fund’s fiscal year, international small cap stocks trended downward along with international large caps and emerging markets. Equity market declines accelerated in the last three months of 2018 accompanied by a material spike in volatility. There were very few places to hide for equity investors as the vast majority of markets tumbled.

A number of different cross currents contributed to the equity markets’ malaise. The U.S. and China continued their trade negotiations. While trade wars can obviously impact growth, they can also have a related impact on capital expenditures – as companies pause in making major investments when the trade relationships are not clear. Uncertainty regarding Brexit has also come into the headlines again generating a good deal of angst in the UK and European markets. During this period, the investment environment was primarily risk-off as markets focused on the headlines. Usually in risk-off periods, Price Momentum works well as investors look for stocks that have been performing well as a safe haven. We saw this to be true for most of the period and Price Momentum worked well as a stock selection tool. Earnings Quality also proved to be effective during this time.

So far in 2019, global equity markets have rebounded. Returns were particularly strong in January and riskier stocks outperformed. Typically, Value works well in risk-on periods as cheap is considered more risky while Price Momentum tends not to be as effective. For the first three months, Price Momentum performed as we would expect in international small caps. It did not work in January which was a very strong risk-on period and then worked later in the quarter, particularly in March, when the pace of equity market returns slowed. However, Value was essentially flat in January and turned negative in February and March. While the preference for riskier stocks was evident in a higher payoff to risk factors such as beta in international small caps, it was not accompanied by a preference for cheap stocks. We suspect that the atypical payoff to Value in international small caps has to do with high macroeconomic uncertainty surrounding Brexit and the ongoing negotiations. Since our process uses Value as one of its stock selection tools, the extreme negative payoff to that factor as well as volatile payoffs for our other factors made it challenging for the strategy to add value versus its benchmark.

As of March 31, 2019 the Fund was well-diversified across 24 countries and 11 sectors. The largest country allocations in both the portfolio and the benchmark were Japan (over 25% in each) and the United Kingdom (over 16% in the Fund and over 18 % in the benchmark). The Fund seeks to add value primarily from stock selection – not making significant over- or under-weight decisions versus countries or sectors. We believe that this is an important element of risk control in the portfolio and has historically resulted in the Fund having similar volatility as the benchmark.

[1]	Inception 8/26/2010. The Fund has adopted the historical performance of LMCG International Small Cap Collective Fund, a separate collective investment fund of LMCG Collective Trust (the “Predecessor Fund”) managed by LMCG Investments, LLC as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on April 1, 2016. The returns presented for the Fund prior to this date reflect the performance of the Predecessor Fund. The Predecessor Fund commenced operations on August 26, 2010. The Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, and therefore the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund had an investment objective and strategies that were, in all material respects, equivalent to those of the Fund.

The Fund’s performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the Securities and Exchange Commission (the “SEC”). The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The performance of the Predecessor Fund is not the performance information of the Fund, and has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown.

13	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

Attribution

Looking at performance through a country lens, the positive stock selection in the United Kingdom, Switzerland, Norway and France contributed the most to performance over the 12-month period. Stocks in Finland, Australia, Hong Kong and Germany were the largest detractors. From a sector perspective, the vast majority of performance came from Energy and Consumer Staples. Stock selections in Financials and Industrials were the biggest laggards.

Model Efficacy

Analyzing the investment universe2 from a factor perspective, Earnings Quality (Q) was the largest contributor to performance over the one-year period. Market Dynamics (D) (which includes Earnings Revision and Price Momentum) was slightly negative for the same period. Valuation was the biggest detractor from performance. Most of the 12-month period was a “risk-off” environment, where Valuation tends not to be effective as cheapness is considered more risky.

The graph shows the difference in payoffs of our model and its three main composite factors for the one-year period in the international small cap universe. This data is calculated by subtracting the 5th quintile stock performance for each factor from the performance of those in the 1st quintile. Payoffs in the Fund’s portfolio vary from the model, since the Fund does not own all of the 1st quintile stocks, and also owns stocks below the 1st quintile.

Outlook

While we don’t expect the macroeconomic concerns facing the international markets to disappear, we do believe their impact on investors will eventually fade. However, it could take some time for the Brexit issues to be resolved and volatility is likely to remain elevated in the near-term. We are cautious on value as a standalone style since we continue to see investors as more defensive which tend to favor Price Momentum and more growth-oriented characteristics such as earnings and sales growth. We believe that we have designed the strategy to combine elements of value and growth so that it can do well in either of these environments as long as neither style is underperforming dramatically.

We continue to employ a balanced approach with respect to our major stock selection components: Value, Market Dynamics and Quality. We believe it is important to invest in stocks with good Valuations that also have a catalyst such as Estimate Revision or Price Momentum.

Sincerely,

Gordon Johnson Co-Portfolio Manager LMCG Investments, LLC	Shannon Ericson Co-Portfolio Manager LMCG Investments, LLC

[2]	The investment universe is comprised of those companies in the MSCI EAFE Small Cap Index.

14	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

MARCH 31, 2019

INVESTMENT CONSIDERATIONS

Equity Risk - The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.

Small Cap Risk - The Fund’s investments in small capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

15	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG International Small Cap Fund (the “Fund”) compared with the performance of the benchmark, MSCI EAFE Small Cap Index, since inception. The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Market countries around the world, excluding the United States and Canada. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment

LMCG International Small Cap Fund - Institutional Shares vs. MSCI EAFE Small Cap Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Since Inception (08/26/10)
LMCG International Small Cap Fund - Institutional Shares*	-12.35%	4.68%	10.16%
LMCG International Small Cap Fund - Investor Shares*	-12.51%	4.54%	10.07%
MSCI EAFE Small Cap Index	-9.36%	4.47%	9.05%

*	Institutional Shares commenced operations on April 1, 2016 and Investor Shares commenced operations on April 18, 2016. Performance for the periods prior to commencement reflects the performance and expenses of a collective investment trust previously managed by the Fund’s Adviser and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and Investor Shares are 2.09% and 5.02%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85% and 1.10% of Institutional Shares and Investor Shares, respectively, through at least July 31, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (877) 591-4667.

16	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 94.1%
Australia - 10.0%
19,565	Ansell, Ltd.	$353,138
287,533	Ausdrill, Ltd.	332,785
267,966	Australian Pharmaceutical Industries, Ltd.	288,258
40,214	Bank of Queensland, Ltd.	259,841
67,801	Charter Hall Group REIT	494,419
106,152	Charter Hall Retail REIT	350,486
430,551	Cromwell Property Group REIT	334,755
261,233	Nine Entertainment Co. Holdings, Ltd.	317,185
184,749	Shopping Centres Australasia Property Group REIT	346,318
40,196	Sims Metal Management, Ltd.	305,676
94,437	St Barbara, Ltd.	225,975
88,830	Tassal Group, Ltd.	306,538
112,985	Whitehaven Coal, Ltd.	324,911
		4,240,285
Austria - 1.3%
10,357	Vienna Insurance Group AG Wiener Versicherung Gruppe	266,052
14,315	Wienerberger AG	303,975
		570,027
Belgium - 0.7%
12,514	Bekaert SA	293,947
Canada - 0.6%
15,400	Russel Metals, Inc.	271,158
Denmark - 2.2%
9,462	GN Store Nord A/S	439,306
10,302	Topdanmark A/S	514,527
		953,833
Finland - 1.7%
15,169	Cramo OYJ	298,287
16,857	Valmet OYJ	426,595
		724,882
France - 4.4%
21,893	Elior Group SA (a)	292,983
4,921	Gaztransport Et Technigaz SA	447,683
2,753	Ipsen SA	377,375
10,518	Korian SA	425,692
6,447	Nexity SA	314,589
		1,858,322
Germany - 4.5%
5,390	AURELIUS Equity Opportunities SE & Co. KGaA	245,356
7,480	CTS Eventim AG & Co. KGaA	354,423
22,919	Deutsche Pfandbriefbank AG (a)	280,747
36,561	Deutz AG	305,952
22,503	Kloeckner & Co. SE	165,466
9,354	Salzgitter AG	270,506
3,134	Siltronic AG	276,464
		1,898,914
Ireland - 0.8%
34,140	Grafton Group PLC	359,949
Isle of Man - 0.8%
58,798	Playtech PLC	332,823
Israel - 0.4%
15,038	Plus500, Ltd.	147,289
Italy - 3.9%
62,798	Enav SpA (a)	342,215
102,558	Hera SpA	370,903
134,950	Iren SpA	344,239
11,505	MARR SpA	261,728
37,195	Societa Cattolica di Assicurazioni SCRL	355,276
		1,674,361
Shares	Security Description	Value
Japan - 27.2%
14,000	Arcland Service Holdings Co., Ltd.	$256,302
16,900	Azbil Corp.	394,786
14,100	Central Glass Co., Ltd.	309,149
46,100	CMK Corp.	268,705
6,900	Daiichikosho Co., Ltd.	352,378
19,300	DMG Mori Co., Ltd.	238,398
10,000	DTS Corp.	369,034
9,200	Exedy Corp.	199,058
16,900	Fancl Corp.	436,109
16,200	Geo Holdings Corp.	224,809
409	GLP J-REIT	438,043
16,200	JAC Recruitment Co., Ltd.	357,239
97,200	JVC Kenwood Corp.	235,041
30,300	Kandenko Co., Ltd.	258,629
27,700	Kanematsu Corp.	316,164
15,500	Kohnan Shoji Co., Ltd.	384,179
7,600	Maruha Nichiro Corp.	271,551
6,900	Meitec Corp.	313,155
32,500	NHK Spring Co., Ltd.	291,482
14,000	Nihon Unisys, Ltd.	370,369
10,800	Nishio Rent All Co., Ltd.	310,854
8,200	Open House Co., Ltd.	280,781
53,200	Penta-Ocean Construction Co., Ltd.	246,247
6,900	Sankyu, Inc.	336,191
6,900	SCSK Corp.	307,241
27,700	Shikoku Electric Power Co., Inc.	336,909
35,400	Shinoken Group Co., Ltd.	238,598
10,800	Ship Healthcare Holdings, Inc.	442,895
23,600	Showa Corp.	300,670
8,400	Showa Denko KK	294,830
4,700	Sugi Holdings Co., Ltd.	206,736
69,500	The Hachijuni Bank, Ltd.	287,833
10,000	The Nisshin Oillio Group, Ltd.	295,046
13,400	Tokuyama Corp.	315,806
9,000	Towa Pharmaceutical Co., Ltd.	236,552
8,400	Tsubakimoto Chain Co.	299,377
12,300	Unizo Holdings Co., Ltd.	234,280
12,300	Yamato Kogyo Co., Ltd.	335,162
		11,590,588
Malta - 0.7%
30,122	Kindred Group PLC, SDR	301,631
Netherlands - 3.1%
6,347	ASM International NV	343,884
8,977	ASR Nederland NV	373,595
13,290	Signify NV (a)	355,557
8,844	Wereldhave NV REIT	241,769
		1,314,805
Portugal - 2.2%
1,125,516	Banco Comercial Portugues SA (b)	290,765
285,247	Sonae SGPS SA	295,018
74,402	The Navigator Co. SA	340,518
		926,301
Singapore - 1.8%
256,300	Mapletree Commercial Trust REIT	357,430
421,800	Mapletree Greater China Commercial Trust REIT	410,829
		768,259
South Korea - 1.7%
54,019	Daewoo Engineering & Construction Co., Ltd. (b)	241,755
8,467	Hyundai Corp.	186,109
72,751	Meritz Securities Co., Ltd.	313,090
		740,954

See Notes to Financial Statements.	17	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Spain - 0.7%
120,750	Sacyr SA	$305,443
Sweden - 4.1%
20,814	Axfood AB	387,298
31,579	Elekta AB, Class B	392,644
33,827	Getinge AB, Class B	393,853
59,881	SSAB AB, Class A	215,312
39,799	Svenska Cellulosa AB SCA, Class B, Class B	345,025
		1,734,132
Switzerland - 4.2%
3,947	Cembra Money Bank AG	373,196
624	Helvetia Holding AG	381,011
4,295	Huber + Suhner AG	310,129
10,634	Logitech International SA, Class R	416,817
4,403	Sunrise Communications Group AG (a)(b)	324,117
		1,805,270
Taiwan - 1.1%
189,991	China Life Insurance Co., Ltd.	161,200
166,000	Taiwan Semiconductor Co., Ltd.	302,695
		463,895
United Kingdom - 16.0%
24,214	Bovis Homes Group PLC	335,401
19,820	Computacenter PLC	285,509
77,424	Crest Nicholson Holdings PLC	373,111
31,602	Dart Group PLC	326,605
198,129	Dixons Carphone PLC	378,693
44,018	Electrocomponents PLC	322,087
103,832	Equiniti Group PLC (a)	281,291
47,475	Greene King PLC	411,442
26,660	Halma PLC	580,574
184,556	Hansteen Holdings PLC REIT	234,125
61,192	Howden Joinery Group PLC	386,782
42,075	Inchcape PLC	312,911
67,663	JD Sports Fashion PLC	442,930
270,619	Marston's PLC	361,984
62,048	National Express Group PLC	328,106
45,869	Pagegroup PLC	280,788
33,284	Softcat PLC	359,811
50,766	SSP Group PLC	457,750
47,096	Vesuvius PLC	364,054
		6,823,954
Total Common Stock (Cost $40,473,582)		40,101,022

Investment Company - 3.1%
20,179	iShares MSCI EAFE ETF (Cost $1,336,510)	1,308,810
Money Market Fund - 2.3%
963,930	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.28% (c) (Cost $963,930)	963,930

Investments, at value - 99.5% (Cost $42,774,022)		$42,373,762
Other Assets & Liabilities, Net - 0.5%		218,403
Net Assets - 100.0%		$42,592,165

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,876,910 or 4.4% of net assets.
(b)	Non-income producing security.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$4,240,285	$–	$–	$4,240,285
Austria	570,027	–	–	570,027
Belgium	293,947	–	–	293,947
Canada	271,158	–	–	271,158
Denmark	953,833	–	–	953,833
Finland	724,882	–	–	724,882
France	1,858,322	–	–	1,858,322
Germany	1,898,914	–	–	1,898,914
Ireland	359,949	–	–	359,949
Isle of Man	332,823	–	–	332,823
Israel	147,289	–	–	147,289
Italy	1,674,361	–	–	1,674,361
Japan	11,590,588	–	–	11,590,588
Malta	301,631	–	–	301,631
Netherlands	1,314,805	–	–	1,314,805
Portugal	926,301	–	–	926,301
Singapore	768,259	–	–	768,259
South Korea	740,954	–	–	740,954
Spain	305,443	–	–	305,443
Sweden	1,734,132	–	–	1,734,132
Switzerland	1,805,270	–	–	1,805,270
Taiwan	463,895	–	–	463,895
United Kingdom	6,823,954	–	–	6,823,954
Investment Company	1,308,810	–	–	1,308,810
Money Market Fund	–	963,930	–	963,930
Investments at Value	$41,409,832	$963,930	$–	$42,373,762

See Notes to Financial Statements.	18	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

PORTFOLIO HOLDINGS (Unaudited) % of Total Investments
Australia	10.0%
Austria	1.3%
Belgium	0.7%
Canada	0.6%
Denmark	2.3%
Finland	1.7%
France	4.4%
Germany	4.5%
Ireland	0.8%
Isle of Man	0.8%
Israel	0.3%
Italy	4.0%
Japan	27.4%
Malta	0.7%
Netherlands	3.1%
Portugal	2.2%
Singapore	1.8%
South Korea	1.7%
Spain	0.7%
Sweden	4.1%
Switzerland	4.3%
Taiwan	1.1%
United Kingdom	16.1%
United States*	5.4%
100.0%

*	Includes Money Market Fund totaling 2.3%.

See Notes to Financial Statements.	19	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $42,774,022)	$42,373,762
Foreign currency (Cost $1,448)	1,451
Receivables:
Investment securities sold	1,096
Dividends	235,156
From investment adviser	745
Prepaid expenses	25,074
Total Assets	42,637,284

LIABILITIES
Payables:
Fund shares redeemed	103
Accrued Liabilities:
Trustees’ fees and expenses	60
Fund services fees	9,340
Other expenses	35,616
Total Liabilities	45,119

NET ASSETS	$42,592,165

COMPONENTS OF NET ASSETS
Paid-in capital	$46,174,456
Distributable earnings	(3,582,291)
NET ASSETS	$42,592,165

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	3,833,993
Investor Shares	65,348

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $41,879,262)	$10.92
Investor Shares (based on net assets of $712,903)	$10.91

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $176,556)	$1,326,196
Total Investment Income	1,326,196

EXPENSES
Investment adviser fees	308,488
Fund services fees	199,485
Transfer agent fees:
Institutional Shares	3,970
Investor Shares	2,797
Distribution fees:
Investor Shares	2,945
Custodian fees	41,288
Registration fees:
Institutional Shares	14,842
Investor Shares	14,492
Professional fees	41,011
Trustees’ fees and expenses	4,015
Pricing fees	30,678
Other expenses	37,418
Total Expenses	701,429
Fees waived and expenses reimbursed	(323,892)
Net Expenses	377,537

NET INVESTMENT INCOME	948,659

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(2,829,792)
Foreign currency transactions	(30,527)
Net realized loss	(2,860,319)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,499,306)
Foreign currency translations	(2,853)
Net change in unrealized appreciation (depreciation)	(4,502,159)
NET REALIZED AND UNREALIZED LOSS	(7,362,478)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,413,819)

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2019	2018
OPERATIONS
Net investment income	$948,659	$341,433
Net realized gain (loss)	(2,860,319)	348,145
Net change in unrealized appreciation (depreciation)	(4,502,159)	3,469,879
Increase (Decrease) in Net Assets Resulting from Operations	(6,413,819)	4,159,457

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(1,173,926)	(691,739)*
Investor Shares	(35,721)	(17,439)*
Total Distributions Paid	(1,209,647)	(709,178)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,323,446	31,800,489
Investor Shares	1,167,237	1,294,315
Reinvestment of distributions:
Institutional Shares	1,135,392	681,057
Investor Shares	35,721	17,439
Redemption of shares:
Institutional Shares	(4,498,454)	(710,168)
Investor Shares	(1,352,194)	(343,756)
Increase in Net Assets from Capital Share Transactions	7,811,148	32,739,376
Increase in Net Assets	187,682	36,189,655

NET ASSETS
Beginning of Year	42,404,483	6,214,828
End of Year	$42,592,165	$42,404,483 **
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	910,883	2,644,469
Investor Shares	100,796	105,505
Reinvestment of distributions:
Institutional Shares	113,496	53,166
Investor Shares	3,573	1,363
Redemption of shares:
Institutional Shares	(407,064)	(56,450)
Investor Shares	(123,171)	(26,640)
Increase in Shares	598,513	2,721,413

*	Distribution for March 31, 2018 was the result of net investment income.
**	Includes distributions in excess of net investment income of $(122,250) at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,		April 1, 2016 (a)
			Through
	2019	2018	March 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.85	$10.73	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.25	0.16	0.18
Net realized and unrealized gain (loss)	(1.86)	2.20	0.85
Total from Investment Operations	(1.61)	2.36	1.03

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)	(0.24)	(0.30)
Net realized gain	(0.02)	–	–
Total Distributions to Shareholders	(0.32)	(0.24)	(0.30)

NET ASSET VALUE, End of Period	$10.92	$12.85	$10.73
TOTAL RETURN	(12.35)%	21.99%	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$41,879	$41,325	$6,173
Ratios to Average Net Assets:
Net investment income	2.16%	1.27%	1.78	%(d)
Net expenses	0.85%	0.85%	0.85	%(d)
Gross expenses (e)	1.54%	2.08%	8.57	%(d)
PORTFOLIO TURNOVER RATE	90%	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,		April 18, 2016 (a)
			Through
	2019	2018	March 31, 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.83	$10.71	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.21	0.11	0.09
Net realized and unrealized gain (loss)	(1.84)	2.22	0.82
Total from Investment Operations	(1.63)	2.33	0.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.27)	(0.21)	(0.29)
Net realized gain	(0.02)	–	–
Total Distributions to Shareholders	(0.29)	(0.21)	(0.29)

NET ASSET VALUE, End of Period	$10.91	$12.83	$10.71
TOTAL RETURN	(12.51)%	21.74%	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$713	$1,079	$42
Ratios to Average Net Assets:
Net investment income	1.76%	0.91%	0.96	%(d)
Net expenses	1.10%	1.10%	1.10	%(d)
Gross expenses (e)	3.46%	5.01%	60.04	%(d)
PORTFOLIO TURNOVER RATE	90%	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

LMCG Global MultiCap Fund and LMCG International Small Cap Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust, which was organized and commenced operations on August 26, 2010. The Funds both seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

25	LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

26	LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Funds’ class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.50% and 0.70% of the average daily net assets of LMCG Global MultiCap Fund and LMCG International Small Cap Fund, respectively. Prior to October 1, 2018, the Adviser received an advisory fee from the LMCG Global MultiCap Fund at an annual rate of 0.70%.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least at least July 31, 2019, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:

	Institutional Shares	Investor Shares
LMCG Global MultiCap Fund*	0.70%	0.95%
LMCG International Small Cap Fund	0.85%	1.10%

*	Prior to October 1, 2018, the Adviser had contractually agreed to waive a portion of its fees and reimburse certain expenses of the LMCG Global MultiCap Fund Institutional Shares and Investor Shares to 0.90% and 1.15%, respectively.

27	LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2019, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global MultiCap Fund	$11,799	$206,076	$80,981	$298,856
LMCG International Small Cap Fund	227,095	–	96,797	323,892

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2019, $669,808 and $766,336 in the LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2019, were as follows:

	Purchases	Sales
LMCG Global MultiCap Fund	$1,148,231	$1,400,125
LMCG International Small Cap Fund	45,949,962	38,593,552

Note 6. Federal Income Tax

As of March 31, 2019, the cost for federal income tax purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
LMCG Global MultiCap Fund	$1,552,274	$305,373	$(100,161)	$205,212
LMCG International Small Cap Fund	43,163,869	2,947,669	(3,737,776)	(790,107)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
LMCG Global MultiCap Fund
2019	$39,143	$165,256	$204,399
2018	58,948	63,581	122,529
LMCG International Small Cap Fund
2019	1,142,823	66,824	1,209,647
2018	709,178	–	709,178

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total
LMCG Global MultiCap Fund	$12,001	$(33,256)	$205,178	$183,923
LMCG International Small Cap Fund	591,836	(3,382,458)	(791,669)	(3,582,291)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts, passive foreign investment holdings (PFICs), wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs and wash sales for the LMCG International Small Cap Fund.

The LMCG International Small Cap Fund has $3,382,458 of available short term capital loss carryforwards that have no expiration date.

28	LMCG FUNDS

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

For tax purposes, the current year post-October loss was $33,256 for the LMCG Global MultiCap Fund (realized during the period November 1, 2018 through March 31, 2019). This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2019.

Note 7. Geographic Concentration Risk

Because The LMCG International Small Cap Fund’s investments may be concentrated in a particular geographic region or country, the value of The LMCG International Small Cap Fund’s shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended March 31, 2019.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

29	LMCG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of the LMCG Global MultiCap Fund and LMCG International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LMCG Global MultiCap Fund and LMCG International Small Cap Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”).

Financial Highlights
LMCG Global MultiCap Fund – Institutional Shares	For each of the years in the five-year period ended March 31, 2019
LMCG Global MultiCap Fund – Investor Shares	For the period March 3, 2015 (commencement of operations) to March 31, 2015 and each of the years in the four-year period ended March 31, 2019
LMCG International Small Cap Fund – Institutional Shares	For the period April 1, 2016 (commencement of operations) to March 31, 2017 and each of the years in the two-year period ended March 31, 2019
LMCG International Small Cap Fund – Investor Shares	For the period April 18, 2016 (commencement of operations) to March 31, 2017 and each of the years in the two-year period ended March 31, 2019

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods as detailed above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 23, 2019

30	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

Investment Advisory Agreement Approval

At the December 7, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust as it relates to services provided to the LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with each of the Funds; (3) the advisory fee and total expense ratio of each of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as each of the Funds grows and whether each Fund’s advisory fee enables the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with each of the Funds. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition and has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services and to meet its financial commitments to each of the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its management of the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and compared to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”).

The Board observed that the LMCG International Small Cap Fund underperformed the MSCI EAFE Small Cap Index, the LMCG International Small Cap Fund’s primary benchmark index, for the one- and three-year periods ended September 30, 2018. The Board observed that the LMCG International Small Cap Fund outperformed the primary benchmark index for the five-year period ended September 30, 2018 and for the period since the LMCG International Small Cap Fund’s inception on August 26, 2010, noting that performance generated for periods prior to April 1, 2016 is that of the LMCG International Small Cap Fund’s predecessor fund. The Board also considered the LMCG International Small Cap Fund’s performance relative to its Broadridge peer group, noting that the LMCG International Small Cap Fund underperformed the median of its Broadridge peers for the one-year period ended September 30, 2018. The Board noted the Adviser’s representation that the LMCG International Small Cap Fund’s underperformance over the short term relative to the index and peer group could be attributed, in part, to the LMCG International Small Cap Fund’s exposure to countries and sectors that experienced elevated levels of macro uncertainty and underperformed the overall market during the period. The Board also noted the Adviser’s representation that it was confident in the LMCG International Small Cap Fund’s strategy and expected the LMCG International Small Cap Fund to outperform in the long-run, as evidenced by the LMCG International Small Cap Fund’s outperformance over the period since the LMCG International Small Cap Fund’s inception.

31	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

The Board observed that the LMCG Global MultiCap Fund underperformed the MSCI ACWI Market Index, the LMCG Global MultiCap Fund’s primary benchmark index, for the one-, three- and five-year periods ended September 30, 2018 and for the period since the LMCG Global MultiCap Fund’s inception on September 11, 2013. The Board also considered the LMCG Global MultiCap Fund’s performance relative to its Broadridge peer group, noting that the LMCG Global MultiCap Fund underperformed the median of its Broadridge peers for the one-year period ended September 30, 2018, performed at the median of its Broadridge peer group for the three-year period ended September 30, 2018, and outperformed the median of its Broadridge peers for the five-year period ended September 30, 2018. The Board noted the Adviser’s representation that the LMCG Global MultiCap Fund’s underperformance relative to the benchmark and peers could be attributed, in part, to the LMCG Global MultiCap Fund’s underexposure to domestic large capitalization companies, which performed well relative to the overall market over the past several years, but that the Adviser remained confident in its investment style and the LMCG Global MultiCap Fund’s portfolio.

Based on the foregoing and other applicable considerations, the Board determined that the performance of each of the Funds was reasonable and that the Funds and their shareholders could benefit from the Adviser’s continued management of the Funds under the Advisory Agreement.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to each of the Funds and analyzed comparative information on actual advisory fee rates and net expense ratios of each of the Fund’s relevant Broadridge peer group. The Board noted that the actual advisory fee rates and net expense ratios for each of the Funds were below the median of their respective Broadridge peer groups. The Board noted the Adviser’s representation that it had agreed to contractually cap the expenses of each of the Funds to ensure that their expenses remained competitive. Based on the foregoing and other applicable considerations, the Board concluded that the advisory fee rate charged to each of the Funds was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds in the aggregate, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board also noted the Adviser’s representation that it continued to cap Funds’ total expenses and thereby subsidize the Funds to ensure that their expenses remained competitive. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each of the Funds were reasonable.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s observation that, although each of the Funds could benefit from economies of scale as assets grow, given the current low asset levels associated with each of the Funds, consideration of breakpoints at this time would be premature. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that it would be receiving a benefit arising from the use of soft dollars resulting from trading for the Funds to acquire research that would benefit the Adviser’s clients generally. The Board concluded that the Adviser’s receipt of other benefits was not a material factor in the Board’s approval of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

32	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

33	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$950.39	$3.31	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	$3.43	0.68%
Investor Shares
Actual	$1,000.00	$949.29	$4.57	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%
LMCG International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$919.39	$4.07	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Investor Shares
Actual	$1,000.00	$919.34	$5.26	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. LMCG Global MultiCap Fund designates 43.24% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD), 78.55% for the qualified dividend rate (QDI), and 35.27% as qualified short term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD) as defined in Section 1(h)(11) of the Code. LMCG International Small Cap Fund also designates 64.97% as QDI.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.

34	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	2	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	2	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

35	LMCG FUNDS

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

36	LMCG FUNDS

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112

(877) 591-4667 (toll free)

INVESTMENT ADVISER

LMCG Investments, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

210-ANR-0319

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)	MARCH 31, 2019

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, and Merk Absolute Return Currency Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2018 through March 31, 2019 (the “Period”).

●	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.

●	Merk Investments LLC (the “Adviser”) will determine currency allocations based on its analysis of monetary policies pursued by central banks and economic environments.

	As of March 31, 2019 (annualized return)
	1 year	5 year	10 year	Since inception 5/10/05
Merk Hard Currency Fund Investor Shares (MERKX)	-8.73%	-4.22%	-0.06%	+1.08%
JPMorgan 3-Month Global Cash Index (“reference basket”)	-6.96%	-3.74%	-0.52%	+0.57%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

●	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.

●	In seeking to achieve positive absolute returns, the Adviser makes strategic and tactical currency exposure allocations based on quantitative and qualitative analyses. Systematic trading signals are derived from these analyses and may be integrated using market regime analysis. The Adviser uses a proprietary statistical framework to identify dynamics in market regimes that are defined by risk characteristics. Market regime analysis and statistical analysis are utilized to provide a probabilistic-based system for aggregating trading signals received from quantitative and qualitative analyses.

As of March 31, 2019 (annualized return)
	1 year	5 year	Since updates* 6/30/12	Since inception 9/9/09
Merk Absolute Return Currency Fund Investor Shares (MABFX)	+1.79%	+0.34%	+2.29%	+0.13%
FTSE 3-Month U.S. T-Bill Index (“reference basket”) (1)	+2.11%	+0.72%	+0.55%	+0.42%(2)

*	Effective 06/30/2012, risk sentiment & macro models were added to Merk Absolute Return Currency Fund.

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

[1]	FTSE 3-Month U.S. T-Bill Index (previously called Citigroup 3-Month U.S. T-Bill Index)

[2]	Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2019, whereas performance for the Fund is calculated for the period since inception through March 31, 2019.

1

Merk Hard Currency Fund

In Q2 2018 the U.S. dollar was stronger versus all G10 currencies. The Canadian dollar was the best performer and the Swedish krona was the worst performer. The Fund was down 5.02% for the quarter, primarily from the euro (down 5.19%), the largest position in the Fund. During the quarter the Fund increased the Canadian dollar position and decreased the euro and the Japanese yen positions.

In Q3 2018 the U.S. dollar was mostly stronger versus the G10 currencies and gold. The Canadian dollar was the best performer, up 1.74%, and the Japanese yen was the worst performer, down 2.59%. The Fund was down 0.74% for the quarter, primarily from the decline in gold, down 4.93%. During the quarter the Fund increased the Canadian dollar and euro allocations and decreased the Japanese yen and Australian dollar allocations.

In Q4 2018 the U.S. dollar was mostly stronger versus the G10 currencies. Within the G10, the Japanese yen was the best performer, up 3.66%, and the Norwegian krone was the worst performer, down 5.63%. The Fund was down 2.45% for the quarter, primarily from the decline in the Canadian dollar, which was down 5.35%, and the decline in the euro, which was down 1.18%. During the quarter the Fund reduced the gold position and added a British pound position.

In Q1 2019 the U.S. dollar was mixed versus the G10 currencies, but slightly stronger overall. Within the G10, the British pound was the best performer, up 2.20%, and the Swedish krona was the worst performer, down 4.72%. The Fund was down 0.76% for the quarter, primarily from the decline in the Swedish krona. During the quarter the Fund slightly reduced the gold and British pound positions, eliminated the Japanese yen position, and increased the Canadian dollar position.

In the coming months we may see a recovery in global economic data and sentiment. Parts of the U.S. yield curve have started to invert, but we consider this a rather long leading indicator with respect to a subsequent recession. In our view, despite the recent shift in market expectations, the Federal Reserve may continue to hike rates later this year as inflationary pressures increase, mostly due to increased wage pressures.

In the Eurozone, we continue to believe rate increases over the next two years are not sufficiently priced into the markets. In Norway, the central bank continued to hike rates.

Taken together, we expect a tug of war that may provide profitable opportunities for the Merk Hard Currency Fund, especially as we also believe that rising interest rates will increase volatility across asset classes. In such an environment, investors may want to consider whether the Merk Hard Currency Fund can add valuable diversification to their portfolio.

Merk Absolute Return Currency Fund

Since implementation of strategy enhancements on June 30, 2012 through March 31, 2019, the Merk Absolute Return Currency Fund (here “MABFX” or “the Fund”) had a cumulative return of +16.49% (annualized +2.29%) at an annualized volatility (variation in asset returns on an annual basis) of 6.23%. Over the past 12 months, ending in March 31, 2019, MABFX had a cumulative performance of 1.79% at an annualized volatility of 4.79%.

MABFX recovered from weaker performance in the first half of 2018 with a gain of 2.22% in Q3 of last year, when the Fund traded more actively around several market regime transitions. In Q4, MABFX generated profits through short positions in British pound sterling and trading the Japanese yen tactically, and posted a gain of 0.58% for the second half of the year.

In Q1 of this year, MABFX benefitted from a renewed risk-on sentiment of the broader market at the start of the year, actively exploiting sentiment changes in commodities currencies. Despite currency markets once again returning to calm dynamics, the Fund continued its strong performance by systematically emphasizing mean-reversion (a theory which suggests prices of assets tend to return to their long-run mean/average) and valuation signals. MABFX finished Q1 with a gain of 4.20% while managing to keep a low volatile risk profile.

After a volatile month of December that erased equity gains for the calendar year of 2018, the Federal Reserve was quick in its attempt to calm investors by emphasizing its patience for further interest rate hikes. This sudden pivot in monetary policy led to an abrupt re-pricing of bond prices, causing an inversion of the yield curve, which re-introduced the debate whether the U.S. economy is headed toward a recession.

While we do not believe that a recession in the U.S. is imminent, we are concerned that global growth shows signs of fatigue. This pivot has eroded investor confidence and increased vulnerability to volatility shocks. As we have warned in past outlooks, this in turn has the potential to trigger widespread rebalancing across asset classes, an environment that is beneficial for alpha creation in our Fund and which our systematic strategies are designed to exploit.

2

Furthermore, the U-turn in Fed policy has given other central banks more flexibility to follow suit and ease monetary policy putting yields in other markets under pressure. The amount of global debt outstanding that trades at negative interest rates has again increased to more than nine trillion U.S. dollars. In our opinion, these conditions restore the “reach for yield” in which investors have the tendency to buy riskier assets in order to achieve higher yields, potentially intensifying market turbulence should the business cycle eventually turn.

As always, we urge investors to prepare for this change in market conditions and seek alternative sources of returns that help diversify their portfolio. We continue to believe that a systematic approach to trading foreign exchange driven by risk transitions will lead to positive uncorrelated returns for our investors in the medium to long-term.

In this context, we encourage investors to consider whether the Merk Funds may help diversify their portfolios.

Sincerely,

Axel G. Merk

President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2019 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice. The Funds’ performances are influenced by changes in exchange rates of currencies to which the Funds may have had exposure to through derivatives. Over time, the Funds seek to generate more gains from securities than derivatives.

Since the Funds are primarily exposed to foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The FTSE 3-Month U.S. T-Bill Index (previously called Citigroup 3-Month U.S. T-Bill Index) is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

3

MERK HARD CURRENCY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited)	MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, over the past ten fiscal years. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Merk Hard Currency Fund-Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Merk Hard Currency Fund-Investor Shares	-8.73%	-4.22%	-0.06%
Merk Hard Currency Fund-Institutional Shares*	-8.47%	-3.95%	0.19%
JPMorgan 3-Month Global Cash Index	-6.96%	-3.74%	-0.52%

*	For the Institutional Shares, performance for the above ten year period is a blended average annual return which includes the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

4

MERK ABSOLUTE RETURN CURRENCY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited)	MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, FTSE 3-Month U.S. T-Bill Index, since inception. The FTSE 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Merk Absolute Return Currency Fund-Investor Shares vs. FTSE 3-Month U.S. T-Bill Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Since Inception 09/09/09
Merk Absolute Return Currency Fund-Investor Shares	1.79%	0.34%	0.13%
Merk Absolute Return Currency Fund-Institutional Shares*	2.04%	0.65%	0.40%
FTSE 3-Month U.S. T-Bill Index**	2.11%	0.72%	0.42%

*	For the Institutional Shares, performance for the above since inception period is a blended average annual return which includes the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the FTSE 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

5

MERK HARD CURRENCY FUND	MARCH 31, 2019
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 52.1%(a)
Financials - Netherlands - 3.5%
$2,500,000	ING Bank NV, EMTN	EUR	0.700%	04/16/20	$2,830,420
Financials - Norway - 2.3%
16,000,000	SpareBank 1 Boligkreditt AS, MTN	NOK	3.400	08/07/19	1,867,915
Non-U.S. Government - Australia - 1.2%
1,300,000	Australia Government Bond	AUD	4.500	04/15/20	950,961
Non-U.S. Government - Austria - 2.8%
2,000,000	Republic of Austria Government Bond (b)	EUR	1.950	06/18/19	2,255,882
Non-U.S. Government - Belgium - 4.2%
3,000,000	Kingdom of Belgium Government Bond	EUR	3.000	09/28/19	3,424,314
Non-U.S. Government - France - 4.2%
3,000,000	French Republic Government Bond OAT	EUR	3.750	10/25/19	3,447,027
Non-U.S. Government - Ireland - 4.3%
3,000,000	Ireland Government Bond	EUR	5.900	10/18/19	3,483,691
Non-U.S. Government Agency - Germany - 2.6%
18,000,000	KFW, EMTN	NOK	0.875	11/01/19	2,083,049
Non-U.S. Government Agency - Sweden - 10.7%
80,000,000	Kommuninvest I Sverige AB, MTN	SEK	0.750	02/16/20	8,668,254
Regional Authority - Canada - 11.3%
4,100,000	Province of British Columbia Canada	CAD	4.100	12/18/19	3,118,927
4,000,000	Province of New Brunswick Canada	CAD	4.400	06/03/19	3,007,026
4,000,000	Province of Saskatchewan Canada	CAD	3.900	07/28/20	3,077,577
					9,203,530
Supranational Bank - Europe - 0.7%
5,030,000	International Bank for Reconstruction & Development, GDIF	SEK	1.375	06/23/19	542,512
Supranational Bank - Luxembourg - 4.3%
3,000,000	European Financial Stability Facility, EMTN	EUR	1.750	10/29/20	3,481,006
Total Foreign Bonds (Cost $42,884,920)					42,238,561
Foreign Treasury Securities - 21.0% (a)
Non-U.S. Government - Canada - 13.7%
15,000,000	Canadian Treasury Bill (c)	CAD	1.681	11/14/19	11,110,001
Non-U.S. Government - Norway - 7.3%
51,500,000	Norway Treasury Bill (b)(c)	NOK	1.075	12/18/19	5,923,185
Total Foreign Treasury Securities (Cost $17,192,709)					17,033,186
U.S. Government & Agency Obligations - 6.8% (a)
U.S. Treasury Securities - 6.8%
5,500,000	U.S. Treasury Bill (d)
	(Cost $5,452,444)	USD	2.439	08/08/19	5,453,209

Shares	Security Description	Currency	Value in USD
Exchange Traded Product - 7.5% (a)
477,800	VanEck Merk Gold Trust ETF (e)(f)
	(Cost $5,933,706)	USD	6,053,726

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 1.0%
844,395	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (a)(g)
	(Cost $844,395)	USD	2.271	844,395

Investments, at value - 88.4% (Cost $72,308,174)				$71,623,077
Foreign Currencies - 11.2% (Cost $9,180,475)				9,087,578
Net Unrealized Gain/Loss on Forward Currency Contracts - (0.1)%				(60,132)
Other Assets & Liabilities, Net - 0.5%				387,068
NET ASSETS - 100.0%				$81,037,591

EMTN	European Medium Term Note

ETF	Exchange Traded Fund

GDIF	Global Debt Issuance Facility

See Notes to Financial Statements.	6

MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $8,179,067 or 10.1% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Affiliate.
(f)	Non-income producing security.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Exchange Traded Product
VanEck Merk Gold Trust ETF	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 3/31/2019	Realized Loss	Investment Income
Shares/Principal	677,800	—	(200,000)	—	477,800
Cost	$8,510,046	$—	$(2,576,340)	$—	$5,933,706	$(56,740)	$—
Value	8,844,612	—	—	(214,546)	6,053,726

As of March 31, 2019, the Merk Hard Currency Fund had the following forward currency contract outstanding:

Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Depreciation
Barclays Capital, Inc.	4,800,000	British Pound Sterling	04/24/19	$6,319,458	$(60,132)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$—	$42,238,561	$—	$42,238,561
Foreign Treasury Securities	—	17,033,186	—	17,033,186
U.S. Government & Agency Obligations	—	5,453,209	—	5,453,209
Exchange Traded Product	6,053,726	—	—	6,053,726
Money Market Fund	—	844,395	—	844,395
Investments, at value	$6,053,726	$65,569,351	$—	$71,623,077
Total Assets	$6,053,726	$65,569,351	$—	$71,623,077
Liabilities
Other Financial Instruments*
Forward Currency Contract	$—	$(60,132)	$—	$(60,132)
Total Liabilities	$—	$(60,132)	$—	$(60,132)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as a forward currency contract, which is valued at the unrealized appreciation (depreciation) at year end.

PORTFOLIO HOLDINGS (Unaudited)
% of Net Assets
Foreign Bonds	52.1%
Foreign Treasury Securities	21.0%
U.S. Government & Agency Obligations	6.8%
Exchange Traded Product	7.5%
Money Market Fund	1.0%
Foreign Currencies	11.2%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	0.5%
100.0%

See Notes to Financial Statements.	7

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2019
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 78.7%(a)
Automotive - Netherlands - 6.2%
$500,000	BMW Finance NV, EMTN	EUR	1.625%	07/17/19	$563,887
Financials - Norway - 7.8%
6,000,000	SpareBank 1 Boligkreditt AS, MTN	NOK	3.400	08/07/19	700,468
Non-U.S. Government - Australia - 4.0%
500,000	Australia Government Bond	AUD	4.500	04/15/20	365,754
Non-U.S. Government - New Zealand - 4.2%
550,000	New Zealand Government Bond	NZD	3.000	04/15/20	380,223
Non-U.S. Government - United Kingdom - 8.7%
600,000	U.K. Gilt	GBP	1.750	07/22/19	783,877
Non-U.S. Government Agency - Germany - 3.8%
3,000,000	KFW, EMTN	NOK	0.875	11/01/19	347,175
Non-U.S. Government Agency - Sweden - 4.2%
3,500,000	Kommuninvest I Sverige AB, MTN	SEK	0.750	02/16/20	379,236
Regional Authority - Australia - 17.5%
500,000	New South Wales Treasury Corp.	AUD	6.000	05/01/20	371,584
570,000	Queensland Treasury Corp. (b)	AUD	4.000	06/21/19	406,844
540,000	Treasury Corp. of Victoria	AUD	6.000	06/15/20	403,417
555,000	Western Australian Treasury Corp.	AUD	7.000	10/15/19	405,408
					1,587,253
Regional Authority - Canada - 22.3%
570,000	Province of Alberta Canada	CAD	2.000	06/01/19	426,693
500,000	Province of British Columbia Canada	CAD	4.100	12/18/19	380,357
580,000	Province of Manitoba Canada	CAD	1.150	11/21/19	432,256
570,000	Province of New Brunswick Canada	CAD	4.400	06/03/19	428,501
450,000	Province of Saskatchewan Canada	CAD	3.900	07/28/20	346,227
					2,014,034
Total Foreign Bonds (Cost $7,268,141)					7,121,907
Foreign Treasury Securities - 8.2% (a)
Non-U.S. Government - Canada - 4.1%
500,000	Canadian Treasury Bill (c)	CAD	1.681	11/14/19	370,333
Non-U.S. Government - Norway - 4.1%
3,200,000	Norway Treasury Bill (b)(c)	NOK	1.075	12/18/19	368,043
Total Foreign Treasury Securities (Cost $746,586)					738,376

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 2.2%
203,056	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (a)(d)
	(Cost $203,056)	USD	2.271	203,056

Investments, at value - 89.1% (Cost $8,217,783)				$8,063,339
Foreign Currencies - 12.9% (Cost $1,170,874)				1,163,526
Net Unrealized Gain/Loss on Forward Currency Contracts - 1.4%				125,866
Other Assets & Liabilities, Net - (3.4)%				(304,297)
NET ASSETS - 100.0%				$9,048,434

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $774,887 or 8.6% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

See Notes to Financial Statements.	8

As of March 31, 2019, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	1,580,000	British Pound Sterling	04/17/19	$2,095,101	$(35,468)
	(66,600,000)	Japanese Yen	04/17/19	(604,483)	2,639
	34,050,000	Japanese Yen	04/17/19	306,917	782
	175,150,000	Japanese Yen	04/17/19	1,583,720	(942)
BNY Mellon Capital Markets, LLC	(1,505,000)	British Pound Sterling	04/17/19	(2,000,160)	38,294
	(79,150,000)	Japanese Yen	04/17/19	(709,734)	(5,520)
	125,250,000	Japanese Yen	04/17/19	1,124,645	7,202
	6,900,000	Norwegian Krone	04/17/19	804,498	(3,959)
	27,225,000	Swedish Krona	04/17/19	2,923,962	8,018
	365,000	Swiss Franc	04/17/19	367,774	(618)
J.P. Morgan Securities, LLC	(2,480,000)	Australian Dollar	04/17/19	(1,768,547)	7,034
	(1,595,000)	Australian Dollar	04/17/19	(1,129,038)	(3,871)
	1,515,000	Australian Dollar	04/17/19	1,077,858	(1,772)
	4,715,000	Australian Dollar	04/17/19	3,335,122	13,886
	(1,835,000)	British Pound Sterling	04/17/19	(2,432,409)	40,365
	4,400,000	British Pound Sterling	04/17/19	5,797,372	(61,679)
	(6,120,000)	Canadian Dollar	04/17/19	(4,588,689)	7,068
	(1,845,000)	Canadian Dollar	04/17/19	(1,376,559)	(4,665)
	(2,835,000)	Euro	04/17/19	(3,218,866)	34,126
	3,005,000	Euro	04/17/19	3,396,060	(20,347)
	(381,600,000)	Japanese Yen	04/17/19	(3,467,192)	18,788
	(209,850,000)	Japanese Yen	04/17/19	(1,887,353)	(8,998)
	259,100,000	Japanese Yen	04/17/19	2,335,368	6,039
	(4,640,000)	New Zealand Dollar	04/17/19	(3,172,820)	12,007
	3,690,000	New Zealand Dollar	04/17/19	2,517,975	(4,311)
	(13,370,000)	Norwegian Krone	04/17/19	(1,558,160)	6,970
	(61,930,000)	Swedish Krona	04/17/19	(6,695,535)	26,022
	(1,930,000)	Swiss Franc	04/17/19	(1,926,945)	(14,456)
	(1,235,000)	Swiss Franc	04/17/19	(1,245,956)	3,660
	3,090,000	Swiss Franc	04/17/19	3,112,607	(4,354)
RBC Capital Markets, LLC	(3,820,000)	Australian Dollar	04/17/19	(2,713,541)	241
	(2,930,000)	Australian Dollar	04/17/19	(2,073,337)	(7,807)
	670,000	Australian Dollar	04/17/19	476,332	(440)
	905,000	Australian Dollar	04/17/19	638,693	4,118
	(2,930,000)	British Pound Sterling	04/17/19	(3,873,260)	53,811
	1,095,000	British Pound Sterling	04/17/19	1,445,505	(18,099)
	(5,830,000)	Canadian Dollar	04/17/19	(4,379,697)	15,179
	(2,840,000)	Canadian Dollar	04/17/19	(2,119,866)	(6,245)
	4,450,000	Canadian Dollar	04/17/19	3,318,434	12,973
	6,975,000	Canadian Dollar	04/17/19	5,233,035	(11,333)
	(4,500,000)	Euro	04/17/19	(5,086,544)	31,402
	2,450,000	Euro	04/17/19	2,773,966	(21,719)
	(236,350,000)	Japanese Yen	04/17/19	(2,127,298)	(8,525)
	357,750,000	Japanese Yen	04/17/19	3,246,309	(13,431)
	447,600,000	Japanese Yen	04/17/19	4,024,185	20,640
	(5,675,000)	New Zealand Dollar	04/17/19	(3,903,005)	37,139
	(1,535,000)	New Zealand Dollar	04/17/19	(1,044,144)	(1,513)
	4,525,000	New Zealand Dollar	04/17/19	3,078,905	3,569
	5,710,000	New Zealand Dollar	04/17/19	3,914,545	(24,837)
	(62,190,000)	Norwegian Krone	04/17/19	(7,264,390)	49,100
	32,320,000	Norwegian Krone	04/17/19	3,736,333	13,436
	58,330,000	Norwegian Krone	04/17/19	6,827,101	(59,648)
	(33,470,000)	Swedish Krona	04/17/19	(3,630,356)	25,824
	(5,000,000)	Swedish Krona	04/17/19	(537,780)	(692)
	5,830,000	Swedish Krona	04/17/19	629,192	(1,334)
	18,310,000	Swedish Krona	04/17/19	1,965,763	6,121
	(490,000)	Swiss Franc	04/17/19	(489,246)	(3,649)
	1,765,000	Swiss Franc	04/17/19	1,765,219	10,208
Societe Generale Securities	(425,000)	Australian Dollar	04/17/19	(301,726)	(147)
	500,000	Australian Dollar	04/17/19	356,732	(1,588)
	(1,525,000)	British Pound Sterling	04/17/19	(2,013,886)	25,948
	1,720,000	British Pound Sterling	04/17/19	2,255,512	(13,377)
	770,000	Canadian Dollar	04/17/19	573,585	2,861

See Notes to Financial Statements.	9

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
	1,730,000	Canadian Dollar	04/17/19	$1,297,660	$(2,529)
	1,005,000	Euro	04/17/19	1,140,032	(11,050)
	(100,700,000)	Japanese Yen	04/17/19	(913,357)	3,362
	61,550,000	Japanese Yen	04/17/19	557,709	(1,500)
	(22,455,000)	Norwegian Krone	04/17/19	(2,613,040)	7,809
	(5,200,000)	Norwegian Krone	04/17/19	(603,238)	(67)
	(7,370,000)	Swedish Krona	04/17/19	(790,623)	(3,085)
	31,290,000	Swedish Krona	04/17/19	3,394,490	(24,733)
	(2,735,000)	Swiss Franc	04/17/19	(2,739,112)	(12,045)
State Street Global Markets, LLC	(1,225,000)	Australian Dollar	04/17/19	(869,752)	(350)
	705,000	Australian Dollar	04/17/19	499,722	1,031
	(995,000)	Canadian Dollar	04/17/19	(745,142)	255
	(290,000)	Euro	04/17/19	(328,843)	3,067
	3,595,000	Euro	04/17/19	4,070,709	(32,211)
	(449,400,000)	Japanese Yen	04/17/19	(4,073,615)	12,523
	1,160,000	New Zealand Dollar	04/17/19	798,873	(8,670)
	(1,380,000)	Swiss Franc	04/17/19	(1,385,888)	(2,264)
	(900,000)	Swiss Franc	04/17/19	(906,895)	1,579
	190,000	Swiss Franc	04/17/19	191,452	(329)
	1,890,000	Swiss Franc	04/17/19	1,886,218	14,947
					$125,866

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$—	$7,121,907	$—	$7,121,907
Foreign Treasury Securities	—	738,376	—	738,376
Money Market Fund	—	203,056	—	203,056
Investments, at value	$—	$8,063,339	$—	$8,063,339
Other Financial Instruments*
Forward Currency Contracts	—	590,043	—	590,043
Total Assets	$—	$8,653,382	$—	$8,653,382
Liabilities
Other Financial Instruments*
Forward Currency Contracts	$—	$(464,177)	$—	$(464,177)
Total Liabilities	$—	$(464,177)	$—	$(464,177)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

PORTFOLIO HOLDINGS (Unaudited)
% of Net Assets
Foreign Bonds	78.7%
Foreign Treasury Securities	8.2%
Money Market Fund	2.2%
Foreign Currencies	12.9%
Net Unrealized Gain/Loss on Forward Currency Contracts	1.4%
Other Assets and Liabilities, Net	(3.4)%
100.0%

See Notes to Financial Statements.	10

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2019

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
Total Investments, at value (Cost $66,374,468 and $8,217,783, respectively)	$65,569,351	$8,063,339
Total Investments in affiliates, at value (Cost $5,933,706 and $0, respectively)	6,053,726	—
Total Investments, at value (Cost $72,308,174 and $8,217,783, respectively)	71,623,077	8,063,339
Deposits with brokers	2	—
Foreign currency (Cost $9,180,475 and $1,170,874, respectively)	9,087,578	1,163,526
Receivables:
Fund shares sold	305	1
Dividends and interest	454,892	88,754
Unrealized gain on forward currency contracts	—	590,043
Total Assets	81,165,854	9,905,663

LIABILITIES
Unrealized loss on forward currency contracts	60,132	464,177
Payables:
Investment securities purchased	—	380,452
Fund shares redeemed	4,750	10,244
Accrued Liabilities:
Investment adviser fees	46,051	798
Distribution fees	13,856	1,174
Other expenses	3,474	384
Total Liabilities	128,263	857,229

NET ASSETS	$81,037,591	$9,048,434

COMPONENTS OF NET ASSETS
Paid-in capital	$93,864,532	$9,092,061
Distributable earnings	(12,826,941)	(43,627)
NET ASSETS	$81,037,591	$9,048,434

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,095,265	619,970
Institutional Shares	1,784,280	390,702

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $64,575,423 and $5,524,231, respectively)	$9.10	$8.91
Institutional Shares (based on net assets of $16,462,168 and $3,524,203, respectively)	$9.23	$9.02

See Notes to Financial Statements.	11

STATEMENTS OF OPERATIONS	YEAR ENDED MARCH 31, 2019

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$8,706	$6,126
Interest income	1,134,020	369,178
Net amortization expense	(714,328)	(209,573)
Total Investment Income	428,398	165,731

EXPENSES
Investment adviser fees	923,407	171,109
Non 12b-1 shareholder servicing fees:
Investor Shares	37,159	3,795
Institutional Shares	9,011	4,763
Distribution fees:
Investor Shares	185,790	18,968
Interest expense	71,772	7,026
Total Expenses	1,227,139	205,661
Fees waived	(28,090)	–
Net Expenses	1,199,049	205,661

NET INVESTMENT LOSS	(770,651)	(39,930)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,350,499)	(888,761)
Investments in affiliated issuers	(56,740)	–
Foreign currency transactions	(2,145,305)	1,273,094
Futures	(123,812)	–
Net realized gain (loss)	(3,676,356)	384,333
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,002,503)	(201,935)
Investments in affiliated issuers	(214,546)	–
Foreign currency translations	(187,477)	(154,483)
Futures	825	–
Net change in unrealized appreciation (depreciation)	(4,403,701)	(356,418)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,080,057)	27,915
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,850,708)	$(12,015)

See Notes to Financial Statements.	12

STATEMENTS OF CHANGES IN NET ASSETS

	MERK HARD CURRENCY FUND		MERK ABSOLUTE RETURN CURRENCY FUND
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
OPERATIONS
Net investment loss	$(770,651)	$(1,295,837)	$(39,930)	$(155,197)
Net realized gain (loss)	(3,676,356)	5,437,581	384,333	35,668
Net change in unrealized appreciation (depreciation)	(4,403,701)	5,957,141	(356,418)	1,040,873
Increase (Decrease) in Net Assets Resulting from Operations	(8,850,708)	10,098,885	(12,015)	921,344

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(699,691)	(798,276)	(87,317)	(312,354)
Institutional Shares	(171,231)	(268,198)	(105,947)	(561,042)
Total Distributions to Shareholders	(870,922)	(1,066,474)*	(193,264)	(873,396)*

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	7,303,266	9,667,721	358,636	2,405,840
Institutional Shares	1,892,346	7,075,522	418,430	10,411,059
Reinvestment of distributions:
Investor Shares	683,099	775,401	85,785	304,990
Institutional Shares	158,813	251,596	99,035	542,481
Redemption of shares:
Investor Shares	(21,473,794)	(24,380,386)	(4,329,158)	(13,408,974)
Institutional Shares	(6,302,431)	(4,099,844)	(9,695,467)	(11,690,797)
Decrease in Net Assets from Capital Share Transactions	(17,738,701)	(10,709,990)	(13,062,739)	(11,435,401)
Decrease in Net Assets	(27,460,331)	(1,677,579)	(13,268,018)	(11,387,453)

NET ASSETS
Beginning of Year	108,497,922	110,175,501	22,316,452	33,703,905
End of Year	$81,037,591	$108,497,922 **	$9,048,434	$22,316,452 **

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	771,081	971,718	41,153	265,775
Institutional Shares	200,419	708,760	47,383	1,147,134
Reinvestment of distributions:
Investor Shares	72,593	77,231	9,840	34,169
Institutional Shares	16,682	24,763	11,323	60,107
Redemption of shares:
Investor Shares	(2,285,487)	(2,471,052)	(497,907)	(1,492,219)
Institutional Shares	(655,823)	(409,886)	(1,099,481)	(1,273,398)
Decrease in Shares	(1,880,535)	(1,098,466)	(1,487,689)	(1,258,432)

*	Distributions were the result of net investment income for the year ended March 31, 2018.

**	Includes undistributed (distributions in excess of) net investment income of $927,956 and $(155,195) for Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively, at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS	MARCH 31, 2019

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$10.06	$9.27	$9.81	$9.49	$11.58
INVESTMENT OPERATIONS
Net investment loss (a)	(0.08)	(0.12)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.80)	1.00	(0.42)	0.42	(1.94)
Total from Investment Operations	(0.88)	0.88	(0.54)	0.32	(2.01)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.09)	–	–	(0.08)
NET ASSET VALUE, End of Year	$9.10	$10.06	$9.27	$9.81	$9.49
TOTAL RETURN	(8.73)%	9.54%	(5.50)%	3.37%	(17.47)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$64,575	$85,874	$92,355	$105,417	$126,449
Ratios to Average Net Assets:
Net investment loss	(0.88)%	(1.21)%	(1.27)%	(1.06)%	(0.66)%
Net expenses	1.35%	1.27%	1.24%	1.23%	1.24%
Interest expenses	0.08%	–	–	–	–
Net expenses without interest expenses	1.27%	1.27%	1.24%	1.23%	1.24%
Gross expenses (b)	1.38%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (c)	65%	35%	81%	85%	116%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$10.18	$9.38	$9.90	$9.55	$11.62
INVESTMENT OPERATIONS
Net investment loss (a)	(0.06)	(0.10)	(0.10)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(0.80)	1.02	(0.42)	0.43	(1.93)
Total from Investment Operations	(0.86)	0.92	(0.52)	0.35	(1.98)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	(0.12)	–	–	(0.09)
NET ASSET VALUE, End of Year	$9.23	$10.18	$9.38	$9.90	$9.55
TOTAL RETURN	(8.47)%	9.82%	(5.25)%	3.66%	(17.18)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$16,462	$22,624	$17,821	$18,296	$29,027
Ratios to Average Net Assets:
Net investment loss	(0.64)%	(0.95)%	(1.02)%	(0.81)%	(0.41)%
Net expenses	1.10%	1.02%	0.99%	0.98%	0.99%
Interest expenses	0.08%	–	–	–	–
Net expenses without interest expenses	1.02%	1.02%	0.99%	0.98%	0.99%
Gross expenses (b)	1.13%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE (c)	65%	35%	81%	85%	116%

(a)	Calculated based on average shares outstanding during each year.

(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

(c)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	14

FINANCIAL HIGHLIGHTS	MARCH 31, 2019

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$8.87	$8.93	$8.87	$8.72	$9.53
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)	(0.06)	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.19	0.27	0.31	0.20	(0.57)
Total from Investment Operations	0.16	0.21	0.24	0.15	(0.62)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)	(0.27)	(0.18)	–	(0.19)
NET ASSET VALUE, End of Year	$8.91	$8.87	$8.93	$8.87	$8.72
TOTAL RETURN	1.79%	2.35%	2.74%	1.72%	(6.59)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$5,524	$9,467	$20,178	$20,497	$24,113
Ratios to Average Net Assets:
Net investment loss	(0.35)%	(0.70)%	(0.73)%	(0.59)%	(0.53)%
Net expenses	1.34%	1.30%	1.30%	1.30%	1.30%
Interest expenses	0.04%	–	–	–	–
Net expenses without interest expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.34%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (b)	83%	97%	71%	59%	58%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$8.98	$9.03	$8.97	$8.80	$9.58
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)	(0.04)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.19	0.29	0.31	0.20	(0.56)
Total from Investment Operations	0.18	0.25	0.27	0.17	(0.58)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.30)	(0.21)	–	(0.20)
NET ASSET VALUE, End of Year	$9.02	$8.98	$9.03	$8.97	$8.80
TOTAL RETURN	2.04%	2.74%	3.02%	1.93%	(6.18)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$3,524	$12,849	$13,526	$11,583	$17,829
Ratios to Average Net Assets:
Net investment loss	(0.14)%	(0.49)%	(0.48)%	(0.34)%	(0.27)%
Net expenses	1.09%	1.05%	1.05%	1.05%	1.05%
Interest expenses	0.04%	–	–	–	–
Net expenses without interest expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.09%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE (b)	83%	97%	71%	59%	58%

(a)	Calculated based on average shares outstanding during each year.

(b)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2019

Note 1. Organization

The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually, a “Fund” and collectively, the “Funds”) are a non-diversified portfolio and a diversified portfolio of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less will be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

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Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

The values of each individual forward currency contract outstanding as of March 31, 2019, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

17

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Each Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Funds, the Adviser is obligated to pay all expenses of each Fund except Board-approved shareholder servicing fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to each Fund are paid by the Adviser.

Note 4. Fees Waived

During the fiscal year, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser. As of March 31, 2019, Merk Hard Currency Fund owned approximately 4.0% of VanEck Merk Gold Trust. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund’s investment in VanEck Merk Gold Trust (NYSE:OUNZ). For the year ended March 31, 2019, the Adviser waived fees of $28,090 for Merk Hard Currency Fund.

18

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2019, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$21,927,388	$27,379,902
Merk Absolute Return Currency Fund	4,192,034	5,902,581

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2019 for any derivative type that was held during the year is as follows:

	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$208,285,957	$4,740,015,172
Futures	5,560,885	–

The Merk Hard Currency Fund’s use of derivatives during the year ended March 31, 2019, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund’s use of derivatives during the year ended March 31, 2019, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of March 31, 2019:

Merk Hard Currency Fund
Location:	Currency Contracts
Liability derivatives:
Unrealized loss on forward currency contracts	$(60,132)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$590,043
Liability derivatives:
Unrealized loss on forward currency contracts	$(464,177)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2019, by each Fund are recorded in the following locations on the Statements of Operations:

Merk Hard Currency Fund
Location:	Commodity Contracts	Currency Contracts	Total
Net realized gain (loss) on:
Futures	$(123,812)	$–	$(123,812)
Foreign currency transactions	–	(1,210,947)	(1,210,947)
Total net realized gain (loss)	$(123,812)	$(1,210,947)	$(1,334,759)

Net change in unrealized appreciation (depreciation) on:
Futures	825	–	825
Foreign currency translations	–	(3,039)	(3,039)
Total net change in unrealized appreciation (depreciation)	$825	$(3,039)	$(2,214)

Merk Absolute Return Currency Fund
Location:	Currency Contracts	Total
Net realized gain (loss) on:
Foreign currency transactions	$1,415,871	$1,415,871
Total net realized gain (loss)	$1,415,871	$1,415,871

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(143,664)	(143,664)
Total net change in unrealized appreciation (depreciation)	$(143,664)	$(143,664)
19

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at March 31, 2019. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Merk Hard Currency Fund
Liabilities:
Over-the-counter derivatives**	$(60,132)	$60,132	$–	$–
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives**	$590,043	$–	$–	$590,043
Liabilities:
Over-the-counter derivatives**	(464,177)	464,177	–	–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

**	Over-the-counter derivatives may consist of forward currency contracts and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedules of Investments.

Note 7. Federal Income Tax

As of March 31, 2019, the cost for federal income tax and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Merk Hard Currency Fund	$72,707,281	$287,918	$(1,372,122)	$(1,084,204)
Merk Absolute Return Currency Fund	8,217,783	7,664	(162,108)	(154,444)

Distributions paid during the fiscal year were characterized for tax purposes as follows:

		Ordinary Income
Merk Hard Currency Fund	2019	$870,922
	2018	1,066,474
Merk Absolute Return Currency Fund	2019	193,264
	2018	873,396

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Depreciation	Total
Merk Hard Currency Fund	$–	$(11,644,160)	$(1,182,781)	$(12,826,941)
Merk Absolute Return Currency Fund	124,361	(4,303)	(163,685)	(43,627)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

For tax purposes, the current year post-October loss was $86,523 and $2,399 for the Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively, and the current year deferred late year ordinary loss was $2,263,026 for the Merk Hard Currency Fund (realized during the period November 1, 2018 through March 31, 2019). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2019.

As of March 31, 2019, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$526,436	$8,768,175
Merk Absolute Return Currency Fund	1,853	51

For the year ended March 31, 2019, the Merk Hard Currency Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as a result of net operating losses and currency gain/loss reclassifications.

Paid-in-Capital	$(2,005,862)
Distributable Earnings	$2,005,862
20

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund’s financial statements. As of March 31, 2019 the percentage of the Merk Hard Currency Fund’s net assets invested in the VanEck Merk Gold Trust was 7.5%.

Note 9. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended March 31, 2019.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds have adopted ASU No. 2017-08 within these financial statements.

Note 10. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

21

REPORT OF INDEPENDENT REGISTERED	MARCH 31, 2019
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and

the Shareholders of Merk Hard Currency Fund and

Merk Absolute Return Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund and Merk Absolute Return Currency Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania

May 28, 2019

22

ADDITIONAL INFORMATION (Unaudited)	MARCH 31, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$968.09	$6.23	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.39	1.27%
Institutional Shares
Actual	$1,000.00	$969.54	$5.01	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14	1.02%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,025.33	$6.56	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,027.04	$5.31	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.
23

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Hard Currency Fund designates 3.72% and Merk Absolute Return Currency Fund designates 2.33% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	2	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	2	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.
24

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
25

FOR MORE INFORMATION

MERK | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

INVESTMENT ADVISER

Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0319

Payson Total Return Fund

ANNUAL REPORT // March 31, 2019

PAYSON TOTAL RETURN FUND
TABLE OF CONTENTS
MARCH 31, 2019

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	2
Schedule of Investments	3
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	16

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND

A MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

MARCH 31, 2019

Dear Payson Total Return Fund Shareholder,

Although the Payson Total Return Fund (the “Fund”) posted positive returns for the 2019 fiscal year ending March 31, 2019, the period may best be remembered for its volatility as U.S. stocks generally experienced a dramatic decline in the last three months of 2018 only to recover most of the lost ground from January through March. The Fund posted total return results for the entire fiscal year of 9.83%. This compares favorably to the total return of the S&P 500 Index (the “Index”) for the same period which produced returns of 9.50%. These favorable results came about from a disciplined security selection process focusing on companies that are sustaining above average margins while deploying capital to the benefit of the shareholder. This led the Fund to be concentrated in certain sectors while underweight others, relative to the Index.

The U.S. economic backdrop remains favorable for investors as inflation and interest rates remain low and contained, the tax cut of 2017 continues to provide support to corporate earnings while the supply of available credit is enough to help fuel further expansion. Concerns arose this past fall that these conditions were potentially changing, led primarily by the Federal Reserve raising short term interest rates, which in turn led to a nearly twenty percent decline in stock prices. The managers of the Fund believed the broad strength of the economy would foster continued corporate earnings growth and that stock prices were not at risk of a sustained downturn. Moreover, we believed stock valuations were reasonable given the level of interest rates and inflation. As such the Fund remained fully invested during this volatile period in U.S. stocks and continued to emphasize investments in those companies generating above average profit margins and high cash flows.

Although the Fund continues to maintain a large overweight of Technology stocks relative to the Index, we believe that the Fund’s choice to underweight Financial Services and Energy stocks this past fiscal year are the two notable reasons it managed to outperform the Index. Conversely, the Utilities sector, which represents a relatively small weight in the Index, performed well this past fiscal year generating total returns of nearly 20% for the Index. The Fund did not hold any Utility stocks which contributed adversely to the Fund’s relative performance compared to the Index.

The top five contributors to the Fund’s performance this past year based on their total returns relative to the Index include Worldpay, Inc. (+47.96%), Danaher Corp. (+35.65%), Mastercard, Inc. (+35.18%), Visa, Inc. (31.44%), and The TJX Cos., Inc. (+32.60%). The lowest five contributors in the Fund this past year were Thor Industries, Inc. (-27.75%), Skyworks Solution, Inc. (-22.98%), Applied Material, Inc. (-20.65%), Booking Holdings, Inc. (-16.13%), and Aptiv PLC (-5.49%). Of these five holdings, the Fund continued to hold Booking Holdings, Inc. and Aptiv PLC as of March 31, 2019.

The economic expansion that started in March of 2008 is one of the longest in U.S. history. Many economists and stock market observers point to this fact as reason enough that the economy is poised to experience a recession. Although the managers of the Fund appreciate the inevitable cycles of the U.S. economy and they continue to watch for signs of deterioration, they see little evidence we are on the verge of such a downturn. In the meantime, they will continue to search for and invest in companies that are generating strong and sustainable cash flows while earning high returns on their capital.

1

PAYSON TOTAL RETURN FUND

PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Payson Total Return Fund	9.83%	8.73%	14.82%
S&P 500 Index	9.50%	10.91%	15.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.94%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 805-8258.

2

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 99.1%
Consumer Discretionary - 14.9%
2,615	Amazon.com, Inc. (a)	$4,656,661
26,957	Aptiv PLC	2,142,812
1,322	Booking Holdings, Inc. (a)	2,306,771
55,300	BorgWarner, Inc.	2,124,073
10,431	The Home Depot, Inc.	2,001,605
56,296	The TJX Cos., Inc.	2,995,510
		16,227,432
Consumer Staples - 2.2%
38,150	Walgreens Boots Alliance, Inc.	2,413,751

Financial - 21.4%
62,376	Aflac, Inc.	3,118,800
24,040	American Express Co.	2,627,572
19,139	Berkshire Hathaway, Inc., Class B (a)	3,844,834
24,016	JPMorgan Chase & Co.	2,431,139
18,420	Mastercard, Inc., Class A	4,336,989
11,500	S&P Global, Inc.	2,421,325
29,100	Visa, Inc., Class A	4,545,129
		23,325,788
Health Care - 17.3%
25,760	AbbVie, Inc.	2,075,998
19,857	Amgen, Inc.	3,772,433
5,000	Covetrus, Inc. (a)	159,250
26,621	Danaher Corp.	3,514,505
13,530	Gilead Sciences, Inc.	879,585
20,905	Johnson & Johnson	2,922,310
28,845	Merck & Co., Inc.	2,399,039
71,337	Pfizer, Inc.	3,029,682
		18,752,802
Industrials - 9.0%
15,000	Colfax Corp. (a)	445,200
25,220	CSX Corp.	1,886,960
9,300	Cummins, Inc.	1,468,191
37,625	Fortive Corp.	3,156,361
4,227	General Dynamics Corp.	715,547

Shares	Security Description	Value
Industrials - 9.0% (continued)
16,500	United Technologies Corp.	$2,126,685
		9,798,944
Technology - 34.3%
17,804	Accenture PLC, Class A	3,133,860
4,875	Alphabet, Inc., Class A (a)	5,737,339
32,031	Apple, Inc.	6,084,288
12,360	Broadcom, Inc.	3,716,776
17,300	CDW Corp.	1,667,201
66,853	Cisco Systems, Inc.	3,609,393
20,172	Fiserv, Inc. (a)	1,780,784
88,808	Intel Corp.	4,768,990
24,560	Microsoft Corp.	2,896,606
12,840	Texas Instruments, Inc.	1,361,939
23,000	Worldpay, Inc., Class A (a)	2,610,500
		37,367,676
Total Common Stock (Cost $69,958,369)		107,886,393
Investments, at value - 99.1% (Cost $69,958,369)		$107,886,393
Other Assets & Liabilities, Net - 0.9%		1,023,970
Net Assets - 100.0%		$108,910,363

PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$107,886,393
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$107,886,393

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

The Level 1 value displayed in the table on the previous page is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	15.1%
Consumer Staples	2.2%
Financial	21.6%
Health Care	17.4%
Industrials	9.1%
Technology	34.6%
100.0%

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $69,958,369)	$107,886,393
Cash	1,641,241
Receivables:
Fund shares sold	3,600
Dividends and interest	21,001
Prepaid expenses	5,646
Total Assets	109,557,881

LIABILITIES
Payables:
Investment securities purchased	440,850
Fund shares redeemed	4,545
Distributions payable	105,580
Accrued Liabilities:
Investment adviser fees	54,629
Trustees’ fees and expenses	150
Fund services fees	14,902
Other expenses	26,862
Total Liabilities	647,518

NET ASSETS	$108,910,363

COMPONENTS OF NET ASSETS
Paid-in capital	$71,552,144
Distributable earnings	37,358,219
NET ASSETS	$108,910,363

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,622,049

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.37

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $6)	$1,628,423
Interest income	8,284
Total Investment Income	1,636,707

EXPENSES
Investment adviser fees	613,402
Fund services fees	178,565
Custodian fees	10,998
Registration fees	24,391
Professional fees	41,614
Trustees' fees and expenses	5,920
Other expenses	39,620
Total Expenses	914,510

NET INVESTMENT INCOME	722,197

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	239,355
Net change in unrealized appreciation (depreciation) on investments	8,717,251
NET REALIZED AND UNREALIZED GAIN	8,956,606
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,678,803

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2019	2018
OPERATIONS
Net investment income	$722,197	$707,092
Net realized gain	239,355	2,832,668
Net change in unrealized appreciation (depreciation)	8,717,251	8,633,351
Increase in Net Assets Resulting from Operations	9,678,803	12,173,111

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(718,980)	(4,349,681	)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	12,810,743	13,283,006
Reinvestment of distributions	307,206	3,943,748
Redemption of shares	(8,656,484)	(8,449,442)
Increase in Net Assets from Capital Share Transactions	4,461,465	8,777,312
Increase in Net Assets	13,421,288	16,600,742

NET ASSETS
Beginning of Year	95,489,075	78,888,333
End of Year	$108,910,363	$95,489,075	**

SHARE TRANSACTIONS
Sale of shares	693,817	747,377
Reinvestment of distributions	16,559	223,983
Redemption of shares	(463,798)	(483,769)
Increase in Shares	246,578	487,591

*	Distributions were the result of net investment income of $612,740 and net realized gains of $3,736,941 for the year ending March 31, 2018.
**	Includes distributions in excess of net investment income of $(3,254) at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.	7

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Year	$17.76	$16.14	$13.94	$15.21	$15.22
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.14	0.16	0.16	0.16
Net realized and unrealized gain (loss)	1.61	2.33	2.25	(0.76)	0.77
Total from Investment Operations	1.74	2.47	2.41	(0.60)	0.93

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	(0.12)	(0.21)	(0.16)	(0.16)
Net realized gain	–	(0.73)	–	(0.51)	(0.78)
Total Distributions to Shareholders	(0.13)	(0.85)	(0.21)	(0.67)	(0.94)

NET ASSET VALUE, End of Year	$19.37	$17.76	$16.14	$13.94	$15.21
TOTAL RETURN	9.83%	15.39%	17.41%	(3.94)%	6.32%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$108,910	$95,489	$78,888	$74,514	$76,875
Ratios to Average Net Assets:
Net investment income	0.71%	0.82%	1.10%	1.11%	1.05%
Net expenses	0.89%	0.94%	0.98%	0.97%	0.97%
PORTFOLIO TURNOVER RATE	27%	38%	30%	55%	41%

(a)	Calculated based on average shares outstanding during each year.

See Notes to Financial Statements.	8

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations,

10

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2019, the Fund had $1,391,241 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services.

11

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2019 were $32,014,031 and $27,479,620, respectively.

Note 6. Federal Income Tax

As of March 31, 2019, the cost of investments for federal income tax purposes is $69,958,369 and the components of net unrealized appreciation were as follows:

Gross Unrealized Appreciation	$39,073,966
Gross Unrealized Depreciation	(1,145,942)
Net Unrealized Appreciation	$37,928,024

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2019	2018
Ordinary Income	$665,961	$911,875
Long-Term Capital Gain	–	3,487,584
	$665,961	$4,399,459

12

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

As of March 31, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$105,543
Capital and Other Losses	(569,768)
Net Unrealized Appreciation	37,928,024
Other Temporary Differences	(105,580)
Total	$37,358,219

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to treatment of distributions payable.

As of March 31, 2019, the Fund had $569,768 of available short-term capital loss carryforwards that have no expiration date.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the period ended March 31, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Payson Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in Forum Funds since 2009.

Philadelphia, Pennsylvania

May 23, 2019

15

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

16

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$982.66	$4.45	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 0.53% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

17

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.
18

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
19

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 13(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $191,300 in 2018 and $180,300 in 2019.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2019.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $37,500 in 2018 and $34,500 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2018 and $0 in 2019. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 31, 2019

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	May 31, 2019